Exhibit 10.7

EXECUTION VERSION

CROSS MARKETING AND TRADEMARK LICENSE AGREEMENT

This Cross Marketing and Trademark License Agreement (this “Agreement”) is made and effective as of September 29, 2011 (the “Effective Date”) by and among Caesars Entertainment Corporation, a Delaware corporation (“CEC”), Caesars Entertainment Operating Company, Inc., a Delaware corporation (“CEOC”), the parties listed on Schedule 1 hereto (collectively, the “Licensors”), and Caesars Interactive Entertainment, Inc., a Delaware corporation (“CIE”) (each a “party,” and collectively, the “parties”).

RECITALS

WHEREAS, CEC’s Affiliates (as defined below) are providers of branded casino entertainment operating under certain brands owned by, or licensed to, Licensors;

WHEREAS, Licensors are the collective owners or licensees of the Licensed Marks (as defined below);

WHEREAS, CIE desires to use the Licensed Marks in connection with offering the Licensed Services (as defined below), and Licensors are willing to permit CIE to use the Licensed Marks for the Licensed Services, subject to the terms and conditions of this Agreement;

WHEREAS, CWI (as defined on Schedule 1) and CIE are parties to that certain Trademark License Agreement, dated October 1, 2009 (the “Existing CWI License”), pursuant to which, among other things, CWI granted CIE certain rights to use certain of the Licensed Marks;

WHEREAS, CLC (as defined on Schedule 1) and CIE are parties to that certain Trademark License Agreement, dated October 1, 2009 (the “Existing CLC License” and, together with the Existing CWI License, the “Existing Trademark Licenses”), pursuant to which, among other things, CLC granted CIE certain rights to use certain of the Licensed Marks;

WHEREAS, CLC, CWI and CIE wish to terminate the Existing Trademark Licenses and supersede them with this Agreement; and

WHEREAS, CEC and CEOC desire CIE to market and promote their and their Affiliates’ properties, products and services, and CIE desires CEC, CEOC and their Affiliates to market and promote its products and services.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

DEFINITIONS

“Additional Marks” means (i) any trademarks and service marks currently owned by, or licensed to, a Licensor that are not included in Exhibit A, or that a Licensor may acquire, or acquire a license to, during the Term of this Agreement, that CIE may request authorization to use, and that such Licensor grants permission to CIE to use and (ii) any trademarks and service marks that CIE may request be registered, or registered in any additional jurisdiction(s), by a Licensor and that such Licensor agrees to register, or register in any additional jurisdiction(s), and grants permission to CIE to use, subject, in each case of (i) and (ii), to the terms and conditions of this Agreement.

“Affiliate” means any entity directly or indirectly controlling, controlled by or under common control with a party, where “control” means: (i) the ownership of at least fifty percent (50%) of the equity or beneficial interest of such entity, or the right to vote for or appoint a majority of the board of directors or other governing body of such entity; or (ii) the power to directly or indirectly direct or cause the direction of the management and policies of such entity by any means whatsoever.

“Bricks and Mortar Facility” means a facility that has a physical location that patrons can visit and enter physically to engage in gaming activity or purchase lodging.

“CEC Competitor” means any which has as its primary business the operation of a Bricks and Mortar Facility.

“CEOC Net Sales” means any of the following types of revenue received by CEOC: (i) all non-gaming revenue from sale of lodging, food and beverage, retail and entertainment; and (ii) all revenue generated from sales in the TR Marketplace; less all payment processing chargebacks, adjustment for payment processing reversals, payment processing fees paid to third party providers, and any applicable sales or entertainment tax.

“CIE Competitor” means any entity that operates any Play-For-Fun Gaming or Real-Money Gaming through any Online Media.

“CIE Games” means any Play-for-Fun Gaming or Real-Money Gaming games owned, operated, hosted or otherwise provided or offered by CIE (whether directly or indirectly through third parties).

“CIE Marks” means the trademarks and service marks identified in Exhibit C hereto, all common law rights with respect thereto, all applications and registrations thereof in any office or agency of the United States, or any country throughout the world, all rights therein provided by international treaties or conventions, and all extensions and renewals of any of the foregoing.

“CIE Net Sales” means any of the following types of revenue received by CIE or any of its Sublicensees: (i) revenue from casino games, poker rake and bingo/other games, less all payment processing chargebacks, adjustment for payment processing reversals, payment processing fees imposed by and paid to third party providers, ID verification fees (KYC), gaming duties or taxes required to be paid to governmental entities or regulatory authorities, customer winnings, and bonuses paid to customers; (ii) microtransaction revenue less platform and bandwidth fees paid to third party providers; and (iii) advertising and sponsorship revenue received by CIE less associated commissions paid to third party agencies related to the sale of such sponsorships.

“Confidential Information” means any and all confidential or proprietary information of, or concerning, a party, its Affiliates, employees and clients, including, but not limited to, commercial, financial, and technical information, pricing of products, customer or client lists, programs, procedures, data, documents, trade secrets, information regarding specific transactions, financial information and estimates, and long-term plans and goals.

“Customer Information” means any information collected from any person who visits a Bricks and Mortar Facility or engages in Play-For-Fun-Gaming or Real-Money-Gaming including, without limitation, (i) non-public financial information, (ii) contact information, (iii) Total Rewards® numbers and associated customer data for gaming and non-gaming activity; and (iv) play and usage data.

“Licensed Marks” means, collectively, (i) the trademarks and service marks identified in Exhibit A hereto, as may be amended from time to time in accordance with the terms of this Agreement, all common law rights with respect thereto, all applications and registrations thereof in any office or agency of the United States, or any country throughout the world, all rights therein provided by international treaties or conventions, and all extensions and renewals of any of the foregoing, and (ii) any of the domain names identified in Exhibit B hereto, as may be amended from time to time in accordance with the terms of this Agreement, that are held in the name of, or licensed to, any Licensor.

“Licensed Services” means, collectively, Play-For-Fun Gaming and Real-Money Gaming.

“Licensor Designated Marks” means, with respect to any Licensor, the Licensed Marks that are designated as owned, registered or licensed to such Licensor on Exhibit A and Exhibit B.

“Marketing Code” means CEC’s Marketing Code of Commitment, as CEC may from time to time update, a current copy of which is attached hereto as Exhibit D.

“Online Media” means via any medium that allows remote access to game play in which a game is operated, including on the Internet, via satellite or other global communications network, on interactive TV, or on mobile devices such as mobile phones, tablets, or handheld gaming systems or any subsequent generation of products or services that support remote access to game play.

“Play-For-Fun Gaming” means the offering, distribution, advertising, promotion and sale of any type of game, e.g., casino, poker, bingo, sports or sporting events, skill games, etc., played through Online Media in which real money is not wagered on the outcome of the game (whether or not a real prize is awarded). For the avoidance of doubt, games in which players can purchase virtual chips or tokens but real money is not wagered on the outcome of the game shall be considered Play-For-Fun Gaming.

“Properties” means the Bricks and Mortar Facilities owned, operated, controlled or managed by CEC and its Affiliates provided that if, at any time during the term of this Agreement, such Bricks and Mortar Facility is no longer owned, operated, controlled or managed by CEC or one of its Affiliates, it (and its associated web assets) shall cease to be a Property.

“Real-Money Gaming” means the offering, distribution, advertising, promotion and sale of any type of game, e.g., casino, bingo, poker, sports or sporting events, skill games, etc. played through Online Media in which real money is wagered on the outcome of the game. For the avoidance of doubt, games in which players can purchase virtual chips or tokens but real money is not wagered on the outcome of the game shall not be considered Real-Money Gaming.

“Real-Money Territory” means the United Kingdom, France and Italy, and any other country where Real-Money Gaming is lawful, subject to CEC’s approval rights as set forth in Section 2.6 hereof.

ARTICLE II

LICENSE GRANT

2.1 Exclusive License. Subject to the terms and conditions of this Agreement, each Licensor hereby grants to CIE, and CIE hereby accepts from such Licensor, an exclusive, worldwide license to use such Licensor’s Licensor Designated Marks in connection with (a) Real-Money Gaming (for use solely in the Real-Money Territory) and (b) Play-For-Fun Gaming. Notwithstanding the exclusive license granted herein, and subject to all applicable regulatory requirements, Licensors shall retain the right to use the Licensed Marks in connection with providing Real-Money Gaming, Play-for-Fun Gaming and sports book wagering through Online Media to individuals physically located at the Properties.

2.2 Nonexclusive License. Subject to the terms and conditions of this Agreement, each Licensor hereby grants to CIE, and CIE hereby accepts from such Licensor, a worldwide, nonexclusive license to use such Licensor’s Licensor Designated Marks in connection with the marketing and promotion of the Properties and the web assets related to the Properties in accordance with Section 6.1.

2.3 Sublicensing. Subject to the requirements and restrictions of Section 11.1 hereinbelow, CIE shall have the right to grant sublicenses of the rights granted under Sections 2.1 and 2.2 of this Agreement solely to its Affiliates and third parties (each a “Sublicensee”), provided that, (a) all sublicenses of the rights granted hereunder shall be in writing and shall include provisions consistent with the terms and conditions of this Agreement, (b) all such sublicenses must expressly provide for their automatic and immediate termination in the event that, in the case of Affiliate Sublicensees, such Sublicensee ceases to be an Affiliate or, in the case of third party Sublicensees, CIE ceases doing business with such Sublicensee or CIE’s contractual relationship with such Sublicensee otherwise terminates and (c) if CIE charges any Sublicensee royalties for such sublicense in excess of 3% (such amount in excess of 3%, the “Additional Royalties”), CIE shall, or shall cause such Sublicensee to, remit the Additional Royalties directly to CEOC. CIE shall cause all Sublicensees to fully comply with the terms and conditions of this Agreement and shall be responsible for the breach by any Sublicensee of any thereof.

2.4 Additional Marks. Upon the written request of CIE to a Licensor, such Licensor shall consider in good faith the inclusion of any Additional Marks within the scope of the license granted hereunder with respect to the Licensed Marks. Upon the written approval of such Licensor for such inclusion, the Licensed Marks shall thereafter include the Additional Marks, subject to any additional limitations imposed by such Licensor on the use of the Additional Marks including whether or not they will be granted on an exclusive or non-exclusive basis. Upon such inclusion, CIE shall be responsible in accordance with Section 3.5 for all costs and expenses, including legal fees, in connection with registering and maintaining the Additional Marks and their associated domains names in any jurisdiction licensed hereunder.

2.5 Removal of Marks. In the event any Property or Licensor at any time is no longer owned or operated by CEC or any of its Affiliates (whether as a result of merger, sale of assets, stock or voting control, or otherwise) (any such transaction resulting in such circumstances, a “Divestiture Transaction”), then, upon the consummation of such Divestiture Transaction: (a) the license to the Licensed Marks related to such Property or owned or licensed to such Licensor, as applicable, shall continue in full force and effect and (b) in the event that any of the Licensed Marks are transferred to another party in connection with such Divesture Transaction, such Licensed Marks will transfer to such party subject to the rights granted to CIE pursuant to this Agreement; provided, however, that CEC and CIE may mutually agree to remove such Licensed Marks from the scope of the license granted pursuant to this Agreement, at which time Exhibits A and B shall be amended to remove such Licensed Marks.

2.6 Countries within Real Money Territory. CEC shall, in its sole discretion, determine whether Real-Money Gaming is lawful in any particular country, and whether the intellectual property rights in the Licensed Marks can be adequately protected in such country, so that the country falls within the definition of the Real-Money Territory. Upon the written approval of CEC for such inclusion, “Real-Money Territory” and the right to use the Licensed Marks in connection with Real-Money Gaming shall thereafter include such additional countries, subject to any additional limitations imposed by CEC applicable to such countries. Upon such inclusion, CIE shall be responsible in accordance with Section 3.5 for all costs and expenses, including legal fees, in connection with registering and maintaining the Licensed Marks and their associated domains names in any such countries.

2.7 Ownership. CIE acknowledges that, except for the Sublicensed Marks (as defined below), each Licensor is the owner of all right, title, and interest in and to such Licensor’s Licensor Designated Marks and Additional Marks, and all such right, title, and interest shall remain with such Licensor. CIE shall not contest, dispute, or challenge any Licensor’s right, title, and interest in and to the Licensed Marks or the Additional Marks.

2.8 Sublicensed Marks. CIE acknowledges that (a) certain of the Licensed Marks (the “Sublicensed Marks”) are licensed to, rather than owned by, Licensors pursuant to certain trademark license agreements between the owners of such Licensed Marks and certain Licensors (the “Property Licenses”); (b) Licensors are granting CIE a sublicense to the Sublicensed Marks pursuant to this Agreement; (c) CIE’s rights to use the Sublicensed Marks are at all times subject to the terms and conditions of the Property Licenses, copies of which CIE acknowledges receipt and review; and (d) if, at any time, any Property License is no longer in effect, or Licensors’ rights to use the Sublicensed Marks are otherwise terminated for any reason, CIE shall no longer have the right to use the applicable Sublicensed Marks, and such Sublicensed Marks will automatically be removed from the scope of the license granted to CIE pursuant to this Agreement. In the event that any Property License is no longer in effect, or Licensor’s rights to use the Sublicensed Marks are otherwise terminated for any reason, CEC shall provide written notification to CIE thereof. CIE further acknowledges that, notwithstanding the exclusive license granted to CIE to the Sublicensed Marks by Licensor pursuant to Section 2.1, the Property Licenses grant Licensors non-exclusive licenses to use the Sublicensed Marks; therefore, with respect to the Sublicensed Marks, the exclusive license granted to CIE is only as between Licensors and CIE, and the owners of the Sublicensed Marks may have granted, or may in the future grant, other parties rights to use such Sublicensed Marks.

2.9 Goodwill. All goodwill and improved reputation generated by CIE’s or its Sublicensee’s use of the Licensed Marks shall inure to the benefit of each Licensor with respect to such Licensor’s Licensor Designated Marks. CIE shall not, and shall ensure that its Sublicensees shall not, by any act or omission use the Licensed Marks in any manner that disparages or reflects adversely on Licensors or each of their respective businesses or reputations. Except as expressly provided herein, no party may use any trademark or service mark of any other party without that party’s prior written consent, which consent may be given or withheld in that party’s sole discretion.

ARTICLE III

QUALITY CONTROL AND PROSECUTION

3.1 Quality Control. In order to preserve the inherent value of the Licensed Marks, CIE shall use its best efforts to ensure that the quality of the Licensed Services shall be at least the level of quality of use made by Licensors of the Licensed Marks. Each Licensor shall have the right, at reasonable times and at CIE’s sole cost, to inspect CIE’s use of the Licensed Marks for purposes of quality control.

3.2 Approval of Usage of Licensed Marks. All uses of the Licensed Marks pursuant to Sections 2.1, 2.2 and 2.3, including on websites, in CIE Games and advertising and promotional materials used by CIE to promote and/or market the Licensed Services, shall be subject to the prior written approval of CEC, which approval shall not be unreasonably withheld or delayed. Such approval shall include approval of the artistic presentation and overall look and feel of such usage of the Licensed Marks. For each required submission, CIE shall send a copy of the proposed advertising, promotion or other materials to each of the following individuals: 1) Attn: Vice President Total Rewards and 2) Attn: Brand Manager, Caesars Entertainment via the e-mail addresses provided by CEC. If CIE receives no comment from CEC within five (5) days after submission of marketing or advertising material for approval, the request for approval of such material shall be deemed approved by CEC for use by CIE. Marketing or advertising material that is substantially similar (and intended to be used in a substantially similar manner) to material previously approved by CEC shall not be required to be resubmitted for approval.

3.3 Compliance With Laws. CIE shall ensure that its use of the Licensed Marks and the Licensed Services shall comply in all respects with all laws, rules, regulations and requirements of any governmental body that may be applicable to the operation, advertising and promotion of the business of CIE or use of the Licensed Marks.

3.4 Prosecution and Maintenance. Except as otherwise provided herein, each Licensor shall be responsible for prosecution and maintenance of its respective Licensor Designated Marks, at its expense. Each Licensor shall be responsible for maintaining or not maintaining, in its sole discretion, its respective Licensor Designated Marks in full force and effect, by, among other means, preparing and filing any and all necessary applications, affidavits, renewals, or other documentation as may be required by law to maintain the Licensed Marks and any registrations thereof, and CIE shall assist each Licensor in the maintenance and protection of the Licensed Marks by taking whatever acts and executing all documents and instruments as any Licensor may deem necessary. Prosecution shall be conducted by counsel selected by each Licensor in its discretion. Prosecution shall be controlled by each Licensor, provided that CIE shall, at its expense, have the right to participate in the prosecution of the Licensed Marks as relates to the Licensed Services in the applicable jurisdictions licensed hereunder, and each Licensor shall give due consideration to all reasonable advice received from CIE.

3.5 Reimbursement of Certain Expenses. In the event particular prosecution or other expenses of any Licensor are reimbursable by CIE in accordance with this Agreement, such Licensor shall timely invoice CIE for such expenses setting forth the Licensed Mark, domain name, jurisdiction and other relevant information for which reimbursement is being sought. CIE shall pay all such invoices within thirty (30) days of receipt, unless disputed in writing by CIE.

3.6 Prosecution Cooperation. The parties shall provide reasonable and timely cooperation with one another in all prosecution/maintenance matters, including making their personnel available as reasonably required at no cost to the other party (except as such costs are required to be paid by a party as otherwise provided herein).

3.7 Notification of Infringement. CIE shall immediately notify Licensors and provide to Licensors all relevant background facts upon becoming aware of (a) any registrations of, or applications for registration of, marks that may conflict with or are confusingly similar to any Licensed Marks, and (b) any infringements, imitations, or illegal use or misuse of the Licensed Marks.

3.8 Enforcement Cooperation. CIE shall cooperate with each Licensor in any way reasonably necessary in any action, suit, proceeding, claim or counterclaim brought by any Licensor hereunder as relates to the Licensed Services, including being named as a party to such action if so requested by a Licensor or required by law. Except as relates to Licensed Marks a Licensor acquires and maintains at the request of CIE, Licensor shall reimburse all reasonable out-of-pocket expenses incurred by CIE in connection therewith.

3.9 Discontinuance of Claims. Any Licensor may discontinue prosecution of any application, action, suit or proceeding if in its sole discretion it determines that such prosecution or defense is not advantageous to such Licensor.

3.10 Discontinuance of Coverage.

(a) With respect to existing coverage including pending applications/registrations for casino gaming services for the Licensed Marks in the name of any Licensor (or any predecessor in interest), CIE acknowledges that, except for as provided in this Section 3.10(a), no Licensor has any obligation to maintain coverage for any country, territory or any other jurisdiction (hereinafter referred to as a “Jurisdiction”). Should any Licensor determine that it no longer desires to maintain coverage in any Jurisdiction for any Licensed

Mark (other than the Sublicensed Marks), then (i) such Licensor shall provide CIE with no less than sixty day’s written notice of its intent with regard to same; (ii) such Licensor shall, upon written request by CIE, and solely to the extent, if at all, permitted by the terms of any financing agreement applicable to such Licensor, take such action (at CIE’s sole expense) as is necessary to assign such Licensed Mark(s) related to casino gaming services to CIE; provided that, (iii) upon CIE’s acceptance of ownership of any registration in a Jurisdiction, CIE shall maintain said registration during the term of this Agreement. In consideration for the transfer of such Licensed Marks, CIE shall pay such Licensor all costs and fees associated with the assignment of the Licensed Marks for each jurisdiction in which CIE becomes the registered owner of the Licensed Mark(s). In the event that a Licensor is not permitted to assign such Licensed Mark(s) pursuant to a previously executed agreement, upon CIE’s written request, such Licensor shall maintain coverage for such Licensed Mark(s) during the Term at CIE’s sole cost and expense.

(b) Nothing herein shall be interpreted to mean that any Licensor has failed to maintain coverage in a Jurisdiction if it permits an individual application or registration to be withdrawn, modified and/or lapse, so long as such Licensor maintains coverage for a Licensed Mark in that Jurisdiction for casino gaming services or, if registrations related to casino gaming services are not permitted in a Jurisdiction, so long as such Licensor maintains coverage for a Licensed Mark for those services that are most closely related to casino gaming services. Notwithstanding anything herein to the contrary, the requirements of this paragraph as related to Licensors and the rights of CIE as herein described shall not apply with respect to coverage in the United States, its territories, or individual countries that comprise that which is known as the “European Union” as such is now comprised, or as such exists in the future.

(c) Notwithstanding the fact that CIE may be the owner of record for a Licensed Mark in a particular Jurisdiction, CIE’s and Sublicensee’s use and ownership of the Licensed Mark shall be limited by the terms of this Agreement and they may make no further disposition of such Licensed Mark without CEC’s prior written approval, which may be granted or denied in CEC’s sole discretion. Further, CEC, Licensors and each of their respective Affiliates shall maintain the absolute right to use the Licensed Marks for all goods and services for which the Licensed Mark is registered, subject to the terms and conditions of this Agreement. CIE expressly acknowledges and agrees that its registration of any Licensed Mark in its name shall inure to the exclusive benefit of the applicable Licensor as set forth in this Agreement. CIE may not assign, transfer, or pledge the registration for the Licensed Mark in any Jurisdiction. CIE shall be exclusively responsible for paying all fees and costs in connection with the filing of any application, renewal or other filing required to maintain a registration for the Licensed Mark in that Jurisdiction. Furthermore, in the use of any such Licensed Mark, CIE shall be obligated to honor and fulfill the terms of any co-existence agreement any Licensor may have with any third party related to the use of said Licensed Mark.

(d) Notwithstanding anything herein to the contrary, at any time following CIE’s receipt of ownership of a Licensed Mark previously owned by a Licensor, CIE shall be obligated to, upon written demand of such Licensor, immediately transfer to such Licensor ownership of said Licensed Mark. Within thirty (30) days following said transfer to such Licensor, CIE shall provide such Licensor with an invoice reflecting CIE’s cost (with no mark up) for registering and maintaining the Licensed Mark (including the attorney’s fees and costs necessary to effectuate same) and such Licensor shall make payment to CIE of said sum as consideration for said transfer. Upon transfer of the Licensed Mark, CIE shall maintain the right to use the Licensed Mark for all goods and services for which the Licensed Mark is registered, subject to the terms and conditions of this Agreement.

ARTICLE IV

URL AND WEB SITE USAGE

4.1 Category A URL Usage. With respect to domain names identified in Exhibit B as “Category A” domain names, the following shall apply:

(a) All websites operated using Category A domain names shall require prior approval of CEC as to the look and feel of the website and use of the Licensed Marks in accordance with Section 3.2.

(b) Subject to all regulatory requirements, for websites accessed from the Real-Money Territory, all websites operated using Category A domain names require an integrated core navigational link that features promotion of the Properties as directed by the CEC marketing department with CEC approval of all property/offline business related content. The Properties’ navigational link must be consistent in size with all of the other navigational links on the website.

(c) Subject to all regulatory requirements, for websites accessed from outside the Real-Money Territory, all websites operated using Category A domain names will redirect to a sub-domain that is a page dedicated to the promotion of the Properties. CEC shall have full approval and provide all collateral for the sub-domain page in accordance with Section 3.2.

(d) CIE shall include CEC tracking tags on CEC Property links.

(e) CIE shall reimburse CEOC for fifty (50) percent of actual costs and expenses associated with maintaining Category A domain name registrations in accordance with Section 3.5.

(f) If permitted by applicable law, CEC will include a prominent banner ad or its equivalent on caesarscasinos.com for caesarscasino.com in the jurisdictions where CIE accepts real-money wagers.

4.2 Category B URL Usage. With respect to domain names identified in Exhibit B as “Category B” domain names, the following shall apply:

(a) All websites operated using Category B domain names shall require prior approval of CEC as to the look and feel of the website and use of the Licensed Marks in accordance with Section 3.2.

(b) CIE to provide an integrated tab promoting the Properties for all pages branded with Licensed Marks with CEC approval of all property/offline business related content.

(c) CIE shall reimburse CEOC for costs and expenses associated with maintaining Category B domain name registrations in accordance with Section 3.5.

4.3 Category C URL Usage. CIE shall create an affiliate site using the domain “casinos.com”. The goal is to maximize the value on a country by country basis of all the customer traffic generated to the affiliate site. The focus will be driving customers to the Properties and to CIE’s online gaming sites in the Real-Money Territory. CIE will submit a plan for approval by CEC to leverage the “casinos.com” domain and maximize its ranking in search engines using search engine optimization. There will be no royalties or cross payments regarding sending customers in either direction as it relates to this site. Content will be hosted by CIE and developed by CIE with creative approval from CEC in accordance with Section 3.2. CIE and CEC shall each pay fifty (50%) percent of the costs and expenses associated with maintaining the “casinos.com” domain name registration in accordance with Section 3.5. CIE shall include CEC tracking tags as requested by CEC.

4.4 Category D URL Usage. With respect to domain names identified in Exhibit B as “Category D” domain names which are misspellings of brand names, the provisions of Sections 4.1 to 4.3 applicable to the closest properly spelled domain name in Categories A, B, or C shall apply.

4.5 Expenses. CIE shall be responsible for the cost of developing, hosting, and operating all websites or web pages containing CIE content in accordance with this Agreement. CEC shall be responsible for the cost of developing, hosting, and operating all websites or web pages containing CEC content in accordance with this Agreement.

4.6 Redirecting Web Pages. Licensors shall be responsible for redirecting the URLs associated with the domain names included in the Licensed Marks to websites defined by CIE.

ARTICLE V

ROYALTIES

5.1 Royalty. During the Term, CIE shall pay to CEOC, on behalf of the Licensors, a royalty of three percent 3% of CIE Net Sales for all revenue generated for Real- Money Games and Play-For-Fun Games where the primary brand of the game or the URL on which such game is located is one or more Licensed Marks. For the avoidance of doubt, CIE Net Sales for which royalties will be due pursuant to this Section 5.1 shall not include any revenue attributable to games that in no way incorporate or use any of the Licensed Marks. Solely by way of example, Exhibit E, Section 5.1, provides examples of CIE Games for which Licensed Marks are and are not the primary brand usage.

5.2 Royalty Payments. Royalties payable by CIE to CEOC hereunder shall be determined and paid on a calendar monthly basis. Within thirty (30) days following the end of each calendar month in which royalties are payable hereunder, CIE shall provide CEOC with (i) a written statement of its CIE Net Sales for such calendar month and the royalties payable hereunder for such month, and (ii) payment of the royalties then-payable hereunder.

5.3 Currency. All payments under this Agreement shall be in U.S. dollars in immediately available funds, and, unless instructed otherwise by CEOC, shall be made via wire transfer to an account designated from time to time by CEOC.

5.4 Taxes. Unless otherwise required by law, each party shall be responsible for paying and reporting all of its own taxes and fees, including without limitation income taxes, payroll taxes, franchise taxes and all taxes and fees in connection with this Agreement.

5.5 True-Up. In the event CIE issues any allowances or credits or takes any write-offs related to its recorded CIE Net Sales on Licensed Services, the amount of any applicable underpayment or overpayment will be added or subtracted, as appropriate, to or from the next royalty payment in accordance with this Article V or, if no further royalty payments are due, by payment to the party owed such adjustment within thirty (30) days after identification of such adjustment.

5.6 Audit. CIE shall keep complete and accurate records of CIE Net Sales. CEOC shall have the right, through an independent certified public accountant reasonably acceptable to CIE (following execution by said account of a confidentiality agreement reasonably acceptable to CIE) to examine such records during regular business hours, in a manner that does not unreasonably interfere with ongoing operations, upon reasonable written notice for so long as any royalties are payable hereunder and for three (3) years thereafter, provided, however, that such examination shall not take place more often than once per year. Any adjustments required as a result of overpayments or underpayments identified through CEOC’s exercise of audit rights shall be made by subtracting or adding, as appropriate, amounts from or to the next royalty payment in accordance with this Article V or, if no further royalty payments are due, by payment to the party owed such adjustment within thirty (30) days after identification of such adjustment. CEOC shall bear the full cost and expense of the audit unless such audit correctly discloses that the discrepancy for the year differs by more than three percent (3%) from the amount the accountant determines is correct, in such case CIE shall pay the reasonable fees and expenses charged by the accountant. In addition, CIE shall pay interest from the original date due until payment on the amount of the underpayment at a rate equal to the average one-year London Inter-Bank Offering Rate for the United States dollar as reported from time to time in the Wall Street Journal (or, if such rate is not regularly published, as published in such source as the parties agree) and calculated from the date due until the payment date.

ARTICLE VI

CROSS MARKETING

6.1 Marketing by CIE.

(a) CIE shall provide certain marketing and promotion of the Properties and the web assets related to the Properties on all websites, directly or indirectly, owned, operated, hosted, licensed or controlled by, or for the benefit of, CIE and its Affiliates (“CIE Websites”) as reasonably requested from time to time by CEC and CEOC and in accordance with the Marketing Code; provided, however, that such marketing and promotion, or the provision thereof, (a) does not conflict with any laws or regulations applicable to CIE or any of its Affiliates, (b) does not create a material disruption of, and is not overly burdensome on, CIE’s or any of its Affiliates’ business operations, (c) is not, in CIE’s discretion, immoral or in bad taste and (d) is not inconsistent with the image or brand of CIE. CEC, CEOC and CIE shall cooperate in good faith to mutually agree on (x) the scope of the marketing and promotion to be provided and (y) the details and procedures regarding the implementation and execution of such marketing and promotion. Solely by way of example, Exhibit E, Section 6.1 provides an example of such marketing.

(b) During the Term, CIE shall not, and shall cause its Affiliates not to, market, promote or advertise any CEC Competitor.

(c) In all cases, such marketing and promotion materials related to the Properties (the “Properties Materials”) will be subject to CEC and CEOC’s prior written approval in their sole and absolute discretion. CEC and CEOC’s approval rights shall include the form, content, placement and timing of such usages, including, but not limited to, where advertising is placed, approval of advertising or marketing materials, and placement of the Licensed Marks within the materials.

6.2 Marketing by CEC and CEOC.

(a) CEC and CEOC shall, and shall cause their Affiliates to, provide certain marketing and promotion of CIE Websites and CIE Games at the Properties and on the CEOC and Affiliate websites as reasonably requested from time to time by CIE and in accordance with the Marketing Code; provided, however, that such marketing and promotion, or the provision thereof, (i) does not conflict with any laws or regulations applicable to CEC or any of its Affiliates, (ii) does not create a material disruption of, and is not overly burdensome on, CEC’s or any of its Affiliates’ business operations, (iii) is not, in CEC and CEOC’s discretion, immoral or in bad taste and (iv) is not inconsistent with the image or brand of CEC or CEOC. CEC, CEOC and CIE shall cooperate in good faith to mutually agree on (x) the scope of the marketing and promotion to be provided and (y) the details and procedures regarding the implementation and execution of such marketing and promotion.

(b) During the Term, CEC and CEOC shall not, and shall cause their controlled Affiliates not to, market, promote or advertise any CIE Competitor.

(c) CIE hereby grants to CEC and CEOC a nonexclusive, sublicensable, worldwide license, during the Term, to use, reproduce, distribute and display the CIE Marks solely in connection with the marketing and promotion of CIE Websites and CIE Games pursuant to this Section 6.2. CEC and CEOC hereby acknowledge and agree that all uses of the CIE Marks by them (or any of their sublicensees) pursuant to the terms of this Agreement must be of sufficiently high quality as to protect the CIE Marks and the goodwill symbolized thereby.

(d) In all cases, such marketing and promotion materials related to CIE Websites and CIE Games (the “CIE Materials”) will be subject to CIE’s prior written approval in CIE’s sole and absolute discretion. CIE’s approval rights shall include the form, content, placement and timing of such usages, including, but not limited to, where advertising is placed, approval of advertising or marketing materials, and placement of the CIE Marks within the materials.

6.3 Additional Inventory. CEOC and CIE shall cooperate to attempt to find mutual advertising inventory for each other to promote each other’s products and services (e.g., promotion space on TV at the World Series of Poker for unsold inventory and CEOC promoting to UK guests and on CEOC UK URLs).

6.4 Customer Information. CEOC shall provide Customer Information related to it and its controlled Affiliates’ customers to CIE, and CIE shall provide Customer Information related to it and its controlled Affiliates’ customers to CEOC, in each case, to the extent (a) reasonably requested by such party in connection with its reasonable commercial use and (b) that the provision of such information does not conflict with such party’s or its Affiliates’ privacy policy or any applicable law or regulation. CEOC and CIE shall cooperate in good faith to mutually agree on (x) the scope of the Customer Information to be provided, (y) the process for which such Customer Information is provided to each party and (z) the permitted uses of such Customer Information by each party.

6.5 Cross Marketing Revenue Share for Customer Referrals to CIE. CEOC shall use commercially reasonable efforts to promote CIE Games and CIE Websites through the Total Rewards Database, other player rewards databases, promotions at the Properties and on Facebook fan pages using trackable methods and other similar means of promotion. For each tracked customer referral where a customer registers to play a CIE Game for the first time (a “CIE New Customer) CEOC shall share in 20% of CIE Net Sales generated from the CIE New Customer’s play on that specific game for the lesser of the lifetime of that customer or the Term. For the purpose of clarity, in the event such New Customer subsequently registers to play additional CIE Games, CEOC shall not be entitled to a revenue share on those additional CIE Games. Solely by way of example, Exhibit E, Section 6.5, provides examples of such revenue sharing.

6.6 Cross Marketing Revenue Share for Customer Referrals to CEOC.

(a) CIE shall use commercially reasonable efforts to promote CEOC and its Affiliates’ websites and web initiatives through CIE Games and CIE Websites using trackable methods. For each customer who is not in the Total Rewards Database (a “CEOC New Customer”) that purchases a CEOC non-gaming product or service online (e.g., purchases a hotel room, show tickets, or an advertised package of products and services), CEOC shall pay CIE an amount to be agreed to by CEOC and CIE from time to time of the CEOC Net Sales from the initial purchase by a CEOC New Customer (the “CEOC Revenue Share”), but in no event shall the CEOC Revenue Share exceed 20% of such CEOC Net Sales. Solely by way of example, Exhibit E, Section 6.6(a) provides an example of the CEOC Revenue Share.

(b) For each CEOC New Customer who registers as a Total Reward Member online and subsequently activates such membership at a Property, CIE shall receive a one-time fee at the time of activation in an amount to be agreed upon by the parties from time to time (the “TR Activation Fee), but in no event shall the TR Activation Fee ever exceed Fifty ($50.00) dollars. Solely by way of example, Exhibit E, Section 6.6 (b). provides an example of the TR Activation Fee.

6.7 Cross Marketing Traffic Exchange. CEC, CEOC and their Affiliates on the one hand (referred to as the “CEC Entities” for purposes of this Section 6.6(b)), and CIE on the other hand, may mutually agree that, with respect to certain transactions described in Sections 6.5 and 6.6, in lieu of the revenue sharing described in such Sections, the parties will instead track all online and mobile traffic sent from the CEC Entities to CIE and from CIE to any of the CEC Entities, including, but not limited to, traffic directed from all database marketing, web banners and other online advertising methods that are trackable. In the event that the CEC Entities and CIE mutually agree to such arrangements, each of the CEC Entities and CIE shall guarantee a traffic exchange on a click-for-click basis that shall be reconciled on an annual basis, unless CEC and CIE agree to a different reconciliation period. If at the end of a reconciliation period there is a discrepancy of more than ten percent (10%) in the traffic exchanged by the CEC Entities, on the one hand, and CIE, on the other, there shall be a true-up from the deficient party as follows: the deficient party can elect (a) to have the other party stop sending traffic to the deficient party, until such time as the deficient party has sent sufficient traffic to the other party to cover the difference; or (b) the deficient party can purchase advertising inventory from or on behalf of the other party to make up the difference at the standard advertising rates under customary terms.

6.8 Cross Marketing Award of TR Credits. Subject to all applicable regulatory requirements, CIE shall have the option to award TR Credits to its VIP customers, and to any customers in connection with promotions. Customers must be an active TR member to use the awarded TR Credits.

6.9 Cross Marketing Award of CIE Loyalty Credits. Subject to all applicable regulatory requirements, CEOC shall have the option to award loyalty credits from CIE’s loyalty program to CEOC customers on the purchase of certain CEOC goods and services that are mutually agreed to by CIE and CEOC. Customers must be an active CIE loyalty program members to use the awarded loyalty program credits.

6.10 Operating Reimbursements The parties agree that they shall mutually determine a fair allocation of the costs and expenses incurred for the reward of TR Credits and CIE loyalty program credits.

6.11 Payments. All payments payable to CIE or CEOC, as applicable (the party making payments, the “Payer” and, the party that is owed payments, the “Payee”, as the case may be), under this Article VI shall be determined and paid on a calendar monthly basis. Within thirty (30) days following the end of each calendar month in which payments are payable hereunder, the Payer shall provide the Payee with (i) a written statement of its CIE Net Sales or CEOC Net Sales, as applicable, for which payments are due pursuant to this Article VI for such calendar month and the payments payable hereunder for such month, and (ii) the payment then-payable hereunder.

6.12 Currency. All payments under this Agreement shall be in U.S. dollars in immediately available funds, and, unless instructed otherwise by the Payee, shall be made via wire transfer to an account designated from time to time by the Payee.

6.13 Taxes. Unless otherwise required by law, each party shall be responsible for paying and reporting all of its own taxes and fees, including without limitation income taxes, payroll taxes, franchise taxes and all taxes and fees in connection with this Agreement.

6.14 True-Up. In the event the Payer issues any allowances or credits or takes any write-offs related to its recorded CIE Net Sales or CEOC Net Sales, as applicable, the amount of any applicable underpayment or overpayment will be added or subtracted, as appropriate, to or from the next payment in accordance with this Article VI or, if no further royalty payments are due, by payment to the party owed such adjustment within thirty (30) days after identification of such adjustment.

6.15 Audit. The Payer shall keep complete and accurate records of CIE Net Sales and CEOC Net Sales, as applicable. The Payee shall have the right, through an independent certified public accountant reasonably acceptable to the Payer (following execution by said account of a confidentiality agreement reasonably acceptable to the Payer) to examine such records during regular business hours, in a manner that does not unreasonably interfere with ongoing operations, upon reasonable written notice for so long as any payments are payable hereunder and for three (3) years thereafter, provided, however, that such examination shall not take place more often than once per year. Any adjustments required as a result of overpayments or underpayments identified through the Payee’s exercise of audit rights shall be made by subtracting or adding, as appropriate, amounts from or to the next payment in accordance with this Article VI or, if no further payments are due, by payment to the Payee within thirty (30) days after identification of such adjustment. The Payee shall bear the full cost and expense of the audit unless such audit correctly discloses that the discrepancy for the year differs by more than three percent (3%) from the amount the accountant determines is correct, in such case the Payer shall pay the reasonable fees and expenses charged by the accountant. In addition, the Payer shall pay interest from the original date due until payment on the amount of the underpayment at a rate equal to the average one-year London Inter-Bank Offering Rate for the United States dollar as reported from time to time in the Wall Street Journal (or, if such rate is not regularly published, as published in such source as the parties agree) and calculated from the date due until the payment date.

ARTICLE VII

CONFIDENTIALITY

7.1 Confidentiality. Each party receiving Confidential Information (each a “Receiving Party”) from, or relating to, another party (the “Disclosing Party”) shall maintain in confidence all such Confidential Information, and shall not disclose such Confidential Information to any third party except to those of its personnel as are necessary in connection with its activities under this Agreement, and strictly on a need-to-know basis. In maintaining the confidentiality of Confidential Information, each Receiving Party shall exercise the same degree of care that it exercises with its own confidential information, and in no event less than a reasonable degree of care. Each Receiving Party shall ensure that each of its personnel holds in confidence and makes no use of the Confidential Information for any purpose other than those permitted under this Agreement or otherwise required by law.

7.2 Exceptions. The obligation of confidentiality contained in this Agreement shall not apply to the extent that (a) the Receiving Party is required to disclose information by order or regulation of a governmental agency or a court of competent jurisdiction; provided, however, that the Receiving Party shall not make any such disclosure without first notifying the Disclosing Party and allowing the Disclosing Party a reasonable opportunity to seek injunctive relief from (or a protective order with respect to) the obligation to make such disclosure, or (b) the Receiving Party can demonstrate that (i) the disclosed information was at the time of such disclosure to the Receiving Party already in (or thereafter enters) the public domain other than as a result of actions of Receiving Party or its personnel in violation hereof; (ii) the Confidential Information was rightfully known to the Receiving Party prior to the date of disclosure to such party; or (iii) the Confidential Information was received by the Receiving Party on an unrestricted basis from a source unrelated to the Receiving Party and not under a duty of confidentiality.

7.3 Unauthorized Disclosure. Each party acknowledges and confirms that the Confidential Information constitutes proprietary information and trade secrets valuable to the Disclosing Party, and that the unauthorized use, loss or outside disclosure of such Confidential Information shall be presumed to cause irreparable injury to the Disclosing Party. The Receiving Party shall notify the Disclosing Party immediately upon discovery of any unauthorized use or disclosure of Confidential Information, and shall cooperate with the Disclosing Party in every reasonable way to help regain possession of such Confidential Information and to prevent its further unauthorized use. Each party acknowledges that monetary damages may not be a sufficient remedy for unauthorized disclosure of Confidential Information and that the Disclosing Party shall be entitled, without waiving other rights or remedies, to such injunctive or equitable relief as may be deemed proper by a court of competent jurisdiction in the event of such unauthorized disclosure.

7.4 Return of Information. The Receiving Party shall, upon the request of the Disclosing Party, return to the Disclosing Party all Confidential Information in its possession or control, or destroy such Confidential Information, including any copies or reproductions thereof.

ARTICLE VIII

REPRESENTATIONS and WARRANTIES

8.1 Mutual Representations. Each party hereby represents and warrants to the other party as follows:

(a) Due Authorization. Such party is a corporation or limited liability company, as applicable, duly incorporated or formed and in good standing as of the Effective Date, and the execution, delivery and performance of this Agreement by such party have been duly authorized by all necessary corporate or limited liability company action on the part of such party.

(b) Due Execution. This Agreement has been duly executed and delivered by such party and, with due authorization, execution and delivery by the other party, constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, subject to customary exceptions for bankruptcy and equitable principles.

(c) No Conflict. Such party’s execution, delivery and performance of this Agreement do not: (i) violate, conflict with or result in the breach of any provision of the charter or by-laws (or similar organizational documents) of such party; (ii) conflict with or violate any law or governmental order applicable to such party or any of its assets, properties or businesses; or (iii) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, in each case in any material respect, any contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which it is a party.

8.2 Licensors Representations. Each Licensor hereby represents and warrants to CIE that:

(a) within the United States, such Licensor is the owner of the entire right, title, and interest in and to the Licensor Designated Marks (other than the Sublicensed Marks), free and clear of any liens, claims or encumbrances, [except as pledged or otherwise encumbered under debt agreements of CEC Affiliates];

(b) CIE’s permitted use of the Licensor Designated Marks will not be interrupted or otherwise disturbed by any entity asserting a claim under or through such Licensor, except in the event of an uncured breach of this Agreement by CIE or, with respect to the Sublicensed Marks, Licensors’ rights to use such Sublicensed Marks is terminated for any reason;

(c) such Licensor has obtained and possesses any and all necessary rights and consents to perform its obligations under this Agreement in all material respects, including the right to grant the license granted hereunder on the terms contained herein;

(d) such Licensor has not assigned or otherwise entered into an agreement by which it purports to assign, license or transfer any right, title or interest in or to the Licensor Designated Marks that would conflict in any material respect with its obligations under this Agreement;

(e) to such Licensor’s knowledge, the use of the Licensor Designated Marks does not infringe or conflict with the intellectual property rights of any third party; and

(f) such Licensor has obtained all required consents and authorizations to enter into and perform under this Agreement.

ARTICLE IX

INDEMNIFICATION

9.1 Indemnification by CIE. CIE agrees to fully indemnify and hold harmless CEC, CEOC and each Licensor from and against any and all liabilities, claims, causes of action, suits, damages and expenses (including attorneys’ fees) arising out of or resulting from: (a) any claim (other than claims covered by Section 9.2(e) below) that the materials incorporating the Licensed Marks used or created by CIE or its Sublicensees infringe a third party’s intellectual property rights; (b) any claim (other than claims covered by Section 9.2(e) below) that the materials incorporating the Licensed Marks used or created by CIE contain false or misleading advertising, or unauthorized use of a person’s likeness or image, in connection with any of the Licensed Marks or any violation of any applicable law or regulation in connection with the use, marketing, promotion, or distribution of any of the materials incorporating the Licensed Marks; (c) any use of the Licensed Marks by CIE or its Sublicensees in a manner not authorized by this Agreement; (d) any breach of this Agreement by CIE or its Sublicensees; or (e) any claim that the use of the CIE Marks pursuant to this Agreement infringes a third party’s intellectual property rights.

9.2 Indemnification by CEC. CEC agrees to fully indemnify and hold harmless CIE from and against any and all liabilities, claims, causes of action, suits, damages and expenses (including attorneys’ fees) arising out of or resulting from: (a) any claim (other than claims covered by Section 9.1(e) above) that the materials incorporating the CIE Marks used or created by CEC or its Affiliates infringe a third party’s intellectual property rights; (b) any claim (other than claims covered by Section 9.1(e) above) that the materials incorporating the CIE Marks used or created by CEC or its Affiliates contain false or misleading advertising, or unauthorized use of a person’s likeness or image, in connection with any of the CIE Marks or any violation of any applicable law or regulation in connection with the use, marketing, promotion, or distribution of any of the materials incorporating the CIE Marks; (c) any use of the CIE Marks by CEC or its Affiliates in a manner not authorized by this Agreement; (d) any breach of this Agreement by CEC or CEOC or (e) any claim that the use of the Licensed Marks pursuant to this Agreement infringes a third party’s intellectual property rights.

ARTICLE X

TERM AND TERMINATION

10.1 Term. The term of this Agreement shall commence on the Effective Date and shall continue until December 31, 2026, unless earlier terminated in accordance with this Article X (the “Term”).

10.2 Termination for Cause. (a) CEC may terminate this Agreement at any time on behalf of CEC, CEOC and/or Licensors in the event that CIE materially breaches this Agreement and, if the material breach is capable of cure, such material breach continues uncured for a period of thirty (30) days after written notice thereof, and (b) CIE may, at its option, terminate this Agreement in its entirety or with respect to one or more Licensors at any time in the event that CEC, CEOC or any Licensor materially breaches this Agreement and, if the material breach is capable of cure, such material breach continues uncured for a period of thirty (30) days after written notice thereof; provided, however, in each case, in the event that the breaching party has in good faith commenced cure within such 30 day period, but cannot practically complete such cure within such thirty (30) day period, the breaching party shall have an additional thirty (30) day cure period. In the event a material breach is incapable of cure, without limiting any other rights of the non-breaching party, including the right to seek injunctive relief, the non-breaching party shall not have the right to terminate this Agreement if (i) the breaching party is providing full cooperation to mitigate the breach, and (ii) the breach was not caused by willful misconduct by the breaching party.

10.3 Upon Termination. Upon termination of this Agreement, all rights granted to CIE under this Agreement with respect to the Licensed Marks shall cease, and CIE shall discontinue use of the Licensed Marks; provided, however, that CIE shall have 90 days after such termination to phase out usage of the Licensed Marks. Expiration or termination of this Agreement shall not relieve the obligation of CIE to make payments or reimburse expenses for all periods prior to the date of termination.

10.4 Survival. The provisions of Sections 2.7, 2.8, 3.5 and 3.8, Article V, Article VII, Article IX, Article X, and Article XI shall survive termination or expiration of this Agreement.

ARTICLE XI

MISCELLANEOUS

11.1 Assignment. CIE shall not directly or indirectly (by operation of law or otherwise) transfer, assign, mortgage, encumber or sub-license (other than in accordance with Section 2.3) this Agreement or the licenses granted hereunder (including, without limitation, the licenses granted pursuant Sections 2.1 and 2.2) in whole or in part without CEC’s prior written consent (which may be granted or withheld at CEC’s sole and absolute discretion). In the event CEC grants such consent, CIE shall remain solely responsible for the acts or omissions of such authorized third-party as it relates to the use of the Licensed Marks. Any attempt by CIE to assign or transfer this Agreement or the rights granted herein without the written consent of CEC shall render this Agreement void ab initio. For purposes of this Agreement, an “assignment” includes, but is not limited to, the sale of all or substantially all of the stock, assets or voting control of CIE, any merger or other business combination or corporate reorganization of CIE, any transaction pursuant to which more than 50% of the voting power or direct or indirect beneficial ownership of CIE is transferred, sold or conveyed or any other transfer under an operation of law (a “Change of Control Transaction”). Notwithstanding the foregoing, CIE may assign this Agreement in whole, but not in part, in connection with a Change of Control Transaction; provided, however, that upon such assignment, CIE or the assignee, as applicable, will no longer have the right to assign this Agreement, including pursuant to a further Change of Control Transaction (which will be considered an assignment), without CEC’s consent. CEC, CEOC and each Licensor may assign this Agreement and any rights and/or obligations hereunder in their discretion, provided that the terms of this Agreement shall be binding upon such third party assignees in accordance with Section 11.2.

11.2 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors, permitted assigns and permitted sublicensees. No assignment by any party permitted hereunder shall relieve the applicable party of its obligations under this Agreement. Any assignment by a party in accordance with the terms of this Agreement shall be pursuant to a written assignment agreement in which the assignee expressly assumes the assigning party’s rights and obligations hereunder.

11.3 Independent Contractor. No party shall have, or shall represent that it has, any power, right or authority to bind the any other party to any obligation or liability, or to assume or create any obligation or liability on behalf of any other party.

11.4 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service (with signature required), by facsimile, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses:

If to CEOC:		If to CIE:
One Caesars Palace Drive		One Caesars Palace Drive
Las Vegas, NV 89109		Las Vegas, NV 89109
Attention:	General Counsel	Attention:	General Counsel
Facsimile:	(702) 407-6218	Facsimile:	(702) 407-6218

If to CEC:		If to CWI:
One Caesars Palace Drive		One Caesars Palace Drive
Las Vegas, NV 89109		Las Vegas, NV 89109
Attention:	General Counsel	Attention:	General Counsel
Facsimile:	(702) 407-6218	Facsimile:	(702) 407-6218

If to CLC:
One Caesars Palace Drive
Las Vegas, NV 89109
Attention:	General Counsel
Facsimile:	(702) 407-6218

11.5 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of Nevada. The parties unconditionally and irrevocably consent to the exclusive jurisdiction of the courts located in Nevada and waive any objection with respect thereto, for the purpose of any action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

11.6 Amendment. This Agreement may not be amended or modified except by an instrument in writing signed by all parties hereto.

11.7 Injunctive Relief. CIE acknowledges and agrees that the remedies at law for any breach of Article II, Article III, Article IV, and Article VII of this Agreement are inadequate and that the damages resulting from any such breach are not readily susceptible to being measured in monetary terms. Accordingly, CIE acknowledges and agrees that upon any breach by it of the terms and conditions of Article II, Article III, Article IV, and Article VII of this Agreement, CEC, CEOC and the Licensors shall be entitled to immediate injunctive relief and may obtain any order restraining any threatened or future breach. Nothing in this Section 11.7 shall be deemed to limit, in any way, the remedies at law or in equity of CEC, CEOC and the Licensors for a breach by CIE of any of the provisions of this Agreement.

11.8 No Waiver. The failure of either party to enforce at any time for any period the provisions of or any rights deriving from this Agreement shall not be construed to be a waiver of such provisions or rights or the right of such party thereafter to enforce such provisions, and no waiver shall be binding unless executed in writing by all parties hereto.

11.9 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

11.10 Headings. The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

11.11 Counterparts. This Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to be an original instrument and all of which taken together shall constitute one and the same agreement.

11.12 Termination of Existing Trademark Licenses. Each of CWI, CLC and CIE hereby acknowledge and agree that, effective as of the date hereof, the Existing CWI License and the Existing CLC License shall each be terminated and replaced in its entirety with this Agreement.

11.13 Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between the parties with respect to such subject matter.

11.14 Compliance/Regulatory. CIE acknowledges that CEC and its Affiliates are businesses that are or may be subject to and exist because of privileged licenses issued by federal, state and local governmental, regulatory and administrative authorities, agencies, boards and officials responsible for or involved in the regulation of gaming or gaming activities and the sale, distribution and possession of alcoholic beverages (the “Authorities”). The Authorities require CEC’s Affiliates, and CEC and its Affiliates deem it advisable, to have a compliance committee (the “Compliance Department”) that does its own background checks on, and issues approvals of, Persons involved with CEC, its Affiliates and their business operations. Prior to any change in ownership interest of CIE exceeding a five percent (5%) or greater interest in CIE or a change in any of its key employees, (a) CIE shall provide to CEC written disclosure regarding the proposed change and (b) the Compliance Department shall have issued approval of said change. To the extent that any prior disclosure becomes inaccurate, CIE shall, within five (5) calendar days from that event, update the prior disclosure without CEC making any further request. CIE shall provide all requested information and apply for and obtain all necessary approvals required or requested of CIE by CWI or the Authorities. If CIE fails to satisfy or fails to satisfy such requirement, if CEC or any of its Affiliates are directed to cease business with CIE any individual in any way affiliated with CIE (an “Associated Party”) by the Authorities, or if CEC shall determine, in CEC’s sole and exclusive judgment, that CIE or any Associated Party is or may engage in any activity or relationship that could or does jeopardize the privileged license of CEC or any of its Affiliates, then (a) CIE shall terminate any relationship with the Associated Party who is the source of such issue, (b) CIE shall cease the activity or relationship creating the issue to CEC’s satisfaction, in CEC’s sole judgment, or (c) if such activity or relationship is not subject to cure as set forth in the foregoing clauses (a) and (b), as determined by CEC in its sole discretion, CEC shall, without prejudice to any other rights or remedies of CEC including at law or in equity, terminate this Agreement and its relationship with CIE. In the event CIE does not comply with any of the foregoing, such noncompliance may be deemed, in CEC’s sole discretion, as a default hereunder. CIE further acknowledges that CEC shall have the absolute right, without any obligation to comply with the provisions of this Section hereof, to terminate this Agreement in the event the Authorities require CEC to do so.

[Signature Page Follows]

IN WITNESS WHEREOF, each party has caused this Agreement to be executed as of the Effective Date by its duly authorized officer.

CAESARS ENTERTAINMENT CORPORATION

By:	/s/ Jonathan S. Halkyard
Name:	Jonathan S. Halkyard
Title:	Senior Vice President & CFO

CAESARS ENTERTAINMENT OPERATING COMPANY, INC.

By:	/s/ Jonathan S. Halkyard
Name:	Jonathan S. Halkyard
Title:	Senior Vice President & CFO

CAESARS WORLD, INC.

By:	/s/ Jonathan S. Halkyard
Name:	Jonathan S. Halkyard
Title:	Senior Vice President & Treasurer

CAESARS LICENSE COMPANY, LLC

By:	/s/ Jonathan S. Halkyard
Name:	Jonathan S. Halkyard
Title:	Senior Vice President & CFO of Caesars Entertainment Operating Company, Inc., Sole Member of Caesars License Company, LLC

CAESARS INTERACTIVE ENTERTAINMENT, INC.

By:	/s/ Jonathan S. Halkyard
Name:	Jonathan S. Halkyard
Title:	Senior Vice President & Treasurer

SCHEDULE 1

Licensors

1.	Caesars World, Inc., a Florida corporation (“CWI”).

2.	Caesars License Company, LLC, a Nevada limited liability company (“CLC”).

3.	Caesars Entertainment Operating Company, Inc., a Delaware corporation (“CEOC”)

EXHIBIT A

CWI Licensor Designated Marks:

Country	Mark	App. #	App. Dt.	Reg. #	Reg. Dt	Status
Argentina	Caesars	2,059,096	11/28/96	2,028,215	5/23/05	Registered
Argentina	Caesars	2,059,097	11/28/96	2,028,220	5/23/05	Registered
Argentina	Caesars	3.048.365	11/24/10			Filed
Argentina	Caesars	3.048.366	11/24/10			Filed
Argentina	Caesars (Stylized)	3.006.332	6/1/10			Filed
Argentina	Caesars (Stylized)	2,059,098	11/28/96	2,028,219	5/23/05	Registered
Argentina	Caesars (Stylized)	2,059,099	11/28/96	2,628,221	5/23/05	Registered
Argentina	Caesars (Stylized)	3.006.331	6/1/10			Filed
Argentina	Caesars Palace	2,059,100	11/28/96	2,028,222	5/23/05	Registered
Argentina	Caesars Palace	2,059,101	11/28/96	2,028,223	5/23/05	Registered
Argentina	Caesars Palace	3.048.367	11/24/10			Filed
Argentina	Caesars Palace	3.048.368	11/24/10			Filed
Argentina	Caesars Palace (Stylized) (Horizontal)	3.006.334	6/1/10			Filed
Argentina	Caesars Palace (Stylized) (Horizontal)	3.006.333	6/1/10			Filed
Argentina	Caesars Palace (Stylized) (Vertical)	2,059,102	11/28/96	2,028,224	5/23/05	Registered
Argentina	Caesars Palace (Stylized) (Vertical)	2,059,103	11/28/96	2,028,225	5/23/05	Registered
Argentina	Caesars Palace (Stylized) with Roman Head Design	3.006.335	6/1/10			Filed
Argentina	Caesars Palace (Stylized) with Roman Head Design	3.006.336	6/1/10			Filed
Aruba	Caesars	93070613	7/6/93	16252	8/16/93	Registered
Aruba	Caesars	IM-110516.20	5/16/11			Filed
Aruba	Caesars	IM-110516.21	5/16/11			Filed
Aruba	Caesars (Stylized)	93070612	7/6/93	16251	8/16/93	Registered
Aruba	Caesars (Stylized)	IM-110516.22	5/16/11			Filed
Aruba	Caesars (Stylized)	IM-110516.23	5/16/11			Filed
Australia	Caesars	1289227	3/12/09	1289227	3/12/09	Registered
Australia	Caesars (Series) (block and stylized font)	1120953	6/29/06	1120953	6/29/06	Registered
Australia	Caesars (Series) (block and stylized font)	881,192	7/3/01	881,192	7/3/01	Registered
Australia	Caesars (Series) (block and stylized font)	326,526	2/1/79	326526	2/1/79	Registered
Australia	Caesars (Series) (block and stylized font)	881,190	7/3/01	881,190	5/29/03	Registered
Australia	Caesars (Series) (block and stylized font)	1100946	2/27/06	1100946	2/27/06	Registered

Country	Mark	App. #	App. Dt.	Reg. #	Reg. Dt	Status
Australia	Caesars (Series) (block and stylized font)	1099145	2/16/06	1099145	2/16/06	Registered
Australia	Caesars (Series) (block and stylized font)	1099146	2/16/06	1099146	2/16/06	Registered
Australia	Caesars (Series) (block and stylized font)	1145399	11/8/06	1145399	11/8/06	Registered
Australia	Caesars (Stylized)	1323580	10/1/09	1323580	10/1/09	Registered
Australia	Caesars (Stylized)	1350841	3/16/10	1350841	3/16/10	Registered
Australia	Caesars Palace	317,849	5/3/78	B 317,849	5/3/78	Registered
Australia	Caesars Palace	1323579	10/1/09	1323579	10/1/09	Registered
Australia	Caesars Palace	1289226	3/12/09	1289226	3/12/09	Registered
Australia	Caesars Palace (Series) (Block & Stylized-Horizontal)	1100862	2/16/06	1100862	2/16/06	Registered
Australia	Caesars Palace (Series) (Block & Stylized-Horizontal)	1099148	2/16/06	1099148	2/16/06	Registered
Australia	Caesars Palace (Series) (Block & Stylized-Horizontal)	1099147	2/16/06	1099147	2/16/06	Registered
Australia	Caesars Palace (Series) (Block & Stylized-Horizontal)	1118890	6/15/06	1118890	6/15/06	Registered
Australia	Caesars Palace (Series) (Block & Stylized-Vertical)	326,522	2/1/79	326522	2/1/79	Registered
Australia	Caesars Palace (Series) (Block & Stylized-Vertical)	881,194	7/3/01	881,194	7/3/03	Registered
Australia	Caesars Palace (Stylized) (Horizontal)	1323581	10/1/09	1323581	10/1/09	Registered
Australia	Caesars Palace (Stylized) (Horizontal)	1350842	3/16/10	1350842	3/16/10	Registered
Bahamas	Caesars	16087	10/14/93	16087	10/14/93	Registered
Bahamas	Caesars (Series) (block and stylized font)	29441	5/9/06			Filed
Bahamas	Caesars (Series) (block and stylized font)	29442	5/9/06			Filed
Bahamas	Caesars (Series) (block and stylized font)	29443	5/9/06			Filed
Bahamas	Caesars (Series) (block and stylized font)	29444	5/9/06			Filed
Bahamas	Caesars Palace	5735	2/13/69	5735	2/13/69	Registered
Bahamas	Caesars Palace (Series) (Block & Stylized-Horizontal)	29437	5/9/06			Filed
Bahamas	Caesars Palace (Series) (Block & Stylized-Horizontal)	29438	5/9/06			Filed

Country	Mark	App. #	App. Dt.	Reg. #	Reg. Dt	Status
Bahamas	Caesars Palace (Series) (Block & Stylized-Horizontal)	29439	5/9/06			Filed
Bahamas	Caesars Palace (Series) (Block & Stylized-Horizontal)	29440	5/9/06			Filed
Benelux	Caesars	1118816	9/18/06	819486	10/5/07	Registered
Benelux	Caesars (Stylized)	1118641	9/18/06	826394	6/7/07	Registered
Benelux	Caesars Palace	727,320	4/5/89	458,628	4/5/89	Registered
Benelux	Caesars Palace	1118639	9/18/06	826393	10/5/07	Registered
Benelux	Caesars Palace (Stylized) (Horizontal)	1118640	9/18/06	826395	10/5/07	Registered
Bolivia	Caesars	2201420	4/29/02	93523	3/11/04	Registered
Bolivia	Caesars	2201423	4/29/02	93525	3/11/04	Registered
Bolivia	Caesars (Stylized)	SM-3383-07	8/14/07	113139	5/6/08	Registered
Bolivia	Caesars (Stylized)	SM-3382-07	8/14/07	113159	5/6/08	Registered
Bolivia	Caesars (Stylized) with Roman Head	20110161	1/13/11			Filed
Bolivia	Caesars (Stylized) with Roman Head	20110162	1/13/11			Filed
Bolivia	Caesars Palace	2201423	4/29/02	93528	3/11/04	Registered
Bolivia	Caesars Palace	2201422	4/29/02	93529	3/11/04	Registered
Bolivia	Caesars Palace (Stylized) (Horizontal)	SM-3384-07	8/14/07	113149	5/6/08	Registered
Bolivia	Caesars Palace (Stylized) (Horizontal)	SM-3381-07	8/14/07	113173	5/6/08	Registered
Bolivia	Caesars Palace (Stylized) (Vertical)	200111159	1/13/11			Filed
Bolivia	Caesars Palace (Stylized) (Vertical)	2011160	1/13/11			Filed
Brazil	Caesars	820429740	12/17/97	820429740	11/16/05	Registered
Brazil	Caesars	200070878	12/17/97	200070878	11/16/05	Registered
Brazil	Caesars (Stylized)	830760512	9/15/10			Filed
Brazil	Caesars (Stylized)	830760539	9/15/10			Filed
Brazil	Caesars Palace	820429759	12/17/97	820429759	8/9/05	Registered
Brazil	Caesars Palace	200064380	12/17/97	200064380	8/9/05	Registered
Brazil	Caesars Palace (Stylized) (Horizontal)	830760555	9/15/10			Filed
Brazil	Caesars Palace (Stylized) (Horizontal)	830760563	9/15/10			Filed
Cambodia	Caesars	33347	3/23/09	KH/31795/09	7/8/09	Registered
Cambodia	Caesars	33346	3/23/09	KH/31794/09	7/8/09	Registered
Cambodia	Caesars (Stylized)	33344	3/23/09	KH/31792/09	7/8/09	Registered
Cambodia	Caesars (Stylized)	33345	3/23/09	KH/31793/09	7/8/09	Registered

Country	Mark	App. #	App. Dt.	Reg. #	Reg. Dt	Status
Cambodia	Caesars Entertainment (Simplified Chinese Characters)	41784	6/8/11			Filed
Canada	Caesars	603111	3/17/88	TMA649670	10/5/05	Registered

Country	Mark	App. #	App. Dt.	Reg. #	Reg. Dt	Status
Canada	Caesars	868,102	2/2/98	TMA 585,893	7/23/03	Registered
Canada	Caesars	1316094	9/11/06	704106	1/8/08	Registered
Canada	Caesars (Stylized)	603,112	3/17/88	TMA 589,240	9/9/03	Registered
Canada	Caesars (Stylized)	868,103	2/2/98	TMA 585,847	7/23/03	Registered
Canada	Caesars (Stylized)	1316091	9/11/06	TMA704105	1/8/08	Registered
Canada	Caesars Entertainment	1319132	10/5/06	697266	9/25/07	Registered
Canada	Caesars Palace	868,104	2/2/98	TMA 585,874	7/23/03	Registered
Canada	Caesars Palace	320,814	3/20/69	183,979	6/23/72	Registered
Canada	Caesars Palace	1326615	12/1/06	702633	12/7/07	Registered
Canada	Caesars Palace (Stylized) (Horizontal)	868,105	2/2/98	541,517	2/26/01	Registered
Canada	Caesars Palace (Stylized) (Horizontal)	429,545	9/11/78	241,450	3/21/80	Registered
Canada	Caesars Palace (Stylized) (Horizontal)	1326616	12/1/06	701452	11/22/07	Registered
Canada	Caesars Palace (Stylized) (Vertical)	868,101	2/2/98	540,825	2/6/01	Registered
Canada	Caesars Palace (Stylized) (Vertical)	1326614	12/1/06	699284	10/23/07	Registered
Chile	Caesars	707884	10/20/05			Filed
Chile	Caesars Palace	707885	10/20/05			Filed
Chile	Caesars Palace (Stylized) (Vertical)	707.886	10/20/05			Filed
China	Caesars	93094280	9/30/93	773,209	12/7/94	Registered
China	Caesars	93094282	9/30/93	777,388	2/7/95	Registered
China	Caesars	6574995	3/3/08			Filed
China	Caesars	6555917	2/18/08	6555917	1/21/11	Registered
China	Caesars	6574994	3/3/08			Filed
China	Caesars	8028470	1/27/10			Filed
China	Caesars	5360759	5/19/06	5360759	10/21/09	Registered
China	Caesars	5360758	5/19/06	5360758	7/28/09	Registered
China	Caesars	5398759	6/5/06	5398759	10/7/09	Registered
China	Caesars (Simplified Chinese Characters)	8028333	1/27/10	8028333	4/28/11	Registered
China	Caesars (Simplified Chinese Characters)	8028332	1/27/10			Filed
China	Caesars (Stylized)	5297144	4/18/06	5297144	12/28/09	Registered
China	Caesars (Stylized)	5398758	6/5/06	5398758	10/7/09	Registered
China	Caesars (Stylized)	5297143	4/18/06	5297143	3/7/11	Registered
China	Caesars (Stylized)	5297145	4/18/06	5297145	10/7/09	Registered
China	Caesars (Traditional Chinese Characters)	94107922	10/22/’	883916	10/14/96	Registered
China	Caesars (Traditional Chinese Characters)	94107921	10/22/94	883813	10/14/96	Registered

Country	Mark	App. #	App. Dt.	Reg. #	Reg. Dt	Status

China	Caesars (Traditional Chinese Characters)	8028372	1/27/10	8028372	4/28/11	Registered

China	Caesars (Traditional Chinese Characters)	8028371	1/27/10			Filed
China	Caesars Palace	93094359	9/30/93	777,387	2/7/95	Registered
China	Caesars Palace	93094358	9/30/93	773,208	12/7/94	Registered
China	Caesars Palace	8028468	1/27/10			Filed
China	Caesars Palace	8028469	1/27/10	8028469	4/28/11	Registered
China	Caesars Palace	5231724	3/22/06	5231724	7/14/09	Registered
China	Caesars Palace	5399090	6/5/06	5399090	10/7/09	Registered
China	Caesars Palace	9480157	5/18/11			Filed
China	Caesars Palace (Stylized) (Horizontal)	5778803	12/11/06	5778803	5/21/10	Registered
China	Caesars Palace (Stylized) (Horizontal)	5778825	12/11/06	5778825	1/28/10	Registered
Colombia	Caesars	2001/094377	11/1/01	258925	12/31/02	Registered
Colombia	Caesars	09-140810	12/9/09	403969	7/13/10	Registered
Colombia	Caesars (Stylized)	2005116292	11/16/05	319439	7/28/06	Registered
Colombia	Caesars (Stylized) Hotel and Casino	09-140806	12/9/09	406672	8/23/10	Registered
Colombia	Caesars Palace	2001/094.379	11/1/01	258,969	12/18/02	Registered
Colombia	Caesars Palace	09-140826	12/9/09	403968	7/13/10	Registered
Colombia	Caesars Palace (Stylized) (Horizontal)	2006.011.087	2/6/06	320984	8/31/06	Registered
Colombia	Caesars Palace (Stylized) (Horizontal) Hotel and Casino	09-140814	12/9/09	406673	8/23/10	Registered
Costa Rica	Caesars	1996-4545	6/18/96	105,722	2/3/98	Registered
Costa Rica	Caesars (Stylized)	2011-2696	3/21/11			Filed
Costa Rica	Caesars Palace	1996-4537	6/18/96	99,088	1/22/97	Registered
Costa Rica	Caesars Palace	1996-4536	6/18/96	99,097	1/22/97	Registered
Costa Rica	Caesars Palace (Stylized) (Horizontal)	2011-2695	3/21/11			Filed
Croatia	Caesars	Z20080169A	1/29/08	Z20080169	3/2/09	Registered
Croatia	Caesars (Stylized)	Z20080170A	1/29/08	Z20080170	3/2/09	Registered
Croatia	Caesars Palace	Z20080171A	1/29/08	Z20080171	3/2/09	Registered
Croatia	Caesars Palace (Stylized) (Horizontal)	Z20080172A	1/29/08	Z20080172	3/2/09	Registered
Egypt	Caesars	226511	1/25/09	226511	8/29/10	Registered
Egypt	Caesars	226512	1/25/09			Filed
Egypt	Caesars (in Arabic)	259925	5/5/11			Filed
Egypt	Caesars (in Arabic)	259926	5/5/11			Filed
Egypt	Caesars (Stylized)	226514	1/25/09			Filed
Egypt	Caesars (Stylized)	226513	1/25/09	226513	8/29/10	Registered
Egypt	Caesars Palace (in Arabic)	259928	5/5/11			Filed

Country	Mark	App. #	App. Dt.	Reg. #	Reg. Dt	Status
Egypt	Caesars Palace (in Arabic)	259927	5/5/11			Filed
Egypt	Roman Head with Laurel Leaf (Design)	230495	4/26/09			Filed
Egypt	Roman Head with Laurel Leaf (Design)	230494	4/26/09			Filed
European Community	Caesars	006866321	4/25/08	006866321	8/14/09	Registered
European Community	Caesars	154955	4/1/96	154955	12/7/05	Registered
European Community	Caesars	3198009	6/2/03	3198009	10/21/04	Registered
European Community	Caesars (Stylized)	154971	4/1/96	154971	12/7/05	Registered
European Community	Caesars (Stylized)	3198033	6/2/03	3198033	10/21/04	Registered
European Community	Caesars Cup (Design)	8377111	6/19/09	8377111	12/23/09	Registered
European Community	Caesars Palace	3197985	6/2/03	3197985	7/23/09	Registered
European Community	Caesars Palace	155002	4/1/96	155002	12/7/05	Registered
European Community	Caesars Palace (Stylized) (Vertical)	3198041	6/2/03	3198041	7/23/09	Registered
European Community	Caesars Palace (Stylized) (Vertical)	155028	4/1/96	155028	12/7/05	Registered
European Community	Roman Head (Design)	4053229	10/1/04	4053229	12/7/05	Registered
European Community	Roman Head (Design)	9049156	4/22/10	9049156	10/12/10	Registered
European Community	Roman Head with Laurel Leaf (Design)	4053211	10/1/04	4053211	12/7/05	Registered
European Community	Roman Head with Laurel Leaf (Design)	9048935	4/22/10	9048935	10/12/10	Registered
France	Caesars	914,433	3/18/88	1455133	3/18/88	Registered
France	Caesars	113816640	3/22/11			Filed
France	Caesars (Stylized)	113816626	3/22/11			Filed
France	Caesars (Stylized)	914436	3/18/88	1455135	3/18/88	Registered
France	Caesars Palace	5,721	1/23/69	1,509,939	1/23/69	Registered
Germany	Caesars	303 26 462.4/43	5/23/03	303 26 462	6/30/03	Registered
Germany	Caesars	307 83 620.7/41	12/27/07	307 83 620.7	6/18/08	Registered
Germany	Caesars (Stylized)	303 26 464.0/43	5/23/03	303 26 464	7/10/03	Registered
Germany	Caesars (Stylized)	307 83 621.5/41	12/27/07	307 83 621.5	6/18/08	Registered
Germany	Caesars Palace	303 26 463.2/43	5/23/03	303 26 463	6/30/03	Registered
Germany	Caesars Palace (Stylized) (Horizontal)	303 26 465.9/43	5/22/03	303 26 465	7/10/03	Registered
Greece	Caesars	114,945	7/6/93	114,945	12/19/95	Registered

Country	Mark	App. #	App. Dt.	Reg. #	Reg. Dt	Status
Greece	Caesars (Stylized)	114,946	7/6/93	114,946	2/19/95	Registered
Greece	Caesars Palace	128313	2/13/96	128313	3/17/97	Registered
Greece	Caesars Palace (Stylized) (Vertical)	128314	2/13/96	128314	3/17/97	Registered
Honduras	Caesars	6382-2000	5/2/00	7,675	5/29/01	Registered
Honduras	Caesars	6380-2000	5/2/00	7,674	5/29/01	Registered
Honduras	Caesars Palace	6381-2000	5/2/00	7,672	5/29/01	Registered
Honduras	Caesars Palace	6383-2000	5/2/00	7,673	5/29/01	Registered
Hong Kong	Caesars	301271646	1/13/09			Filed
Hong Kong	Caesars		9/18/87	19893277A A	9/18/87	Registered
Hong Kong	Caesars (Series of 3) (all caps, initial caps, stylized)	300714438AA	9/4/06			Filed
Hong Kong	Caesars (Series) (block and stylized font)	301796167	12/22/10			Filed
Hong Kong	Caesars (Series) (block and stylized font)	300714438AB	9/4/06	300714438A B	9/4/06	Registered
Hong Kong	Caesars (Series) (block and stylized font)	301354824	6/2/09			Filed
Hong Kong	Caesars Palace	1641/1976	11/15/76	19790255	11/15/76	Registered
Hong Kong	Caesars Palace (Series) (Block & Stylized-Horizontal)	9208390	3/2/92	199700361	3/2/92	Registered
Hong Kong	Caesars Palace (Series) (Block & Stylized-Horizontal)	9208391	3/2/92	199704585	3/2/92	Registered
Hong Kong	Caesars Palace (Series) (Block & Stylized-Horizontal)	300714429	9/4/06	300714429	9/4/06	Registered
Hong Kong	Caesars Palace (Series) (Block & Stylized-Horizontal)	301918927	5/17/11			Filed
Hong Kong	Caesars Palace (Stylized) (Horizontal)	0256/1979	11/15/76	19790256	11/15/76	Registered
India	Caesars	1468352	7/10/06			Filed
India	Caesars (Stylized)	1468353	7/10/06			Filed
India	Caesars Palace	1468349	7/10/06	1468349	7/10/06	Registered
India	Caesars Palace (Stylized) (Horizontal)	1468351	7/10/06	1468351	7/10/06	Registered
Indonesia	Caesars	J00 2009 041811	12/22/09			Filed
Indonesia	Caesars	J00 2009 041821	12/22/09			Filed
Indonesia	Caesars (Stylized)	J00 2009 041819	12/22/09			Filed
Indonesia	Caesars (Stylized)	J00 2009 041823	12/22/09			Filed
Indonesia	Caesars Palace	J00 2009 042626	12/30/09			Filed
Indonesia	Roman Head with Laurel Leaf (Design)		8/23/11			Filed
Israel	Caesars	225886	12/24/09	225886	3/6/11	Registered
Israel	Caesars	225884	12/24/09	225884	7/11/11	Registered
Israel	Caesars Palace	125773	2/15/99	125773	12/4/01	Registered

Country	Mark	App. #	App. Dt.	Reg. #	Reg. Dt	Status
Israel	Caesars Palace (Stylized) (Horizontal)	225885	12/24/09	225885	3/6/11	Registered
Israel	Caesars Palace (Stylized) (Horizontal)	225887	12/24/09	225887	7/11/11	Registered
Italy	Caesars	18873C/88	3/18/88	1313261	3/19/90	Registered
Italy	Caesars	MI2011C003037	3/23/11			Filed
Italy	Caesars (Stylized)	18872C/88	3/18/88	1313260	3/18/90	Registered
Italy	Caesars (Stylized)	MI2011C003040	3/23/11			Filed
Italy	Caesars Palace	T099C000143	1/23/69	871500	1/23/69	Registered
Jamaica	Caesars	3/2976	2/16/93	28,803	2/16/93	Registered
Jamaica	Caesars	26,048	2/16/93	26,048	2/16/93	Registered
Jamaica	Caesars	29,820	2/16/93	B29,820	2/16/93	Registered
Jamaica	Caesars	26,546	2/16/93	26,546	2/16/93	Registered
Jamaica	Caesars	26,484	2/16/93	26,484	2/16/93	Registered
Jamaica	Caesars	28,706	2/16/93	28,706	2/16/93	Registered
Jamaica	Caesars	26,105	2/16/93	26,105	2/16/93	Registered
Jamaica	Caesars	28,718	2/16/93	28,718	2/16/93	Registered
Jamaica	Caesars	28,046	2/16/93	28,046	2/16/93	Registered
Jamaica	Caesars (Stylized)	34,641	2/16/93	34,641	2/16/93	Registered
Jamaica	Caesars (Stylized)	27,222	2/16/93	27,222	2/16/93	Registered
Jamaica	Caesars (Stylized)	26,521	2/16/93	26,521	2/16/93	Registered
Jamaica	Caesars (Stylized)	26,952	2/16/93	B26,952	2/16/93	Registered
Jamaica	Caesars (Stylized)	26,545	2/16/93	26,545	2/16/93	Registered
Jamaica	Caesars (Stylized)	26,155	2/16/93	26,155	2/16/93	Registered
Jamaica	Caesars (Stylized)	26,561	2/16/93	26,561	2/16/93	Registered
Jamaica	Caesars (Stylized)	26,302	2/16/93	26,302	2/16/93	Registered
Jamaica	Caesars (Stylized)	28,045	2/16/93	28,045	2/16/93	Registered
Japan	Caesars	30808/88	3/18/88	2276145	10/31/90	Registered
Japan	Caesars	2009-002830	1/19/09	5338900	7/16/10	Registered
Japan	Caesars (in Katakana Characters)	47307/88	4/25/88	2292060	12/26/90	Registered
Japan	Caesars (in Katakana Characters)	2010-003919	1/22/10	5419110	6/17/11	Registered
Japan	Caesars (Standard Characters)	2010-003918	1/22/10	5419109	6/17/11	Registered
Japan	Caesars (Stylized)	2003-076164	8/21/03	4,803,074	9/17/04	Registered
Japan	Caesars (Stylized)	2003-106121	11/17/03	4920617	1/13/06	Registered
Japan	Caesars (Stylized)	30812/88	3/18/88	2268614	9/21/90	Registered
Japan	Caesars (Stylized)	2010-028562	4/9/10	5383172	1/14/11	Registered
Japan	Caesars + Katakana	2003-076163	8/21/03	4,803,073	9/17/04	Registered
Japan	Caesars + Katakana	2003-106122	11/17/03	4920618	1/13/06	Registered
Japan	Caesars Entertainment (Simplified Chinese Characters)	2011-031043	5/6/11			Filed
Japan	Caesars Entertainment (Stylized)	2003-076142	8/21/03	4,803,070	9/17/04	Registered

Country	Mark	App. #	App. Dt.	Reg. #	Reg. Dt	Status
Japan	Caesars Entertainment + Katakana	2003-076161	8/21/03	4,803,071	9/17/04	Registered
Japan	Caesars Entertainment + Katakana	2003-106118	11/17/03	4,792,067	8/6/04	Registered

Japan	Caesars Golf (Design)	2009-002832	1/19/09	5338902	7/16/10	Registered
Japan	Caesars Palace (Stylized) (Horizontal)	2007-044834	5/7/07	5162559	8/29/08	Registered
Japan	Caesars Palace (Stylized) (Vertical)	2003-076162	8/21/03	4,803,072	9/17/04	Registered
Japan	Caesars Palace (Stylized) (Vertical)	2003-106119	11/17/03	4,862,865	5/13/05	Registered
Japan	Caesars Palace + Katakana	2003-076165	8/21/03	4,803,075	9/17/04	Registered
Japan	Caesars Palace + Katakana	2003-106120	11/17/03	4,862,866	5/13/05	Registered
Japan	CG (Logo)	2009-002831	1/19/09	5338901	7/16/10	Registered
Macau	Caesars	N016604	4/6/05	N016604	5/8/06	Registered
Macau	Caesars	N012442	11/7/03	N012442	3/9/04	Registered
Macau	Caesars	N012443	11/7/03	N012443	3/9/04	Registered
Macau	Caesars	N/30639	8/17/07	N/030639	2/25/08	Registered
Macau	Caesars	N/30640	8/17/07	N/030640	2/25/08	Registered
Macau	Caesars	N/33374	1/10/08	N/33374	7/23/08	Registered
Macau	Caesars	N/33375	1/10/08	N/033375	7/23/08	Registered
Macau	Caesars	N012444	11/7/03	N012444	3/9/04	Registered
Macau	Caesars	N012445	11/7/03	N012445	3/9/04	Registered
Macau	Caesars	N012446	11/7/03	N012446	3/9/04	Registered
Macau	Caesars	N012447	11/7/03	N012447	3/9/04	Registered
Macau	Caesars	N012448	11/7/03	N012448	3/9/04	Registered
Macau	Caesars	N012449	11/7/03	N012449	3/9/04	Registered
Macau	Caesars (Stylized)	N/41080	1/22/09	N/041080	6/24/09	Registered
Macau	Caesars (Stylized)	N/41081	1/22/09	N/041081	6/24/09	Registered
Macau	Caesars (Stylized)	N/24104	9/7/06	N/24104	3/28/07	Registered
Macau	Caesars (Stylized)	N/24103	9/7/06	N/24103	3/28/07	Registered
Macau	Caesars (Stylized) Hotel	N/44810	9/1/09	N/044810	5/5/10	Registered
Macau	Caesars (Stylized) Hotel	N/44811	9/1/09	N/044811	5/5/10	Registered
Macau	Caesars (Traditional Chinese Characters)	N/44814	9/1/09	N/044814	1/25/10	Registered
Macau	Caesars (Traditional Chinese Characters)	N/44815	9/1/09	N/044815	1/25/10	Registered
Macau	Caesars (Traditional Chinese Characters)	N/41077	1/22/09	N/041077	6/24/09	Registered
Macau	Caesars (Traditional Chinese Characters)	N/41078	1/22/09	N/041078	6/24/09	Registered
Macau	Caesars (Traditional Chinese Characters)	N/40006	11/7/08	N/040006	4/28/09	Registered
Macau	Caesars (Traditional Chinese Characters)	N/40377	12/1/08	N/040377	11/30/09	Registered
Macau	Caesars Entertainment	N016605	4/6/05	N016605	8/8/05	Registered

Country	Mark	App. #	App. Dt.	Reg. #	Reg. Dt	Status
Macau	Caesars Entertainment	N012434	11/7/03	N012434	3/9/04	Registered
Macau	Caesars Entertainment	N012435	11/7/03	N012435	3/9/04	Registered
Macau	Caesars Entertainment	N012436	11/7/03	N012436	3/9/04	Registered
Macau	Caesars Entertainment	N012437	11/7/03	N012437	3/9/04	Registered
Macau	Caesars Entertainment	N012438	11/7/03	N012438	3/9/04	Registered

Macau	Caesars Entertainment	N012439	11/7/03	N012439	3/9/04	Registered
Macau	Caesars Entertainment	N012440	11/7/03	N012440	3/9/04	Registered
Macau	Caesars Entertainment	N012441	11/7/03	N012441	3/9/04	Registered
Macau	Caesars Entertainment (Simplified Chinese Characters)		5/3/11			Filed
Macau	Caesars Entertainment (Traditional Chinese Characters)	N012455	11/10/03	N012455	3/9/04	Registered
Macau	Caesars Entertainment (Traditional Chinese Characters)	N012454	11/10/03	N012454	3/9/04	Registered
Macau	Caesars Golf Macau	N/44808	9/1/09	N/044808	1/25/10	Registered
Macau	Caesars Golf Macau	N/44809	9/1/09	N/044809	1/25/10	Registered
Macau	Caesars Golf Macau and Chinese (Traditional) (Design)	N/41074	1/22/09	N/041074	9/25/09	Registered
Macau	Caesars Golf Macau and Chinese (Traditional) (Design)	N/40007	11/7/08	N/040007	9/25/09	Registered
Macau	Caesars Golf Macau and Chinese (Traditional) (Design)	N/40378	12/1/08	N/040378	9/25/09	Registered
Macau	Caesars Palace	009026	12/7/01	N009026	4/11/02	Registered
Macau	Caesars Palace	009027	12/7/01	N009027	4/11/02	Registered
Macau	Caesars Palace	009028	12/7/01	N009028	4/11/02	Registered
Macau	Caesars Palace	N/30641	8/17/07	N/030641	2/25/08	Registered
Macau	Caesars Palace	N/30642	8/17/07	N/030642	2/25/08	Registered
Macau	Caesars Palace (Stylized) (Horizontal)	N/24105	9/7/06	N/24105	3/28/07	Registered
Macau	Caesars Palace (Stylized) (Horizontal)	N/24106	9/7/06	N/24106	3/28/07	Registered
Macau	Caesars Palace (Stylized) (Horizontal) Hotel	N/44813	9/1/09	N/044813	5/5/10	Registered
Macau	Caesars Palace (Stylized) (Horizontal) Hotel	N/44812	9/1/09	N/044812	5/5/10	Registered
Macau	Caesars Palace (Stylized) (Vertical)	N/41079	1/22/09	N/041079	6/24/09	Registered
Macau	Caesars World	009025	12/7/01	N009025	4/11/02	Registered
Macau	Caesars World	009024	12/7/01	N009024	4/11/02	Registered
Macau	CG (Logo)	N/40376	12/1/08	N/040376	4/28/09	Registered
Macau	CG (Logo)	N/41076	1/22/09	N/041076	6/24/09	Registered
Macau	CG (Logo)	N/40005	11/7/08	N/040005	4/28/09	Registered
Malaysia	Caesars (Stylized)	2010022029	11/18/10			Filed

Country	Mark	App. #	App. Dt.	Reg. #	Reg. Dt	Status
Malaysia	Caesars (Stylized)	2010022030	11/18/10			Filed
Malaysia	Caesars Palace (Stylized) (Horizontal)	2010022032	11/18/10			Filed
Malaysia	Caesars Palace (Stylized) (Horizontal)	2010022031	11/18/10			Filed
Mexico	Caesars	279437	11/11/90	537329	11/26/96	Registered
Mexico	Caesars	617015	8/29/03	831231	4/20/04	Registered
Mexico	Caesars	646517	3/12/04	882918	3/12/04	Registered
Mexico	Caesars	643759	2/25/04	866849	2/25/04	Registered
Mexico	Caesars	643760	2/25/04	865297	2/25/04	Registered
Mexico	Caesars	643761	2/25/04	866850	2/25/04	Registered
Mexico	Caesars	643762	2/25/04	825234	3/16/04	Registered
Mexico	Caesars	820482	11/17/06	1085226	2/18/09	Registered
Mexico	Caesars	820483	11/17/06	1028041	2/29/08	Registered
Mexico	Caesars	823082	12/4/06	1028042	2/29/08	Registered
Mexico	Caesars	865508	3/10/09	1104050	6/8/09	Registered
Mexico	Caesars (Stylized)	894040	11/6/07	1030745	3/18/08	Registered
Mexico	Caesars (Stylized)	894041	11/6/07	1025319	2/21/08	Registered
Mexico	Caesars (Stylized)	823085	12/4/06	1028043	2/29/08	Registered
Mexico	Caesars (Stylized)	865507	7/2/07	1094361	4/15/09	Registered
Mexico	Caesars (Stylized) with Roman Head	1101898	7/2/10			Filed
Mexico	Caesars (Stylized) with Roman Head	1101899	7/2/10	1183942	10/14/10	Registered
Mexico	Caesars (Stylized) with Roman Head	1101896	7/2/10			Filed
Mexico	Caesars (Stylized) with Roman Head	1101897	7/2/10	1202826	2/22/11	Registered
Mexico	Caesars Entertainment	613606	8/7/03	806226	9/8/03	Registered
Mexico	Caesars Entertainment	613607	8/7/03	808698	10/8/03	Registered
Mexico	Caesars Entertainment	818179	11/8/06	1034000	4/3/08	Registered
Mexico	Caesars Man	635102	12/18/03	830657	4/19/04	Registered
Mexico	Caesars Man (Stylized) with Roman Head Design	635104	12/18/03	826245	3/24/04	Registered
Mexico	Caesars Palace	823083	12/4/06	1031158	12/4/06	Registered
Mexico	Caesars Palace	4158	1/6/86	317598	9/23/86	Registered
Mexico	Caesars Palace	865506	3/10/09	1104367	6/9/09	Registered
Mexico	Caesars Palace (Stylized) (Horizontal)	823084	12/4/06	1029539	3/11/08	Registered
Mexico	Caesars Palace (Stylized) (Horizontal)	865509	3/10/09	1107567	6/23/09	Registered
Mexico	Caesars Palace (Stylized) (Vertical)	4161	1/6/86	319170	11/12/86	Registered
Mexico	Caesars Palace (Stylized) (Vertical)	280529	11/22/96	540508	1/29/97	Registered
Mexico	Caesars Palace (Stylized) (Vertical)	727979	7/12/05	994853	7/25/07	Registered

Country	Mark	App. #	App. Dt.	Reg. #	Reg. Dt	Status
Mexico	Roman Head with Laurel Leaf (Design)	1101900	7/2/10	1186325	10/27/10	Registered
Mexico	Roman Head with Laurel Leaf (Design)	1101901	7/2/10	1183740	10/13/10	Registered
Mexico	Roman Head with Laurel Leaf (Design)	1101903	7/2/10	1184894	10/19/10	Registered
Mexico	Roman Head with Laurel Leaf (Design)	1101902	7/2/10			Filed
Morocco	Caesars	138247	6/3/11			Filed
Morocco	Caesars Palace (Stylized) (Horizontal)	138250	6/3/11			Filed
Netherlands Antilles	Caesars	D-354	7/29/03	09525	8/15/02	Registered
Netherlands Antilles	Caesars (Stylized)	D-353	7/29/03	09579	8/15/02	Registered
New Zealand	Caesars	835797	1/13/11			Filed
Panama	Caesars	81700	7/5/96	81700-01	7/5/96	Registered
Panama	Caesars	81692	7/5/96	81692	7/5/96	Registered
Panama	Caesars	81701	7/5/96	81701-02	7/5/96	Registered
Panama	Caesars	81701	7/5/96	81701-03	7/5/96	Registered
Panama	Caesars	81700	7/5/96	81700-02	7/5/96	Registered
Panama	Caesars (Stylized)	81699-01	7/5/96	81699-01	7/5/96	Registered
Panama	Caesars (Stylized)	81694	7/5/96	81694-02	7/5/96	Registered
Panama	Caesars (Stylized)	81691	7/5/96	81691	7/5/06	Registered
Panama	Caesars (Stylized)	81694	7/5/96	81694-03	7/5/96	Registered
Panama	Caesars (Stylized)	81699	7/5/96	81699-02	7/5/96	Registered
Panama	Caesars Palace	81703	7/5/96	81703-02	7/5/96	Registered
Panama	Caesars Palace	81695	7/5/96	81695-02	7/5/96	Registered
Panama	Caesars Palace (Stylized) (Horizontal)	81704	7/5/96	81704-02	7/5/96	Registered
Panama	Caesars Palace (Stylized) (Horizontal)	87739	5/23/97	87739	5/23/97	Registered
Panama	Caesars Palace (Stylized) (Vertical)	81698	7/5/96	81698-02	7/5/96	Registered
Peru	Caesars	252573	8/25/05	50451	3/18/08	Registered
Peru	Caesars	407848	12/11/09			Filed
Peru	Caesars	442728	1/5/11	66240	4/14/11	Registered
Peru	Caesars (Stylized)	252836	8/31/05	44495	11/2/06	Registered
Peru	Caesars (Stylized)	407836	12/11/09			Filed
Peru	Caesars (Stylized) Hotel and Casino	407850	12/11/09	62800	7/22/10	Registered
Peru	Caesars Entertainment	463035	8/4/11			Filed
Peru	Caesars Entertainment	463034	8/4/11			Filed
Peru	Caesars Palace	252574	8/25/05	47327	7/31/07	Registered
Peru	Caesars Palace Hotel and Casino	407835	12/11/09	62799	7/22/10	Registered
Philippines	Caesars	41998000512	1/26/98	41998000512	12/25/05	Registered

Country	Mark	App. #	App. Dt.	Reg. #	Reg. Dt	Status
Philippines	Caesars	4199800510	1/26/98	4199800510	8/28/05	Registered

Philippines	Caesars (Stylized)	4199800518	1/26/98	4199800518	1/20/03	Registered
Philippines	Caesars (Stylized)	41998005009	1/26/98	41998000509	12/25/05	Registered
Philippines	Caesars Entertainment (Simplified Chinese Characters)	4-2011-005069	5/3/11			Filed
Philippines	Caesars Palace	41998000515	1/26/98	41998000515	2/18/06	Registered
Philippines	Caesars Palace	41998000516	1/26/98	41998000516	2/18/06	Registered
Philippines	Caesars Palace (Stylized) (Horizontal)	41998000514	1/26/98	41998000514	2/18/06	Registered
Philippines	Caesars Palace (Stylized) (Horizontal)	41998000513	1/26/98	41998000513	2/18/06	Registered
Puerto Rico	Caesars	67445	10/17/05	67445	10/17/05	Registered
Puerto Rico	Caesars	71946	6/17/10			Filed
Puerto Rico	Caesars	8479	12/7/05	8479	12/7/05	Registered
Puerto Rico	Caesars	8484	12/7/05	8484	12/7/05	Registered
Puerto Rico	Caesars (Stylized)	67451	10/17/05	67451	10/17/05	Registered
Puerto Rico	Caesars (Stylized)	71948	6/17/10			Filed
Puerto Rico	Caesars (Stylized)	8483	12/7/05	8483	12/7/05	Registered
Puerto Rico	Caesars (Stylized)	8485	12/7/05	8485	12/7/05	Registered
Puerto Rico	Caesars Palace	67448	10/17/05	67448	10/17/05	Registered
Puerto Rico	Caesars Palace	5832	12/15/72	5832	2/22/73	Registered
Puerto Rico	Caesars Palace	71947	6/17/10			Filed
Puerto Rico	Caesars Palace (Stylized) (Horizontal)	71949	6/17/10			Filed
Puerto Rico	Caesars Palace (Stylized) (Vertical)	5834	2/8/73	5834	2/22/73	Registered
Russia	Caesars	2002713180	7/9/02	245535	5/12/03	Registered
Russia	Caesars	2010736903	11/16/10			Filed
Russia	Caesars	2006727269	6/23/06	330689	8/1/07	Registered
Russia	Caesars (Stylized)	2006717268	6/23/06	330688	8/1/07	Registered
Russia	Caesars (Stylized) with Roman Head	2010736900	11/16/10			Filed
Russia	Caesars Palace	2002713181	7/9/02	245536	5/12/03	Registered
Russia	Caesars Palace	2006717267	6/23/06	339332	12/14/07	Registered
Russia	Caesars Palace	2010736905	11/16/10			Filed
Russia	Caesars Palace (Stylized) (Horizontal)	2006717266	6/23/06	327982	5/15/07	Registered
Russia	Caesars Palace (Stylized) with Roman Head Design	2010736901	11/16/10			Filed
Singapore	Caesars	T04/08291Z	5/24/04	T04/08291Z	5/24/04	Registered
Singapore	Caesars	T04/08295B	5/24/04	T04/08295B	5/24/04	Registered
Singapore	Caesars	T0900455J	1/13/09	T0900455J	1/13/09	Registered
Singapore	Caesars (Series) (block and stylized font)	T88/03887I	7/27/88	T88/03887I	7/27/88	Registered

Country	Mark	App. #	App. Dt.	Reg. #	Reg. Dt	Status
Singapore	Caesars (Series) (block and stylized font)	T88/03886J	7/27/88	T88/03886J	7/27/88	Registered
Singapore	Caesars (Series) (block and stylized font)	T88/03882H	7/27/88	T88/03882H	7/27/88	Registered
Singapore	Caesars (Stylized)	T06/18419A	9/5/06	T06/18419A	9/5/06	Registered
Singapore	Caesars (Stylized)	T0618421C	9/5/06	T0618421C	9/5/06	Registered
Singapore	Caesars Entertainment (Series)(Simplified Chinese Characters and Traditional Chinese Characters))	T1105773I	5/3/11			Filed
Singapore	Caesars Golf (Design)	T0900457G	1/13/09	T0900457G	1/13/09	Registered
Singapore	Caesars Man (Series)	T88/04695B	8/30/88	T88/04695B	8/30/88	Registered
Singapore	Caesars Palace	T04/08301J	5/24/04	T04/08301J	5/24/04	Registered
Singapore	Caesars Palace	T04/08303G	5/24/04	T04/08303G	5/24/04	Registered
Singapore	Caesars Palace (Stylized) (Horizontal)	T06/18423Z	9/5/06	T0618423Z	9/5/06	Registered
Singapore	Caesars Palace (Stylized) (Horizontal)	T06/18422A	9/5/06	T0618422A	9/5/06	Registered
Singapore	CG (Logo)	T0900456I	1/13/09	T09004561	1/13/09	Registered
Slovenia	Caesars	Z-200671090	7/7/06	200671090	7/7/06	Registered
Slovenia	Caesars (Stylized)	Z-200671091	7/7/06	200671091	7/7/06	Registered
Slovenia	Caesars (Stylized)		5/11/11			Filed
Slovenia	Caesars Palace	Z-200671092	7/7/06	200671092	7/7/06	Registered
Slovenia	Caesars Palace (Stylized) (Horizontal)	Z-200671093	7/7/06	200671093	7/7/06	Registered
Slovenia	Caesars Palace (Stylized) (Horizontal)		5/11/11			Filed
South Africa	Caesars	1992/01200	2/13/92	1992/01200	4/6/00	Registered
South Africa	Caesars	1992/01203	2/13/92	1992/01203	3/6/00	Registered
South Africa	Caesars	1992/01202	2/13/92	1992/01202	4/6/00	Registered
South Africa	Caesars	1992/01201	2/13/92	1992/01201	4/6/00	Registered
South Africa	Caesars	1992/01204	2/13/92	1992/01204	3/6/00	Registered
South Africa	Caesars	1996/02340	2/22/96	1996/02340	3/9/99	Registered
South Africa	Caesars	2010/00048	1/4/10			Filed
South Africa	Caesars	2007/18495	8/17/07	2007/18495	4/15/10	Registered
South Africa	Caesar’s	1988/06039	7/20/88	1988/06039	9/11/90	Registered
South Africa	Caesar’s	1988/6040	7/20/88	1988/6040	9/11/90	Registered
South Africa	Caesars (Stylized)	2007/18496	8/17/07	2007/18496	4/15/10	Registered
South Africa	Caesars (Stylized)	2007/18497	8/17/07	2007/18497	4/15/10	Registered
South Africa	Caesars Entertainment	2003/11992	7/17/03	2003/11992	9/5/07	Registered
South Africa	Caesars Entertainment	2003/11993	7/17/03	2003/11993	9/5/07	Registered
South Africa	Caesars Entertainment	2003/11994	7/17/03	2003/11994	9/5/07	Registered
South Africa	Caesars Forum	1998/18594	10/20/98	1998/18594	4/4/02	Registered
South Africa	Caesars Forum	1998/18595	10/20/98	1998/18595	4/4/02	Registered
South Africa	Caesars Palace	1995/3621	3/24/95	1995/3621	4/19/99	Registered
South Africa	Caesars Palace	1996/02341	2/22/96	1996/02341	4/12/99	Registered
South Africa	Caesars Palace	2007/18498	8/17/07	2007/18498	4/15/10	Registered
South Africa	Caesars Palace	2007/18499	8/17/07	2007/18499	4/15/10	Registered

Country	Mark	App. #	App. Dt.	Reg. #	Reg. Dt	Status
South Africa	Caesar’s Palace	1992/09449	11/4/92	1992/09449	10/14/94	Registered
South Africa	Caesar’s Palace	1988/05939	7/18/88	1988/05939	9/11/90	Registered
South Africa	Caesar’s Palace	1988/05938	7/18/88	1988/05938	9/11/90	Registered
South Africa	Caesars Palace (Stylized) (Horizontal)	2007/18501	8/17/07	2007/18501	4/15/10	Registered
South Africa	Caesars Palace (Stylized) (Horizontal)	2007/18500	8/17/07	2007/18500	4/15/10	Registered
South Africa	Roman Head with Laurel Leaf (Design)	1999/01373	1/28/99	1999/01373	1/28/99	Registered
South Africa	Roman Head with Laurel Leaf (Design)	1999/01372	1/28/99	1999/01372	1/28/99	Registered
South Korea	Caesars	6697/88	3/18/88	176,271	8/5/89	Registered
South Korea	Caesars	40-2009- 0059561	12/3/09	0865836	5/23/11	Registered
South Korea	Caesars	41-2010- 0013435	5/26/10			Filed
South Korea	Caesars	41-2008- 0003677	2/14/08	41-0183470	4/2/09	Registered
South Korea	Caesars	41-2006- 0023446	9/15/06	0164175	3/31/08	Registered
South Korea	Caesars	6699/88	3/18/88	169,254	4/25/89	Registered
South Korea	Caesars	6715/88	3/18/88	176,293	8/5/89	Registered
South Korea	Caesars (in Katakana Characters)	41-2009- 0029401	12/3/09			Filed
South Korea	Caesars (in Katakana Characters)	41-2009- 0029402	12/3/09			Filed
South Korea	Caesars (in Katakana Characters)	6726/88	3/18/88	176,295	8/5/89	Registered
South Korea	Caesars (in Katakana Characters)	7782/87	4/17/87	176,273	8/5/89	Registered
South Korea	Caesars (in Katakana Characters)	6721/88	3/8/88	169,256	4/25/89	Registered
South Korea	Caesars (Stylized)	6710/88	3/18/88	169,255	4/25/89	Registered
South Korea	Caesars (Stylized)	40-2009- 0059563	12/3/09	0865847	5/23/11	Registered
South Korea	Caesars (Stylized)	41-2006- 0023448	9/15/06	0164176	3/31/08	Registered
South Korea	Caesars (Stylized)	6701/88	3/18/88	169,865	5/11/89	Registered
South Korea	Caesars (Stylized)	6697/88	3/18/88	176,272	8/5/89	Registered
South Korea	Caesars (Stylized)	6711/88	3/18/88	172,000	6/13/89	Registered
South Korea	Caesars (Stylized)	6714/88	3/18/88	170,641	5/25/89	Registered
South Korea	Caesars (Stylized)	6709/88	3/18/88	170,685	5/26/89	Registered
South Korea	Caesars (Stylized)	6704/88	3/18/88	176,294	8/5/89	Registered
South Korea	Caesars (Stylized) with Roman Head	41-2010- 0032677	12/21/10			Filed
South Korea	Caesars Entertainment (Simplified Chinese Characters)	41-2011- 0012453	5/2/11			Filed

Country	Mark	App. #	App. Dt.	Reg. #	Reg. Dt	Status
South Korea	Caesars Palace	4120050027670	12/6/05	147427	4/12/07	Registered
South Korea	Caesars Palace	41-2010- 0022443	9/1/10			Filed
South Korea	Caesars Palace (Stylized) (Horizontal)	4120050027671	12/6/05	147428	4/12/07	Registered
South Korea	Caesars Palace (Stylized) (Vertical)	41-2010- 0013436	5/26/10			Filed
South Korea	Caesars Palace (Stylized) (Vertical)	41-2010- 0013437	5/26/10			Filed
Spain	Caesars	816926 & 816929	4/20/76	2699113	3/14/80	Registered
Spain	Caesars	2742766	11/28/06	2742766	12/20/07	Registered
Spain	Caesars	2873274	4/24/09	2873274	10/1/09	Registered
Spain	Caesars (Stylized)	2063986 & 2063987	12/17/96	2767454	12/17/96	Registered
Spain	Caesars (Stylized)	2742774	11/28/06	2742774	12/21/07	Registered
Spain	Caesars Palace	816927 & 816931	4/20/76	2699114	3/25/80	Registered
Spain	Caesars Palace	2742775	11/28/06	2742775	12/21/07	Registered
Spain	Caesars Palace (Stylized) (Horizontal)	2742777	11/28/06	2742777	12/21/07	Registered
Spain	Caesars Palace (Stylized) (Vertical)	2063988 & 2063989	12/17/96	2767442	12/5/97	Registered
Spain	Caesars Palace (Stylized) (Vertical)	2743057	11/29/06	2743057	11/14/07	Registered
Switzerland	Caesars	58458/2007	8/6/07	567566	2/4/08	Registered
Switzerland	Caesars (Stylized)	58460/2007	8/6/07	567619	2/4/08	Registered
Switzerland	Caesars Palace	58461/2007	8/6/07	567569	2/4/08	Registered
Switzerland	Caesars Palace (Stylized) (Horizontal)	58462/2007	8/6/07	567620	2/4/08	Registered
Taiwan	Caesars	(77) 15297	4/12/88	425240	1/1/89	Registered
Taiwan	Caesars	(78) 21052	5/8/89	506834	12/1/90	Registered
Taiwan	Caesars	(78) 15302	4/12/88	422248	12/1/88	Registered
Taiwan	Caesars	(77) 15304	4/12/88	420712	11/16/88	Registered
Taiwan	Caesars	(77) 15305	4/12/88	423985	12/16/88	Registered
Taiwan	Caesars	(77) 15307	4/12/88	421202	11/16/88	Registered
Taiwan	Caesars	(77) 15308	4/12/88	427719	1/15/89	Registered
Taiwan	Caesars	(77) 15,310	4/12/88	419,833	11/1/88	Registered
Taiwan	Caesars	98056866	12/18/09	1422175	8/1/10	Registered
Taiwan	Caesars	98001719	1/16/09	1395211	1/16/09	Registered
Taiwan	Caesars	95045006	9/4/06	1257742	4/1/07	Registered
Taiwan	Caesars (Stylized)	95045008	9/4/06	1281192	9/16/07	Registered
Taiwan	Caesars Golf (Design)	98001723	1/16/09	1395213	1/16/10	Registered
Taiwan	Caesars Man	98056869	12/18/09	1420956	8/1/10	Registered
Taiwan	Caesars Man (Stylized)	(77) 38470	8/20/88	438154	4/16/89	Registered
Taiwan	Caesars Palace	(85) 61842	12/5/96	100238	5/16/98	Registered
Taiwan	Caesars Palace	(85) 61841	12/5/96	107866	3/16/99	Registered

Country	Mark	App. #	App. Dt.	Reg. #	Reg. Dt	Status
Taiwan	Caesars Palace	98056868	12/18/09	1422176	8/1/10	Registered

Taiwan	Caesars Palace	95045009	9/4/06	1281193	9/16/07	Registered
Taiwan	Caesars Palace (Stylized) (Horizontal)	95045011	9/4/06	1281194	9/16/07	Registered
Taiwan	CG (Logo)	98001721	1/16/09	1395212	1/16/09	Registered
Thailand	Caesars	373473	11/4/88	TM 84377	11/4/88	Registered
Thailand	Caesars	789462	11/30/10			Filed
Thailand	Caesars	742808	9/8/09	Kor327103	9/8/09	Registered
Thailand	Caesars	742809	9/8/09	Kor329112	9/8/09	Registered
Thailand	Caesars	742810	9/8/09	Kor331644	9/8/09	Registered
Thailand	Caesars	720039	1/23/09	Bor46920	1/23/09	Registered
Thailand	Caesars	638490	9/11/06	Kor263241	9/11/06	Registered
Thailand	Caesars	638491	9/11/06	Kor275795	9/11/06	Registered
Thailand	Caesars	638492	9/11/06	Bor36835	9/11/06	Registered
Thailand	Caesars	638493	9/11/06	Bor36619	9/11/06	Registered
Thailand	Caesars	789461	11/30/10			Filed
Thailand	Caesars (Stylized)	742807	9/8/09			Filed
Thailand	Caesars (Stylized)	373474	11/4/88	84392	11/4/88	Registered
Thailand	Caesars (Stylized)	742805	9/8/11	Kor329111	9/8/11	Registered
Thailand	Caesars (Stylized)	742806	9/8/09	Bor50246	9/8/09	Registered
Thailand	Caesars (Stylized)	638497	9/11/06	Bor36198	9/11/06	Registered
Thailand	Caesars (Stylized)	638496	9/11/06	Bor36836	9/11/06	Registered
Thailand	Caesars (Stylized)	638495	9/11/06	Kor274725	9/11/06	Registered
Thailand	Caesars (Stylized)	638494	9/11/06	Kor265766	9/11/06	Registered
Thailand	Caesars (Thai Lettering)	742811	9/8/09	Kor329113	9/8/09	Registered
Thailand	Caesars (Thai Lettering)	742812	9/8/09	Kor331645	9/8/09	Registered
Thailand	Caesars (Thai Lettering)	704021	8/5/08	Bor49865	8/5/08	Registered
Thailand	Caesars (Thai Lettering)	704022	8/5/08			Filed
Thailand	Caesars Entertainment (Thai Lettering)	742816	9/8/09	Kor327105	9/8/09	Registered
Thailand	Caesars Entertainment (Thai Lettering)	742817	9/8/09			Filed
Thailand	Caesars Entertainment (Thai Lettering)	742818	9/8/09			Filed
Thailand	Caesars Entertainment (Thai Lettering)	704023	8/5/08	Bor45741	8/5/08	Registered
Thailand	Caesars Entertainment (Thai Lettering)	704024	8/5/08	Bor49866	8/5/08	Registered
Thailand	Caesars Golf (Design)	720041	1/23/09	Bor46616	1/23/09	Registered
Thailand	Caesars Palace	742819	9/8/09	Kor327106	9/8/09	Registered
Thailand	Caesars Palace	742820	9/8/09	Bor50247	9/8/09	Registered
Thailand	Caesars Palace	742821	9/8/09			Filed
Thailand	Caesars Palace	638498	9/11/06	Kor265792	9/11/06	Registered
Thailand	Caesars Palace	638499	9/11/06	Kor275796	9/11/06	Registered
Thailand	Caesars Palace	638500	9/11/06	Bor36837	9/11/06	Registered
Thailand	Caesars Palace	638501	9/11/06	Bor36199	9/11/06	Registered

Country	Mark	App. #	App. Dt.	Reg. #	Reg. Dt	Status
Thailand	Caesars Palace (Stylized) (Horizontal)	638505	9/11/06	Bor36209	9/11/06	Registered
Thailand	Caesars Palace (Stylized) (Horizontal)	638504	9/11/06	Bor36838	9/11/06	Registered
Thailand	Caesars Palace (Stylized) (Horizontal)	638503	9/11/06	Kor275797	9/11/06	Registered
Thailand	Caesars Palace (Stylized) (Horizontal)	638502	9/11/06	Kor265791	9/11/06	Registered
Thailand	Caesars Palace (Stylized) (Vertical)	789458	11/30/10			Filed
Thailand	Caesars Palace (Stylized) (Vertical)	789457	11/30/10			Filed
Thailand	CG (Logo)	720040	1/23/09	Bor46921	1/23/09	Registered
Tunisia	Caesars Palace	EE96.0653	5/27/96	EE96.0653	5/27/96	Registered
Turkey	Caesars	5831/89	8/16/89	113,974	8/16/89	Registered
Turkey	Caesars	2009/00585	1/8/09	2009 00585	8/20/10	Registered
Turkey	Caesars Palace	5832/89	8/16/89	113,769	8/16/89	Registered
Turkey	Caesars Palace	2010/46655	7/15/10			Filed
Turkey	Caesars Palace	2010/46654	7/15/10			Filed
United Kingdom	Caesars	2514570	4/24/09	2514570	4/24/09	Registered
United Kingdom	Caesars (Series) (block and stylized font)	1338760	5/17/88	1338760	5/17/88	Registered
United Kingdom	Caesars (Series) (block and stylized font)	2050846	1/10/96	2050846	1/10/96	Registered
United Kingdom	Caesars (Series) (block and stylized font)	2524826	8/28/09	2524826	8/28/09	Registered
United Kingdom	Caesars (Series) (block and stylized font)	2430325	8/14/06	2430325	8/14/06	Registered
United Kingdom	Caesars Cup (Design)	2518873	6/19/09	2518873	6/19/09	Registered
United Kingdom	Caesars Entertainment	2342105	8/29/03	2342105	8/29/03	Registered
United Kingdom	Caesars Entertainment (Stylized)	2342109	8/29/03	2342109	8/29/03	Registered
United Kingdom	Caesars Palace	964967	9/14/70	964967	9/14/70	Registered
United Kingdom	Caesars Palace	2347491	11/4/03	2347491	11/4/03	Registered
United Kingdom	Caesars Palace (Series) (Block & Stylized-Vertical)	2050829	1/10/96	2050829	1/10/96	Registered
United Kingdom	Caesars Palace (Series) (Block & Stylized-Vertical)	2430324	8/14/06	2430324	8/14/06	Registered
United States	Caesars	72/158560	12/5/62	763255	1/14/64	Registered
United States	Caesars	72/453396	4/3/73	983525	5/7/74	Registered
United States	Caesars	72/413086	1/19/72	954684	3/6/73	Registered
United States	Caesars	73/684985	9/18/87	1527770	3/7/89	Registered
United States	Caesars	77/745347	5/27/09	3731048	12/19/09	Registered

Country	Mark	App. #	App. Dt.	Reg. #	Reg. Dt	Status
United States	Caesars	85/018746	4/20/10	3877077	11/16/10	Registered
United States	Caesars	74/629226	1/17/95	1988107	7/23/96	Registered
United States	Caesars (Stylized)	73/297472	2/17/81	1186958	1/19/82	Registered
United States	Caesars (Stylized)	72/413085	1/19/72	954637	3/6/73	Registered
United States	Caesars (Stylized)	72/453395	4/3/73	1001363	1/7/75	Registered
United States	Caesars (Stylized)	73/684986	9/18/87	1527771	3/7/89	Registered
United States	Caesars Entertainment	78/274378	7/15/03	3021734	11/29/05	Registered
United States	Caesars Man	73/712810	2/22/88	1531549	3/28/89	Registered
United States	Caesars Man (Stylized)	73/712811	2/22/88	1538771	5/16/89	Registered
United States	Caesars Palace	72/410294	12/15/71	963820	7/10/73	Registered
United States	Caesars Palace	72/421,350	4/14/72	963656	7/10/73	Registered
United States	Caesars Palace	72/300265	6/12/68	907693	2/9/71	Registered
United States	Caesars Palace	72/415187	2/10/72	951262	1/23/73	Registered
United States	Caesars Palace	73/141287	9/15/77	1091551	5/16/78	Registered
United States	Caesars Palace (Stylized) (Horizontal)	73/141327	9/15/77	1090494	5/2/78	Registered
United States	Caesars Palace (Stylized) (Horizontal)	72/421424	4/14/72	968212	9/11/73	Registered
United States	Caesars Palace (Stylized) (Horizontal)	72/410295	12/15/71	1004058	2/4/75	Registered
United States	Caesars Palace (Stylized) (Horizontal)	73/204775	2/23/79	1158035	6/23/81	Registered
United States	Caesars Palace (Stylized) (Vertical)	72/300270	6/12/68	907696	2/9/71	Registered
United States	Roman Head with Laurel Leaf (Design)	78/963477	8/30/06	3312633	10/16/07	Registered
Uruguay	Caesars	263020	6/4/93	401185	8/10/99	Registered
Uruguay	Caesars	383.866	8/16/07	383866	7/25/08	Registered
Uruguay	Caesars (Stylized)	263021	6/4/93			Filed
Uruguay	Caesars (Stylized)	383.865	8/16/07	383865	7/25/08	Registered
Uruguay	Caesars Entertainment	348,843	7/16/03	348,843	4/12/04	Registered
Uruguay	Caesars Palace	383.864	8/16/07	383864	7/25/08	Registered
Uruguay	Caesars Palace (Stylized) (Horizontal)	383.863	8/16/07	383863	7/25/08	Registered
Venezuela	Caesars	263-1998	1/9/98	S009451	2/26/99	Registered
Venezuela	Caesars	264-1998	1/9/98			Filed
Venezuela	Caesars	19253-2009	11/18/09		1/26/11	Registered
Venezuela	Caesars	19254-2009	11/18/09			Filed
Venezuela	Caesars (Stylized)	266-1998	1/9/98			Filed
Venezuela	Caesars (Stylized)	265-1998	1/9/98	S011833	2/25/00	Registered
Venezuela	Caesars (Stylized)	1779-2010	2/8/10	S047501	3/25/11	Registered
Venezuela	Caesars (Stylized)	1771-2010	2/8/10			Filed
Venezuela	Caesars Palace	268-1998	1/9/98			Filed
Venezuela	Caesars Palace	267-1998	1/9/98	S009452	2/26/99	Registered
Venezuela	Caesars Palace	19255-2009	11/18/09		1/26/11	Registered
Venezuela	Caesars Palace	19256-2009	11/18/09			Filed

Country	Mark	App. #	App. Dt.	Reg. #	Reg. Dt	Status
Venezuela	Caesars Palace (Stylized) (Horizontal)	1772-2010	2/8/10	S047498	3/25/11	Registered
Venezuela	Caesars Palace (Stylized) (Horizontal)	1773-2010	2/8/10			Filed
Venezuela	Caesars Palace (Stylized) (Vertical)	270-1998	1/9/98			Filed
Venezuela	Caesars Palace (Stylized) (Vertical)	269-1998	1/9/98	S011834	2/25/00	Registered
Viet Nam	Caesars	4-2006-16440	9/29/06			Filed
Viet Nam	Caesars (Stylized)	4-2006-16441	9/26/06			Filed
Viet Nam	Caesars Palace	4-2006-16442	9/29/06			Filed
Viet Nam	Caesars Palace (Stylized) (Horizontal)	4-2006-16443	9/29/06			Filed
CEOC Licensor Designated Marks:
Country	Mark	App. #	App. Dt.	Reg. #	Reg. Dt	Status
United Kingdom	Alea	2462505	7/27/07	2462505	7/27/07	Registered
United Kingdom	Golden Nugget Casino (Design) 2347389		10/31/03	2347389	10/31/03	Registered
United Kingdom	MANCH235TER (Design)	2439063	11/21/06	2439063	11/21/06	Registered
United Kingdom	Rendevous Casino and Flag Design	2347393	10/31/03	2347393	10/31/03	Registered
United Kingdom	Rendezvous Casino (Design)	2347394	10/31/03	2347394	10/31/03	Registered
United Kingdom	The Casino at the Empire (Design) (Series of 2)	2449294	3/13/07	2449294	3/13/07	Registered
United Kingdom	The Golden Nugget	1274778	10/1/86	1274778	10/1/86	Registered
United Kingdom	The Sportsman	1274774	10/1/86	1274774	10/1/86	Registered

CLC Licensor Designated Marks:

Country	Mark	App. #	App. Dt.	Reg. #	Reg. Dt	Status
Aruba	Harrah’s (Block)	15528	11/7/91	15528	12/9/91	Registered
Australia	Bally	A157,829	1/7/60	157829	1/7/60	Registered
Australia	Bally	A252,393	9/29/71	A252,393	9/29/71	Registered
Australia	Bally (Stylized Script)	A294,097	2/9/76	294,097	2/9/76	Registered
Australia	Flamingo	620,549	1/17/94	620,549	1/17/94	Registered
Australia	Flamingo (Design)	634,872	7/13/94	634,872	7/13/94	Registered
Australia	Harrah’s (Block)	443595	4/10/86	A443595	4/10/93	Registered
Australia	Harrah’s (Block)	444157	4/10/86	A444157	4/10/93	Registered
Australia	Harrah’s (Block)	1337317	12/17/09	1337317	12/17/09	Registered
Australia	Harrah’s (Design)	B288566	7/3/75	B288566	7/3/96	Registered
Australia	Harrah’s (Design)	288567	7/3/75	B288567	7/3/96	Registered
Australia	Harrah’s (Design)	A443596	4/10/86	A443596	4/10/93	Registered
Australia	Harrah’s (Design)	A444158	4/10/86	A444158	4/10/93	Registered
Australia	Harrah’s (New Swing)	1337320	12/17/09	1337320	12/17/09	Registered
Australia	Harrah’s (Orbit Design)	638979	8/29/94	638979	8/29/04	Registered
Australia	Harrah’s (Orbit Design)	638980	8/29/94	638980	8/29/04	Registered
Austria	Bally	AM 8320/99	12/22/99	187,667	3/31/00	Registered
Austria	Harrah’s (Block)	AM 4524	9/24/91	139124	11/29/91	Registered
Bahamas	Harrah’s (Block)	29878	10/12/06			Filed
Bahamas	Harrah’s (Block)	29877	10/12/06			Filed
Bahamas	Harrah’s (Block)	29870	10/12/06			Filed
Bahamas	Harrah’s (Block)	13430	6/6/89	13430	6/7/89	Registered
Bahamas	Harrah’s (Block)	13429	6/7/89	13429	6/7/89	Registered
Bahamas	Harrah’s (New Swing)	29881	10/12/06			Filed
Bahamas	Harrah’s (New Swing)	29880	10/12/06			Filed
Bahamas	Harrah’s (New Swing)	29879	10/12/06			Filed
Barbados	Harrah’s (Block)	NA	11/14/91	81/8361	1/4/99	Registered
Barbados	Harrah’s (Block)	NA	11/14/91	81/8362	1/4/99	Registered
Benelux	Bally (Stylized Script)	43,222	1/10/80	364,110	7/15/80	Registered
Benelux	Harrah’s (Block)	1118815	9/11/06	819485	6/7/07	Registered
Benelux	Harrah’s (Block)	771227	10/30/91	508175	8/1/92	Registered
Benelux	Harrah’s (New Swing)	1118638	9/7/06	826196	10/5/07	Registered
Bermuda	Harrah’s (Block)	21526	11/13/91	21526	11/13/91	Registered
Bermuda	Harrah’s (Block)	21527	11/13/91	21527	11/13/91	Registered
Bermuda	Harrah’s (Block)	25057	7/26/93	25057	7/26/00	Registered
Bermuda	Harrah’s (Block)	25056	7/26/93	25056	7/26/00	Registered
Brazil	Harrah’s (Block)	901098671	8/6/08			Filed
Brazil	Harrah’s (Block)	901098760	8/6/08			Filed
Brazil	Harrah’s (Block)	816916705	10/27/92	816916705	3/1/94	Registered
Brazil	Harrah’s (Block)	816916713	10/27/92	816916713	3/1/94	Registered
Brazil	Harrah’s (New Swing)	901098990	8/6/08			Filed

Country	Mark	App. #	App. Dt.	Reg. #	Reg. Dt	Status
Brazil	Harrah’s (New Swing)	901098957	8/6/08			Filed
Brazil	Harrah’s (Orbit Design)	819364738	8/16/96	819364738	3/9/99	Registered
Brazil	Harrah’s (Orbit Design)	819364720	8/16/96	819364720	3/9/99	Registered
Canada	Bally (Stylized Script)	252,903	9/12/59	125,612	3/2/62	Registered
Canada	Harrah’s (Block)	73/574830	12/17/86	339305	4/15/03	Registered
Canada	Harrah’s (Design)	715105	10/19/92	424752	3/4/94	Registered
Canada	Harrah’s (New Swing)	1402424	7/8/08	747802	9/16/09	Registered
Canada	Harrah’s (Orbit Design)	762996	8/31/94	473484	3/25/97	Registered
Canada	Showboat (Block)	73308500	7/16/93	519,431	11/16/99	Registered
Cayman Islands	Harrah’s (Block)	1272785	3/27/95	1272785	3/27/95	Registered
Cayman Islands	Harrah’s (Block)	1272784	3/27/95	1272784	3/27/95	Registered
China	Harrah’s (Block)	7755812	10/14/09	7755812	1/14/11	Registered
China	Harrah’s (Block)	7755813	10/14/09	7755813	2/21/11	Registered
China	Harrah’s (Block)	92005751	2/15/92	628320	1/30/03	Registered
China	Harrah’s (Block)	92005752	2/15/92	628214	1/30/03	Registered
China	Harrah’s (Block)	92005753	2/15/92	628416	1/30/03	Registered
China	Harrah’s (Design)	93051915	7/1/93	772230	11/21/94	Registered
China	Harrah’s (Design)	93051916	7/1/93	774939	12/28/04	Registered
China	Harrah’s (New Swing)	9001156	12/29/10			Filed
China	Harrah’s (New Swing)	4216072	8/11/04	4216072	1/21/08	Registered
China	Harrah’s (New Swing)	4216073	8/11/04	4216073	1/21/08	Registered
China	Harrah’s (New Swing)	9001157	12/29/10			Filed
Costa Rica	Harrah’s (Block)	2010-200	1/11/10			Filed
Costa Rica	Harrah’s (Block)	2010-201	1/11/10			Filed
Denmark	Bally (Stylized Script)	2910/80	7/3/80	1983 02136	7/15/93	Registered
Denmark	Harrah’s (Block)	6763/1991	9/20/91	04483/1992	5/22/02	Registered
Dominican Republic	Harrah’s (Block)	2006-109	1/2/06	154278	5/15/06	Registered
Dominican Republic	Harrah’s (New Swing)	2006-110	1/2/06	154518	5/31/06	Registered
Dominican Republic	Harrah’s Hotel and Casino (Block)	2010-1108	1/18/10	179791	4/5/10	Registered
Dominican Republic	Harrah’s Hotel and Casino (Block)	2010-1107	1/17/10	179985	4/15/10	Registered
Egypt	Flamingo	88984	11/15/93	88984	10/15/96	Registered
Egypt	Flamingo	88986	11/15/93	88986	5/18/99	Registered
Egypt	Flamingo	88988	11/15/93	88988	10/17/96	Registered
Egypt	Harrah’s (Block)	242598	3/4/10			Filed
Egypt	Harrah’s (Block)	242599	3/4/10			Filed
European Community	Rio (Block)	003446804	10/22/03	003446804	4/16/07	Registered
European Community	Rio (Stylized Script)	003446838	10/22/03	003446838	5/3/07	Registered
European Community	Harrah’s (Block)	18077	4/1/96	18077	4/1/96	Registered

Country	Mark	App. #	App. Dt.	Reg. #	Reg. Dt	Status
European Community	Harrah’s (Block)	3206125	5/22/03	3206125	12/21/04	Registered
European Community	Harrah’s (Block)	8471617	8/4/09	8471617	2/1/10	Registered
European Community	Harrah’s (Block)	002958791	11/18/02	2958791	2/11/04	Registered
European Community	Harrah’s (New Swing)	3206166	5/22/03	3206166	11/8/04	Registered
European Community	Harrah’s (Orbit Design)	18069	4/1/96	18069	4/1/96	Registered
European Community	Harrah’s (Orbit Design)	3163409	4/1/03	3163409	9/13/04	Registered
European Community	Harrah’s Hotel and Casino (Block)	8471591	8/4/09	8471591	12/30/10	Registered
European Community	Showboat (Block)	3677457	2/18/04	3677457	7/8/05	Registered
France	Bally (Stylized Script)	012,479	10/26/90	1,734,110	10/26/90	Registered
France	Bally (Stylized Script)	76,033	1/18/62	1,380,644	1/18/62	Registered
France	Harrah’s (Block)	315937	10/28/91	1730069	10/28/91	Registered
France	Showboat (Block)	94/528236	4/29/04	94528236	7/8/04	Registered
Germany	Bally (Stylized Script)	B 90 856/9WZ	9/22/90	1,184,362	3/24/92	Registered
Germany	Bally (Stylized Script)	733,554	4/13/59	733,554	2/8/60	Registered
Germany	Bally (Stylized Script)	B. 63790/41WZ	8/8/79	1,036,512	8/8/79	Registered
Germany	Harrah’s (Block)	30762635.0/41	9/25/07	30762635	2/1/08	Registered
Germany	Harrah’s (Block)	H 66 236/42	9/19/91	2 025 360	9/19/91	Registered
Germany	Harrah’s (Orbit Design)	303 16 063.2/43	3/26/03	303 16 063	12/12/03	Registered
Germany	Harrah’s (Orbit Design)	397 27 476.9	6/16/97	397 27 476	5/12/98	Registered
Greece	Flamingo (Design)	118,594	4/6/94	118,594	4/6/94	Registered
Greece	Flamingo (Stylized)	118,593	4/6/94	118,593	4/6/94	Registered
Greece	Harrah’s (Block)	106796	9/17/91	106796	9/17/91	Registered
Greece	Harrah’s (Design)	114201	5/17/93	114201	5/17/03	Registered
Guernsey	Harrah’s (Block)	NA	5/22/03	2332935	5/22/03	Registered
Guernsey	Harrah’s (New Swing)	NA	5/22/03	2332936	5/22/03	Registered
Hong Kong	Harrah’s (Block)	7237/91	9/28/91	1148/1995	9/28/91	Registered
Hong Kong	Harrah’s (Block)	7236/91	9/24/91	5577/1993	9/30/91	Registered
Hong Kong	Harrah’s (Block)	92 05960	3/2/92	2482/1994	3/2/92	Registered
Hong Kong	Harrah’s (Block)	92 05961	3/2/91	2483/1994	3/2/92	Registered
Hong Kong	Harrah’s (New Swing)	300714410AB	9/4/06	300714410AB	9/4/06	Registered
Hong Kong	Harrah’s (Series)	301493956	12/8/09	301493956	12/8/09	Registered
Hong Kong	Harrah’s (Series)	300714410AA	9/4/06	300714410AA	9/4/06	Registered
Hong Kong	Rio (Stylized Script)	300580789	2/14/06	300580789	2/14/06	Registered
Hong Kong	Rio (Stylized Script)	99 10355 & 99 10356	8/4/99	2003B00266AA	8/4/99	Registered
India	Harrah’s (Block)	1468350	7/10/06			Filed
India	Harrah’s (New Swing)	1468348	7/10/06			Filed
India	Horseshoe (Block)	2163899	6/22/11			Filed
India	Horseshoe (Block)	2163894	6/22/11			Filed
India	Horseshoe (Block)	2163900	6/22/11			Filed

Country	Mark	App. #	App. Dt.	Reg. #	Reg. Dt	Status
India	Horseshoe (Upright Horseshoe Design)	2163895	6/22/11			Filed
India	Horseshoe (Upright Horseshoe Design)	2163902	6/22/11			Filed
India	Horseshoe (Upright Horseshoe Design)	2163897	6/22/11			Filed
India	Horseshoe with Horseshoe Design	2163898	6/22/11			Filed
India	Horseshoe with Horseshoe Design	2163896	6/22/11			Filed
India	Horseshoe with Horseshoe Design	2163901	6/22/11			Filed
Ireland	Harrah’s (Block)	202658	10/9/96	202658	10/9/96	Registered
Ireland	Harrah’s (Block)	91/4861	9/24/91	145489	9/24/91	Registered
Ireland	Harrah’s (Block)	91/4862	9/24/91	145490	9/24/91	Registered
Ireland	Harrah’s (Orbit Design)	5405/96	10/9/96	202657	10/9/96	Registered
Israel	Harrah’s (New Swing)	226358	1/13/10	226358	3/6/11	Registered
Italy	Harrah’s (Block)	RM2001C005471	10/4/91	985986	10/4/91	Registered

Italy	Harrah’s (New Swing)	RM2006C003217	5/29/06			Filed

Italy	Harrah’s (Orbit Design)	RM98C006303	12/23/98	857867	12/23/98	Registered
Jamaica	Harrah’s (Block)	28/442	10/16/91	27644	10/16/91	Registered
Jamaica	Harrah’s (Block)	16/1494	10/16/91	25591	10/16/91	Registered
Japan	Harrah’s (Block)	2006-076145	8/15/06	5080299	9/28/07	Registered
Japan	Harrah’s (Block)	2002-75191	9/4/02	4659196	4/4/03	Registered
Japan	Harrah’s (Block)	108927/1992	4/28/92	3157503	5/31/96	Registered
Japan	Harrah’s (Block)	108928/1992	4/28/92	3157504	5/31/96	Registered
Japan	Harrah’s (Block)	56334/1994	6/9/94	3206421	10/31/96	Registered
Japan	Harrah’s (New Swing)	2006-076146	8/15/06	5080300	9/28/07	Registered
Japan	Harrah’s (Orbit Design)	105096/1996	9/19/96	4161642	7/3/98	Registered
Japan	Harrah’s (Orbit Design)	105097/1996	9/19/96	4161643	7/3/98	Registered
Japan	Harrah’s (Standard Characters)	2010-097625	12/16/10	5425469	7/15/11	Registered
Kenya	Bally	SMA/1219	10/28/97	SMA/1219	10/28/97	Registered
Macau	Harrah’s (Block)	N/44816	9/1/09	N/044816	8/2/10	Registered
Macau	Harrah’s (Block)	N018759	9/16/05	N018759	1/5/06	Registered
Macau	Harrah’s (Block)	N018760	9/16/05	N018760	1/5/06	Registered
Macau	Harrah’s (Block)	N/44817	9/1/09	N/044817	8/2/10	Registered
Macau	Harrah’s (New Swing)	N018762	9/16/05	N018762	1/5/06	Registered
Macau	Harrah’s (New Swing)	N018761	9/16/05	N018761	1/5/06	Registered
Macau	Horseshoe (Block)	N/30634	8/17/07	N/030634	2/25/08	Registered
Macau	Horseshoe (Block)	N/30635	8/17/07	N/030635	2/25/08	Registered
Macau	Horseshoe (Block)	N13178	3/5/04	N13178	7/7/04	Registered
Macau	Horseshoe (Block)	N13179	3/5/04	N13179	7/7/04	Registered
Malaysia	Harrah’s (Block)	MA/5896/91	9/24/91	91005896	9/24/91	Registered
Malaysia	Harrah’s (Block)	MA/5895/91	9/24/91	91005895	9/24/91	Registered
Malaysia	Harrah’s (Orbit Design)	MA/21722/97	12/1/97	97021722	2/4/08	Registered
Malaysia	Harrah’s (Orbit Design)	MA/19280/97	12/1/97	97019280	12/1/97	Registered

Country	Mark	App. #	App. Dt.	Reg. #	Reg. Dt	Status
Malaysia	Harrah’s (Orbit Design)	MA/21692/97	12/17/97	97/21692	12/17/97	Registered
Malaysia	Harrah’s (Series)	2010024362	12/20/10			Filed
Malaysia	Harrah’s (Series)	2010024350	12/20/10			Filed
Mexico	Bally’s	483538	5/3/01	721741	10/31/01	Registered
Mexico	Bally’s	483537	5/3/01	711695	5/3/01	Registered
Mexico	Bally’s (Stylized)	1048186	11/18/09	1196411	1/13/11	Registered
Mexico	Bally’s (Stylized) (Color)	677282	9/15/04	1196459	1/13/11	Registered
Mexico	Harrah’s (Block)	104289	1/7/91	404012	1/7/91	Registered
Mexico	Harrah’s (Block)	224496	2/14/95	496153	2/14/95	Registered
Mexico	Harrah’s (Design)	182253	11/4/93	457184	11/4/93	Registered
Mexico	Harrah’s (New swing)	0627855	11/4/03	855412	11/4/03	Registered
Mexico	Harrah’s (New Swing)	0627854	11/4/03	858126	11/4/03	Registered
Mexico	Harrah’s (Orbit Design)	212374	9/19/94	483791	9/19/94	Registered
Mexico	Harrah’s (Orbit Design)	212375	9/19/94	500093	9/19/94	Registered
Mexico	Rio (Stylized Script)	396371	10/25/99	637690	10/25/99	Registered
Monaco	Harrah’s (Design)	10459	7/11/85	R.95.16319	7/11/95	Registered
Morocco	Harrah’s (Block)	47.612	11/13/91	47.612	11/13/91	Registered
Morocco	Harrah’s (Block)	138248	6/3/11			Filed
New Zealand	Rio (Block)	703668	10/29/03	703668	10/29/03	Registered
New Zealand	Rio (Stylized Script)	703669	10/29/03	703669	10/29/03	Registered
New Zealand	Harrah’s (Block)	212329	8/21/91	212329	8/21/91	Registered
New Zealand	Harrah’s (Block)	212330	8/21/91	212330	8/21/91	Registered
New Zealand	Harrah’s (Orbit Design)	240420	8/29/94	240420	8/29/94	Registered
New Zealand	Harrah’s (Orbit Design)	240421	8/29/94	240421	8/29/94	Registered
Panama	Harrah’s (Block)	147162	11/30/05	147162	11/30/05	Registered
Panama	Harrah’s (New Swing)	147160	11/30/05	147106	11/30/05	Registered
Papua New Guinea	Harrah’s (Block)	57156	2/17/92	A 57156	2/17/92	Registered
Papua New Guinea	Harrah’s (Block)	57157	2/17/92	A57157	2/17/92	Registered
Peru	Harrah’s (Block)	259299	11/2/05	40679	2/8/06	Registered
Peru	Harrah’s (New Swing)	259300	11/2/05	40680	2/8/06	Registered
Peru	Harrah’s (New Swing)	408387	12/18/09	61406	4/16/10	Registered
Peru	Harrah’s Hotel and Casino (Block)	408386	12/18/09	62200	6/11/10	Registered
Philippines	Harrah’s (Block)	108954	6/14/96	4-1996-111316	3/26/01	Registered
Philippines	Harrah’s (Block)	4-2009-500630	9/4/09	4-2009-500630	1/21/10	Registered
Philippines	Harrah’s (Block)	4-2006-002475	3/3/06	4-2006-002475	3/26/07	Registered
Philippines	Harrah’s (Block)	108955	6/14/96	4-1996-111317	7/23/01	Registered
Philippines	Harrah’s (New Swing)	4-2006-009851	9/5/06	4-2006-009851	10/29/07	Registered
Portugal	Harrah’s (Block)	369.529	1/23/03	369.529	10/3/03	Registered
Portugal	Harrah’s (Block)	277.464	11/11/91	277.464	8/4/93	Registered
Portugal	Harrah’s (Block)	277.463	11/11/91	277.463	8/4/93	Registered
Puerto Rico	Harrah’s (Block)	7484	3/21/90	7484	3/21/03	Registered
Puerto Rico	Harrah’s (Block)	32010	10/30/92	32010	10/30/02	Registered

Country	Mark	App. #	App. Dt.	Reg. #	Reg. Dt	Status
Puerto Rico	Harrah’s (Block)	32002	10/30/92	32002	10/30/02	Registered
Puerto Rico	Harrah’s (Design)	7483	9/11/04	7483	9/11/04	Registered
Puerto Rico	Harrah’s (Design)	7485	3/21/90	7485	9/18/04	Registered
Puerto Rico	Harrah’s (Modern)		4/25/11			Filed
Puerto Rico	Harrah’s (New Swing)	71839	1/19/07	71839	1/19/07	Registered
Russia	Harrah’s (Block)	2006717384	6/26/06	327984	6/15/07	Registered
Russia	Harrah’s (New Swing)	2006717383	6/26/06	327983	6/15/07	Registered
Russia	Harrah’s (New Swing) (Color)	2010739858	12/10/10			Filed
Singapore	Harrah’s (Block)	T06/18383G	9/4/06	T06/18383G	9/4/06	Registered
Singapore	Harrah’s (Block)	T06/18370E	9/4/06	T06/18370E	9/4/06	Registered
Singapore	Harrah’s (Block)	S/8866/91	9/26/91	8866/91	9/27/91	Registered
Singapore	Harrah’s (Block)	S/8865/91	9/27/91	S/8865/91	9/27/91	Registered
Singapore	Harrah’s (New Swing)	T06/18384E	9/4/06	T06/18384E	9/4/06	Registered
Singapore	Harrah’s (New Swing)	T06/18385C	9/4/06	T06/18385C	9/4/06	Registered
Singapore	Harrah’s (Orbit Design)	S/1435/95	2/17/95	T95/01435A	2/17/95	Registered
Singapore	Harrah’s (Orbit Design)	S/1436/95	2/17/95	T95/01436	2/17/95	Registered
Slovenia	Harrah’s (Block)	Z-200671094	7/7/06	200671094	7/7/06	Registered
Slovenia	Harrah’s (New Swing)	Z-200671095	7/7/06	200671095	7/7/06	Registered
South Africa	Bally	97/11631	8/4/97	97/11631	5/8/02	Registered
South Africa	Bally	95/09582	7/27/95	95/09582	7/27/95	Registered
South Africa	Bally	95/09580	7/25/95	95/09580	7/27/99	Registered
South Africa	Bally	95/09581	7/25/95	95/09581	7/25/95	Registered
South Africa	Harrah’s (Block)	91/7846	9/19/91	91/7846	9/19/91	Registered
South Africa	Harrah’s (Block)	2010/00049	1/4/10			Filed
South Africa	Harrah’s (Block)	2010/00050	1/4/10			Filed
South Africa	Harrah’s (Block)	91/7847	9/19/91	91/7847	9/19/91	Registered
South Africa	Harrah’s (New Swing)	2007/18503	8/17/07	2007/18503	4/15/10	Registered
South Africa	Harrah’s (New Swing)	2007/18502	8/17/07	2007/18502	4/15/10	Registered
South Korea	Harrah’s (Block)	41-2011-0000686	1/10/11			Filed
South Korea	Harrah’s (Block)	91-4221	9/24/91	19144	2/15/03	Registered
South Korea	Harrah’s (New Swing)	41-2006- 000027555	11/7/06	41-0159024	1/4/08	Registered
South Korea	Harrah’s (New Swing)	41-2006- 000027556	11/7/06	41-0157596	12/7/07	Registered
South Korea	Harrah’s (Orbit Design)	9512307	12/20/95	38504	10/14/97	Registered
South Korea	Harrah’s (Orbit Design)	95-12308	12/20/95	42528	6/10/98	Registered
Spain	Harrah’s (Block)	2720029(9)	6/29/06	2720029	6/11/07	Registered

Country	Mark	App. #	App. Dt.	Reg. #	Reg. Dt	Status
Spain	Harrah’s (Block)	2431583	10/18/01	2431583	10/18/01	Registered
Spain	Harrah’s (Block)	2431584	10/18/01	2431584	10/18/01	Registered
Spain	Harrah’s (New Swing)	2720036(1)	6/29/06	2720036	6/11/07	Registered
Sweden	Bally (Stylized Script)	813789	7/17/81	198465	11/1/85	Registered
Switzerland	Harrah’s (Design)	6884/93.1	4/29/93	411.516	4/29/03	Registered
Switzerland	Harrah’s (New Swing)	64110/2010	12/23/10			Filed
Switzerland	Harrah’s (Orbit Design)	10.357/1997	12/24/97	452191	12/24/97	Registered
Taiwan	Bally	209,533	4/15/83	209,533	4/15/83	Registered
Taiwan	Bally (Stylized Script)	458393	4/16/89	458393	4/16/89	Registered
Taiwan	Harrah’s (Block)	099041868	8/25/10			Filed
Taiwan	Harrah’s (Block)	(95)45162	9/5/06	1296590	1/1/08	Registered
Taiwan	Harrah’s (Block)	(95)45163	9/5/06	1276158	8/16/07	Registered
Taiwan	Harrah’s (Block)	80-044284	9/30/91	57002	5/1/92	Registered
Taiwan	Harrah’s (Block)	80-044283	9/30/91	57808	7/1/02	Registered
Taiwan	Harrah’s (Design)	83-007940	2/24/94	71630	8/1/94	Registered
Taiwan	Harrah’s (New Swing)	(95) 45164	9/5/06	1296591	1/1/08	Registered
Taiwan	Harrah’s (New Swing)	(95)45165	9/5/06	1276159	8/16/07	Registered
Taiwan	Harrah’s (Orbit Design)	85-017830	4/19/96	88729	2/16/97	Registered
Taiwan	Harrah’s (Orbit Design)	85-017829	4/19/96	93863	9/1/97	Registered
Thailand	Harrah’s (Block)	469765	12/20/01	158207	12/20/01	Registered
Thailand	Harrah’s (Block)	475160	12/20/91	160214	12/20/91	Registered
Thailand	Harrah’s (Block)	235615	10/15/92	SM5424	10/15/92	Registered
Thailand	Harrah’s (Block)	235616	10/15/92	SM1004	10/15/92	Registered
Thailand	Harrah’s (New Swing)	745477	10/1/09			Filed
Thailand	Harrah’s (New Swing)	745478	10/1/09			Filed
United Kingdom	Bally	790214	4/28/59	790214	4/28/59	Registered
United Kingdom	Bally (Logo)	1149993	3/5/81	1149993	3/5/81	Registered
United Kingdom	Bally (Stylized Script)	1441061	5/29/90	1441061	5/29/90	Registered
United Kingdom	Bally (Stylized Script)	2235216	6/7/00	2235216	6/7/00	Registered
United Kingdom	Bally’s	2235121	6/7/00	2235121	6/7/00	Registered
United Kingdom	Harrah’s (Block)	1272784	10/1/86	1272784	10/1/86	Registered
United Kingdom	Harrah’s (Block)	2524880	8/28/09	2524880	8/28/09	Registered
United Kingdom	Harrah’s (Block)	2430748	8/23/06	2430748	8/23/06	Registered
United Kingdom	Harrah’s (Block)	2332935	5/22/03	2332935	5/22/03	Registered
United Kingdom	Harrah’s (Block)	1272785	10/1/86	1272785	10/1/86	Registered
United Kingdom	Harrah’s (Block)	1242845	5/29/85	1242845	5/29/85	Registered
United Kingdom	Harrah’s (New Swing)	2524824	8/28/09	2524824	8/28/09	Registered

Country	Mark	App. #	App. Dt.	Reg. #	Reg. Dt	Status
United Kingdom	Harrah’s (New Swing)	2430999	8/23/06	2430999	8/23/06	Registered
United Kingdom	Harrah’s (New Swing)	2332936	5/22/03	2332936	5/22/03	Registered
United Kingdom	Harrah’s (Orbit Design)	1583209	8/24/94	1583209	8/24/94	Registered
United States	B (Block)	75/090602	4/18/96	2164444	6/9/98	Registered
United States	Bally	73/687446	10/2/87	1552562	8/22/89	Registered
United States	Bally	74/155686	4/9/91	1909427	8/1/95	Registered
United States	Bally (Stylized Script)	74/063579	5/29/90	1646697	6/4/91	Registered
United States	Bally’s	73/666811	6/12/87	1515843	12/6/88	Registered
United States	Bally’s	73/809446	6/27/89	1581959	2/6/90	Registered
United States	Bally’s	74/538625	6/16/94	1955699	2/13/96	Registered
United States	Bally’s (Stylized)	74/711619	8/7/95	2048291	3/25/97	Registered
United States	Bill’s (Block)	77/663532	2/4/08	3651118	7/7/09	Registered
United States	Bill’s (Block)	73/746130	8/15/88	1530198	3/14/89	Registered
United States	Bill’s Gamblin’ Hall & Saloon (Design)	77/074520	1/2/07	3316023	10/23/07	Registered
United States	Flamingo	74/636612	2/21/95	1948975	1/16/96	Registered
United States	Flamingo (Stylized)	76/229989	3/22/01	2517266	12/11/01	Registered
United States	Flamingo (Stylized)	76/229990	3/22/01	2517267	12/11/01	Registered
United States	Flamingo Bird Design (Only)	75/769538	8/6/99	2350265	5/16/00	Registered
United States	Flamingo Las Vegas	76/006767	3/22/00	2514373	12/4/01	Registered
United States	Flamingo Las Vegas	76/006766	3/22/00	2516588	12/11/01	Registered
United States	Grand Casino	76/326837	10/16/01	2666019	12/24/02	Registered
United States	H (H in Horseshoe Design)	75/295680	5/21/97	2141139	3/3/98	Registered
United States	Harrah’s (Block)	73/310979	5/18/81	1237716	5/10/83	Registered
United States	Harrah’s (Block)	73/101437	9/29/76	1067887	6/16/77	Registered
United States	Harrah’s (Block)	78/971741	9/11/06	3268351	7/24/07	Registered
United States	Harrah’s (Block)	77/063135	12/13/06	3285300	8/28/07	Registered

Country	Mark	App. #	App. Dt.	Reg. #	Reg. Dt	Status
United States	Harrah’s (Block)	74/257775	3/23/92	1831759	4/19/94	Registered
United States	Harrah’s (Modem)	85/318483	5/11/11			Filed
United States	Harrah’s (New Swing)	78/249083	5/13/03	2843123	5/18/04	Registered
United States	Harrah’s (Orbit Design - Lined for Color)	74/615040	12/27/94	1937292	11/21/95	Registered
United States	Harrah’s (Orbit Design)	74/514836	4/21/94	1957088	2/20/96	Registered
United States	Harrah’s (Orbit Design)	74/514951	4/21/94	1946083	1/2/96	Registered
United States	Harrah’s Casino (Block)	75/356576	9/15/97	2176952	7/28/98	Registered
United States	Harrah’s Design	73/419756	4/1/83	1295055	9/11/84	Registered
United States	Harrah’s Design	73/419468	4/1/83	1297101	9/18/84	Registered
United States	Harveys (Block)	74/483631	1/28/94	2026250	12/31/96	Registered
United States	Harveys (Design)	74/483632	1/28/94	2038045	2/18/97	Registered
United States	Harveys (Stylized)	78/821394	2/23/06	3154177	10/10/06	Registered
United States	Horseshoe (Block)	74/430595	8/31/93	1839688	6/14/94	Registered
United States	Horseshoe (Block)	74/431062	8/31/93	1839764	6/14/94	Registered
United States	Horseshoe (Block)	75/736249	6/23/99	2370824	7/25/00	Registered
United States	Horseshoe (Upright Horseshoe Design)	76/160719	11/7/00	2567003	5/7/02	Registered
United States	Horseshoe with Horseshoe Design	77/657333	1/27/09	3651098	7/7/09	Registered
United States	Rio (Block)	74/442024	9/29/93	1845968	7/19/94	Registered
United States	Rio (Block)	74/442025	9/29/93	1997791	9/3/96	Registered
United States	Rio (Sign Design)	74/442012	9/29/93	1908880	8/1/95	Registered
United States	Rio (Sign Design)	74/442018	9/29/93	1984925	7/9/96	Registered
United States	Rio (Stylized Script)	74/442020	9/29/93	1997790	9/3/96	Registered
United States	Rio (Stylized Script)	74/442021	9/29/93	1845967	7/19/94	Registered
United States	Rio All-Suite Hotel & Casino Las Vegas	75/732713	6/21/99	2739407	7/22/03	Registered
United States	Rio All-Suite Hotel & Casino Las Vegas	75/732712	6/21/99	2739406	7/22/03	Registered
United States	Rio Las Vegas (Block)	74/442017	9/29/93	2053740	4/22/97	Registered
United States	Rio Las Vegas (Block)	74/442016	9/29/93	2207791	12/8/98	Registered

Country	Mark	App. #	App. Dt.	Reg. #	Reg. Dt	Status
United States	Rio Las Vegas (Stylized Script)	74/442022	9/29/93	2221028	2/2/99	Registered
United States	Rio Las Vegas (Stylized Script)	74/442019	9/29/93	2207792	12/8/98	Registered
United States	Showboat (Block)	73/098380	8/31/76	1078615	11/29/77	Registered
United States	Showboat (Marquee)	77/267578	8/29/07	3408900	4/8/08	Registered
United States	Showboat (Script)	74/104648	10/10/90	1666140	11/26/91	Registered
Uruguay	Harrah’s (Block)	363375	6/22/05	363375	3/31/06	Registered
Venezuela	Harrah’s (Block)	24148-2005	10/31/05	S033981	2/21/07	Registered
Venezuela	Harrah’s (Block)	1774-2010	2/8/10	S047499	3/25/11	Registered
Venezuela	Harrah’s (New Swing)	24149	10/31/05			Filed
Viet Nam	Harrah’s (Block)	4200616438	9/29/06	95126	1/23/08	Registered
Viet Nam	Harrah’s (New Swing)	4200616439	9/29/06	95127	1/23/08	Registered
Viet Nam	Harrah’s (Orbit Design)	N-0071/95	1/9/95	17774	1/9/95	Registered
Virgin Islands (American)	Harrah’s (Block)	NA	8/31/92	6489	6/14/97	Registered
Virgin Islands (British)	Harrah’s (Block)	NA	5/29/92	1247	5/29/92	Registered
Virgin Islands (British)	Harrah’s (New Swing)			2209	10/3/06	Registered

Country	Mark	App. #	App. Dt.	Reg. #	Reg. Dt	Status
Bahamas	Total Rewards (Block)	29751	9/4/06			Filed
Bahamas	Total Rewards (Block)	29752	9/4/06			Filed
Bahamas	Total Rewards (Block)	29753	9/4/06			Filed
Benelux	Total Rewards (Block)	1118813	9/11/06	819484	6/7/07	Registered
Canada	Seven Stars (Block)	1407580	8/18/08	TMA759140	2/10/10	Registered
Canada	Total Rewards (Block)	1166596	2/5/03	619647	9/15/04	Registered
European Community	Total Rewards (Block)	3270394	7/9/03	3270394	11/19/04	Registered
European Community	Total Rewards (logo)	8366783	6/16/09	8366783	1/1/10	Registered
Guernsey	Total Rewards (Block)	NA	11/29/01	2286987	11/29/01	Registered
Guernsey	Total Rewards (Block)	NA	7/9/04	2337226	7/9/04	Registered
India	Total Rewards (Block)	2142269	5/10/11			Filed
Macau	Total Rewards (Block)	N/44818	9/1/09	N/044818	1/25/10	Registered
Macau	Total Rewards (Block)	N/44819	9/1/09	N/044819	2/8/10	Registered
Mexico	Total Rewards (Block)	583896	1/16/03	783126	1/16/03	Registered
Mexico	Total Rewards (Block)	583899	1/16/03	783127	1/16/03	Registered
Mexico	Total Rewards (Block)	583895	1/16/03	781264	1/16/03	Registered
Singapore	Total Rewards (Block)	T06/18386A	9/4/06	T06/18386A	9/4/06	Registered
Singapore	Total Rewards (Block)	T06/18387Z	9/4/06	T06/18387Z	9/4/06	Registered
Slovenia	Total Rewards (Block)	Z-200671371	8/29/06	200671371	8/29/06	Registered

Spain	Total Rewards (Block)	27284085	8/30/06	2728408	2/23/07	Registered
Spain	Total Rewards (Block)	2775478	6/1/07	2775478	12/10/07	Registered
United Kingdom	Total Rewards (Block)	2286987	11/29/01	2286987	11/29/01	Registered
United Kingdom	Total Rewards (Block)	2337226	7/9/03	2337226	7/9/03	Registered
United Kingdom	Total Rewards (Block)	2577753	4/7/11			Filed
United Kingdom	Total Rewards (logo)	2518529	6/16/09	2518529	6/16/09	Registered
United States	Reward Credits	76/505451	3/31/03	2847337	6/1/04	Registered
United States	Seven Stars (Block)	78/389437	3/23/04	2951635	5/17/05	Registered
United States	Seven Stars (Block)	77/063406	12/13/06	3293190	9/18/07	Registered
United States	Seven Stars (Design)	77/063431	12/13/06	3293192	9/18/07	Registered
United States	Total Rewards (Block)	78/225661	3/14/03	2830063	4/6/04	Registered

EXHIBIT B

Domain and Sub Domain Names

Category A

Domain	Designated Licensor
caesarscasino.com	CWI
caesarspalacecasino.com	CWI
casino.caesars.com	CWI
casino.caesarspalace.com	CWI
casino.harrahs.com	CLC

Category B

Domain	Designated Licensor
bingo.harrahs.com	CLC
bingoflamingo.com	CLC
caesarsonline.com	CLC
harrahonlinepoker.com	CLC
harrahsbingo.com	CLC
harrahscasino.co.uk	CLC
harrahsinteractive.com	CLC
harrahsonline.co.uk	CLC
harrahsonline.com	CLC
harrahsonlinepoker.com	CLC
pinkflamingobingo.com	CLC
poker.harrahs.com	CLC
caesarspromos.com	CWI
bingo.caesars.com	CWI
bingo.caesarspalace.com	CWI
caesarpalacecasinoonline.com	CWI
caesarsbingo.co.uk	CWI
caesarsbingo.com	CWI
caesarsbingo.it	CWI
caesarscasino.co.uk	CWI
caesarscasino.it	CWI

Domain	Designated Licensor
Caesarsinteractive.biz	CWI
Caesarsinteractive.com	CWI
Caesarsinteractive.eu	CWI
Caesarsinteractive.info	CWI
Caesarsinteractive.me	CWI
Caesarsinteractive.mobi	CWI
Caesarsinteractive.net	CWI
Caesarsinteractive.org	CWI
Caesarsinteractive.tv	CWI
Caesarsinteractive.us	CWI
Caesarsinteractive.us.com	CWI
Caesarsinteractiveentertainment.biz	CWI
Caesarsinteractiveentertainment.com	CWI
Caesarsinteractiveentertainment.eu	CWI
Caesarsinteractiveentertainment.info	CWI
Caesarsinteractiveentertainment.me	CWI
Caesarsinteractiveentertainment.mobi	CWI
Caesarsinteractiveentertainment.net	CWI
Caesarsinteractiveentertainment.org	CWI
Caesarsinteractiveentertainment.tv	CWI
Caesarsinteractiveentertainment.us	CWI
Caesarsinteractiveentertainment.us.com	CWI
caesarsoffer.co.uk	CWI
Caesarsoffer.com	CWI
caesarsoffers.co.uk	CWI
caesarsoffers.com	CWI
caesarsonlinecasino.com	CWI
caesarsonlinegaming.com	CWI
caesarspalace.it	CWI
Caesarspalacebingo.com	CWI
caesarspalaceonlinecasino.com	CWI
Caesarspalacepoker.com	CWI
caesarspalaceuk.com	CWI
caesarspoker.com	CWI
caesarspoker.it	CWI
caesarspromo.co.uk	CWI
Caesarspromo.com	CWI
caesarspromos.co.uk	CWI
caesarsspecial.co.uk	CWI

Domain	Designated Licensor
Caesarsspecial.com	CWI
caesarsspecials.co.uk	CWI
caesarsspecials.com	CWI
ceasarsonlinegaming.com	CWI
harrahsbingo.net	CWI
playczr.com	CWI
poker.caesars.com	CWI
poker.caesarspalace.com	CWI

Category C

Domain	Designated Licensor
Casinos.com	CLC

Category D:

Domain	Designated Licensor
harrahpoker.com	CLC
harrahs-poker.com	CLC
acesarbingo.com	CWI
acesarcasino.com	CWI
acesarpoker.com	CWI
aesarbingo.com	CWI
aesarcasino.com	CWI
aesarpoker.com	CWI
bingocaesar.biz	CWI
bingocaesar.co.uk	CWI
bingocaesar.com	CWI
bingocaesar.info	CWI
bingocaesar.net	CWI
bingocaesar.org	CWI
caaesarbingo.com	CWI
caaesarcasino.com	CWI
caaesarpoker.com	CWI
caasarbingo.com	CWI
caasarcasino.com	CWI
caasarpoker.com	CWI

Domain	Designated Licensor
caearbingo.com	CWI
caearcasino.com	CWI
caearpoker.com	CWI
caeasrbingo.com	CWI
caeasrcasino.com	CWI
caeasrpoker.com	CWI
caeesarbingo.com	CWI
caeesarcasino.com	CWI
caeesarpoker.com	CWI
caesaarbingo.com	CWI
caesaarcasino.com	CWI
caesaarpoker.com	CWI
caesabingo.com	CWI
caesacasino.com	CWI
caesapoker.com	CWI
caesarbingo.biz	CWI
caesarbingo.co.uk	CWI
caesarbingo.com	CWI
caesarbingo.info	CWI
caesarbingo.net	CWI
caesarbingo.org	CWI
caesarcasino.biz	CWI
caesarcasino.co.uk	CWI
caesarcasino.info	CWI
caesarcasno.com	CWI
caesarcazino.com	CWI
caesaronline.com	CWI
caesarpoker.biz	CWI
caesarpoker.co.uk	CWI
caesarpoker.com	CWI
caesarpoker.info	CWI
caesarpoker.org	CWI
caesarrbingo.com	CWI
caesarrcasino.com	CWI
caesarrpoker.com	CWI
caeserbingo.com	CWI
caesercasino.com	CWI
caeserpoker.com	CWI
caesorbingo.com	CWI

Domain	Designated Licensor
caesorcasino.com	CWI
caesorpoker.com	CWI
caesrabingo.com	CWI
caesracasino.com	CWI
caesrapoker.com	CWI
caesrbingo.com	CWI
caesrcasino.com	CWI
caesrpoker.com	CWI
caessarbingo.com	CWI
caessarcasino.com	CWI
caessarpoker.com	CWI
caesurbingo.com	CWI
caesurcasino.com	CWI
caesurpoker.com	CWI
caisarbingo.com	CWI
caisarcasino.com	CWI
caisarpoker.com	CWI
casarbingo.com	CWI
casarcasino.com	CWI
casarpoker.com	CWI
casearbingo.com	CWI
casearcasino.com	CWI
casearpoker.com	CWI
caserbingo.com	CWI
casercasino.com	CWI
caserpoker.com	CWI
casinocaesar.biz	CWI
casinocaesar.co.uk	CWI
casinocaesar.info	CWI
casinocaesar.net	CWI
casinocaesar.org	CWI
ccaesarbingo.com	CWI
ccaesarcasino.com	CWI
ccaesarpoker.com	CWI
ceasarbingo.com	CWI
ceasarcasino.co.uk	CWI
ceasarsbingo.co.uk	CWI
ceasarsbingo.com	CWI
ceasarsbingo.com	CWI

Domain	Designated Licensor
ceasarscasino.co.uk	CWI
ceasarscasino.com	CWI
ceasarsonline.com	CWI
ceasarsplacecasino.com	CWI
ceaserspalacecasino.com	CWI
ceesarbingo.com	CWI
ceesarcasino.com	CWI
ceesarpoker.com	CWI
cesarbingo.com	CWI
cesarcasino.co.uk	CWI
cesarsbingo.co.uk	CWI
cesarsbingo.co.uk	CWI
cesarsbingo.com	CWI
cesarscasino.co.uk	CWI
cesarscasino.com	CWI
cezarbingo.com	CWI
cezarcasino.co.uk	CWI
cezarcasino.com	CWI
cezarpoker.com	CWI
cezarsbingo.co.uk	CWI
cezarsbingo.co.uk	CWI
cezarsbingo.com	CWI
cezarscasino.co.uk	CWI
cezarscasino.com	CWI
coesarbingo.com	CWI
coesarcasino.com	CWI
coesarpoker.com	CWI
cuesarbingo.com	CWI
cuesarcasino.com	CWI
cuesarpoker.com	CWI
pokercaesar.biz	CWI
pokercaesar.co.uk	CWI
pokercaesar.info	CWI
pokercaesar.org	CWI
sesarbingo.com	CWI
sesarpoker.com	CWI
wcaesarbingo.com	CWI
wcaesarcasino.com	CWI
wcaesarpoker.com	CWI

Domain	Designated Licensor
wwcaesarbingo.com	CWI
wwcaesarcasino.com	CWI
wwcaesarpoker.com	CWI
wwwcaesarbingo.com	CWI
wwwcaesarcasino.com	CWI
wwwcaesarpoker.com	CWI

EXHIBIT C

CIE Marks

Country	Mark	Appt. #	App Dat	Reg. No.	Reg. Date	Status
Argentina	World Series of Poker (Block)	2986750	3/17/10			Pending
Argentina	World Series of Poker (Chip Design)	2986752	3/17/10			Pending
Argentina	WSOP (Block)	2986751	3/17/10			Pending
Aruba	World Series of Poker (Block)	IM-091218.14	12/18/09	28458	3/3/10	Registered
Aruba	World Series of Poker (Chip Design)	IM-091218.16	12/18/09	28460	3/3/10	Registered
Aruba	WSOP (Block)	IM-091218.15	12/18/09	28459	3/3/10	Registered
Australia	Playtika (Block)	1425254	5/16/11			Pending
Australia	Save An Alien (Block)	1425259	5/16/11			Pending
Australia	Slotomania (Block)	1425255	5/16/11			Pending
Australia	World Series of Poker (Block)	1038668	1/21/05	1038668	1/21/05	Registered
Australia	World Series of Poker (Chip Design)	1337318	12/17/09	1337318	12/17/09	Registered
Australia	WSOP (Block)	1038667	1/21/05	1038667	1/21/05	Registered
Austria	World Series of Poker (Block)	AM 2870/2010	5/11/10			Pending
Bahamas	World Series of Poker (Block)	29537	6/21/06			Pending
Bahamas	World Series of Poker (Block)	29538	6/21/06			Pending
Bahamas	World Series of Poker (Block)	29539	6/21/06			Pending
Bahamas	World Series of Poker (Block)	29540	6/21/06			Pending
Bahamas	World Series of Poker (Chip Design)	29545	6/21/06			Pending
Bahamas	World Series of Poker (Chip Design)	29546	6/21/06			Pending
Bahamas	World Series of Poker (Chip Design)	29547	6/21/06			Pending
Bahamas	World Series of Poker (Chip Design)	29548	6/21/06			Pending
Bahamas	WSOP (Block)	29541	6/21/06			Pending
Bahamas	WSOP (Block)	29542	6/21/06			Pending
Bahamas	WSOP (Block)	29543	6/21/06			Pending
Bahamas	WSOP (Block)	29544	6/21/06			Pending
Benelux	World Series of Poker (Block)	1089557	11/7/05	776389	11/10/05	Registered
Benelux	World Series of Poker (Block)	1117040	8/11/06	0806707	11/7/06	Registered
Benelux	World Series of Poker (Chip Design)	1117038	8/11/06	0806938	11/7/06	Registered
Benelux	WSOP (Block)	1117039	8/11/06	0806888	11/7/06	Registered
Brazil	World Series of Poker (Block)	828342040	5/9/06			Pending
Brazil	World Series of Poker (Block)	828342059	5/9/06			Pending
Brazil	World Series of Poker (Chip Design)	828342024	5/9/06	828342024	5/27/08	Registered

Country	Mark	Appt. #	App Dat	Reg. No.	Reg. Date	Status
Brazil	World Series of Poker (Chip Design)	828342032	5/9/06			Pending
Brazil	WSOP (Block)	828342067	5/9/06	828342067	5/27/08	Registered
Brazil	WSOP (Block)	828342075	5/9/06	828342075	5/6/08	Registered
Canada	Playtika (Block)	1527700	5/12/11			Pending
Canada	Save An Alien (Block)	1527705	5/12/11			Pending
Canada	Slotomania (Block)	1527704	5/12/11			Pending
Canada	World Series of Poker (Block)	1248686	2/28/05	697469	9/27/07	Registered
Canada	World Series of Poker (Block)	1304816	6/8/06	697226	10/25/07	Registered
Canada	World Series of Poker (Block)	1428440	2/20/09	TMA796,924	5/9/11	Registered
Canada	World Series of Poker (Chip Design - Color)	1362413	9/5/07	1362413	11/24/08	Registered
Canada	World Series of Poker (Chip Design - Color)	1362506	9/5/07	1362506	11/24/08	Registered
Canada	World Series of Poker (Chip Design)	1304814	6/8/06	698422	10/12/07	Registered
Canada	WSOP (Block)	1248687	2/28/05	683180	3/7/07	Registered
Canada	WSOP (Block)	1304817	6/8/06	697227	9/25/07	Registered
Canada	WSOP (Block)	1428435	2/19/09			Pending
Chile	WSOP (Block)	778215	6/22/07	807.507	2/1/08	Registered
Chile	WSOP (Block)	778218	6/22/07	818.825	6/6/08	Registered
China	China Series of Poker (Block)		8/19/11			Pending
China	Chinese Series of Poker (Block)		8/19/11			Pending
China	Chip Design with Suits		5/25/11			Pending
China	World Series of Poker (Block)	4552325	3/21/05	4552325	10/7/08	Registered
China	World Series of Poker (Block)	4552322	3/21/05	4552322	2/7/10	Registered
China	World Series of Poker (Block)	9529629	5/30/11			Pending
China	World Series of Poker (Chip Design)	5443915	6/26/06			Pending
China	WSOP (Block)	4552327	3/21/05	4552327	10/7/08	Registered
China	WSOP (Block)	4552326	3/21/05	4552326	1/7/09	Registered
China	WSOP (Block)	9529345	5/30/11			Pending
China	WSOP (Logo)	9129972	2/18/11			Pending
China	WSOP (Logo)	9129971	2/18/11			Pending
Costa Rica	World Series of Poker (Chip Design)	2009-948	2/5/09	192665	7/17/09	Registered
Costa Rica	World Series of Poker (Chip Design)	2009-949	2/5/09	192666	7/17/09	Registered
Costa Rica	WSOP (Block)	2005-550	1/25/05	154.174	9/23/05	Registered
Costa Rica	WSOP (Block)	2005-551	1/25/05	158.512	5/18/06	Registered
Costa Rica	WSOP (Logo)	2010-011595	12/14/10			Pending
Costa Rica	WSOP (Logo)	2010-011596	12/14/10			Pending
Croatia	World Series of Poker Europe (Chip Design)	Z20071517A	8/9/07	Z20071517	8/19/08	Registered
Croatia	WSOPE	Z20071518A	8/9/07	Z20071518	7/8/08	Registered

Country	Mark	Appt. #	App Dat	Reg. No.	Reg. Date	Status
Czech Republic	World Series of Poker (Chip Design)	483113	2/9/11	319698	8/3/11	Registered
Denmark	World Series of Poker (Block)	VA 2010 01213	4/19/10	VR 2011 00525	2/22/11	Registered
Dominican Republic	World Series of Poker (Block)	2006-122	1/2/06	154279	5/15/06	Registered
Dominican Republic	World Series of Poker (Chip Design)	2006-121	1/2/06	154072	5/15/06	Registered
Dominican Republic	World Series of Poker (Stacked)	2010-1105	1/18/10	179807	4/5/10	Registered
Dominican Republic	WSOP (Block)	2006-123	1/2/06	153888	4/29/06	Registered
Dominican Republic	WSOP World Series of Poker (Block)	2010-1106	1/18/10	179987	4/15/10	Registered
Egypt	World Series of Poker (Block)	242606	3/4/10			Pending
Egypt	World Series of Poker (Block)	242607	3/4/10			Pending
Egypt	World Series of Poker (Chip Design)	242610	3/4/10			Pending
Egypt	World Series of Poker (Chip Design)	242611	3/4/10			Pending
Egypt	WSOP (Block)	242608	3/4/10			Pending
Egypt	WSOP (Block)	242609	3/4/10			Pending
European Community	Luckyme	3471588	10/24/03	3471588	4/12/05	Registered
European Community	Luckyme & Cloud Device	3471612	10/24/03	3471612	4/1/05	Registered
European Community	Luckyme.co.uk	3458494	10/24/03	3458494	4/19/05	Registered
European Community	Luckyme.com	3471547	10/24/03	3471547	4/12/05	Registered
European Community	November Nine	7028228	7/1/08	7028228	8/13/09	Registered
European Community	World Series of Poker (Chip Design)	4185021	12/3/04	4185021	3/27/06	Registered
European Community	World Series of Poker (Chip Design)	6501332	12/10/07	6501332	6/5/09	Registered
European Community	World Series of Poker (Stacked)	6380216	10/19/07	6380216	10/9/08	Registered
European Community	World Series of Poker (Stacked)	6501647	12/10/07	6501647	5/20/09	Registered
European Community	World Series of Poker (Stacked) (Color)	6380034	10/19/07	6380034	9/25/08	Registered
European Community	World Series of Poker Europe (Block)	6380117	10/19/07	6380117	7/25/08	Registered
European Community	World Series of Poker Europe (Chip Design)	6077911	6/7/07	6077911	6/26/08	Registered
European Community	World Series of Poker Europe Logo (Color)	6077804	6/7/07	6077804	7/17/08	Registered
European Community	WSOP (Block)	4184941	12/7/04	4184941	3/1/06	Registered

Country	Mark	Appt. #	App Dat	Reg. No.	Reg. Date	Status
European Community	WSOP (Block)	6501051	12/10/07	6501051	7/1/09	Registered
European Community	WSOPE	6077689	7/6/07	6077689	6/5/08	Registered
France	World Series of Poker (Block)	093691743	11/17/09	093691743	4/23/10	Registered
France	World Series of Poker (Chip Design)	093691755	11/17/09	093691755	4/23/10	Registered
France	World Series of Poker Barriere Poker Logo	11/3808673	2/22/11	11 3 808 673	2/22/11	Registered
France	WSOP (Block)	093691715	11/17/09	093691715	4/23/10	Registered
France	WSOP.COM (Logo)	113816634	3/22/11	113816634	7/15/11	Registered
Germany	World Series of Poker (Chip Design)	30 2009 067 351.9/41	11/17/09	30 2009 067 351	6/17/10	Registered
Germany	WSOP (Logo)	30 2011 002 746.3/41	1/18/11			Pending
Gibraltar	World Series of Poker (Chip Design)	9682	10/4/07	9682	10/9/07	Registered
Gibraltar	WSOP (Block)	9681	10/4/07	9681	10/9/07	Registered
Guernsey	LuckyMe & Cloud Device (Series of Two)	NA	9/4/03	2342466	9/4/03	Registered
Hong Kong	World Series of Poker (Chip Design)	300572968	1/26/06	300572968	1/26/06	Registered
Hong Kong	World Series of Poker (Chip Design)	301493974	12/8/09	301493974	12/8/09	Registered
Hong Kong	World Series of Poker (Stacked) with WSOP	301493965	12/8/09	301493965	12/8/09	Registered
Hong Kong	WSOP (Block)	300358164	1/21/05	300358164	1/21/05	Registered
Hong Kong	WSOP (Block)	301114668	5/13/08	301114668	5/13/08	Registered
Iceland	World Series of Poker Europe (Chip Design)	2696/2007	8/15/07	1094/2007	9/5/07	Registered
Iceland	WSOPE	2695/2007	8/15/07	1093/2007	9/5/07	Registered
India	World Series of Poker (Block)	1334059	1/24/05	1334059	1/24/05	Registered
India	WSOP (Block) Midwest Regional Poker	1334060	1/24/05	1334060	1/24/05	Registered
Indiana	Championships		5/25/06	2006-0312	5/25/06	Registered
Indonesia	World Series of Poker (Block)	D00.2005.027411	12/8/05	IDM000131205	7/27/07	Registered
Indonesia	World Series of Poker (Block)	J00.2005.027410	12/8/05	IDM000131204	7/27/07	Registered
Indonesia	World Series of Poker (Chip Design)	D00.2011.000.538	1/7/11			Pending
Indonesia	World Series of Poker (Chip Design)	J00.2011.000.536	1/7/11			Pending
Indonesia	WSOP (Block)	D00.2006.015463	5/17/06	IDM000146473	11/7/07	Registered
Indonesia	WSOP (Block)	J00.2006.015460	5/17/06	IDM000146472	11/7/07	Registered
Indonesia	WSOP (Logo)	D00.2011.000.537	1/7/11			Pending
Indonesia	WSOP (Logo)	J00.2011.000.535	1/7/11			Pending
Ireland	World Series of Poker (Block)	2008/00576	3/18/08	241335	3/18/08	Registered
Israel	Playtika (Block)	237789	5/15/11			Pending
Israel	Save An Alien (Block)	237790	5/15/11			Pending
Israel	Slotomania (Block)	237788	5/15/11			Pending

Country	Mark	Appt. #	App Dat	Reg. No.	Reg. Date	Status
Israel	World Series of Poker (Chip Design - Color)	236575	3/22/11			Pending
Israel	World Series of Poker (Chip Design)	195853	12/5/06	195853	11/5/08	Registered
Israel	World Series of Poker (Chip Design)	195854	12/5/06	195854	11/5/08	Registered
Israel	World Series of Poker (Stacked)	226359	1/13/10	226359	4/6/11	Registered
Israel	World Series of Poker (Stacked)	226360	1/13/10	226360	4/6/11	Registered
Israel	WSOP (Block)	178001	1/30/05	178001	9/6/06	Registered
Israel	WSOP (Block)	178002	1/30/05	178002	9/6/06	Registered
Israel	WSOP.COM (Logo)	236574	3/22/11			Pending
Italy	World Series of Poker (Block)	MI2009C011245	11/18/09			Pending
Italy	World Series of Poker (Chip Design)	MI2009C011246	11/18/09			Pending
Italy	WSOP (Block)	MI2009C011248	11/18/09			Pending
Italy	WSOP (Logo)	MI2011C003057	3/23/11			Pending
Jamaica	World Series of Poker (Block)	54921	12/8/09	54,920	12/8/09	Registered
Jamaica	World Series of Poker (Chip Design)	54922	12/8/09	54,922	12/8/09	Registered
Jamaica	WSOP (Block)	54920	12/8/09	54,921	12/8/09	Registered
Japan	World Series of Poker (Block)	2005-4265	1/21/05	4950783	5/12/06	Registered
Japan	WSOP (Block)	2005-4266	1/21/05	4950784	5/12/06	Registered
Japan	WSOP World Series of Poker (Block)	2009-084895	11/10/09	5323726	5/21/10	Registered
Liechtenstein	World Series of Poker Europe (Chip Design)	14653	8/2/07	14653	8/2/07	Registered
Liechtenstein	WSOPE	14540	8/2/07	14540	8/2/07	Registered
Macau	World Series of Poker (Block)	N16641	4/12/05	N16641	3/15/06	Registered
Macau	World Series of Poker (Block)	N16642	4/12/05	N16642	3/15/06	Registered
Macau	World Series of Poker (Chip Design)	N/36099	5/9/08	N/36099	12/29/08	Registered
Macau	World Series of Poker (Chip Design)	N/36100	5/9/08	N/36100	12/29/08	Registered
Macau	WSOP (Block)	N16643	4/12/05	N16643	8/8/05	Registered
Macau	WSOP (Block)	N16644	4/12/05	N16644	8/8/05	Registered
Macau	WSOP World Series of Poker (Block)	N/44820	9/1/09	N/44820	1/25/10	Registered
Macau	WSOP World Series of Poker (Block)	N/44821	9/1/09	N/044821	1/25/10	Registered
Malaysia	World Series of Poker (Block)	05002662	2/23/05			Pending
Malaysia	World Series of Poker (Block)	05002663	2/23/05			Pending
Malaysia	WSOP (Block)	05002665	2/23/05	05002665	1/28/08	Registered
Malaysia	WSOP (Block)	05002664	2/23/05	05002664	9/22/07	Registered
Malaysia	WSOP (Logo)	2010024351	12/20/10			Pending

Country	Mark	Appt. #	App Dat	Reg. No.	Reg. Date	Status
Mexico	Mexican Series of Poker (Block)	1087895	5/7/10	1210265	4/4/11	Registered
Mexico	Mexican Series of Poker (Block)	1087893	5/7/10			Pending
Mexico	World Series of Poker (Block)	0699545	1/31/05	916199	1/24/06	Registered
Mexico	World Series of Poker (Block)	0699548	1/31/05	904643	10/25/05	Registered
Mexico	World Series of Poker (Chip Design)	1049949	11/25/09	1154826	4/26/10	Registered
Mexico	World Series of Poker (Stacked)	1049948	11/25/09	1154825	4/26/10	Registered
Mexico	WSOP (Block)	0699546	1/31/05	916200	1/24/06	Registered
Mexico	WSOP (Block)	0699547	1/31/05	875713	4/12/05	Registered
Monaco	World Series of Poker (Block)	25947	2/1/05	0524556	5/31/05	Registered
Monaco	WSOP (Block)	25948	2/1/05	0524557	5/31/05	Registered
Morocco	World Series of Poker (Block)	129763	3/25/10	129763	3/25/10	Registered
Morocco	World Series of Poker (Chip Design)	129765	3/25/10	129765	3/25/10	Registered
Morocco	WSOP (Block)	129764	3/25/10	129764	3/25/10	Registered
Nevada	The Biggest Little Tournament in the World Series of Poker (Block)		7/9/08	E0441542008-9	7/9/08	Registered
New Zealand	World Series of Poker (Block)	724362	1/26/05	724362	1/26/05	Registered
New Zealand	World Series of Poker (Chip Design)	835798	1/13/11			Pending
New Zealand	WSOP (Block)	724363	1/26/05	724363	1/26/05	Registered
New Zealand	WSOP (Logo)	835799	1/13/11			Pending
Norway	World Series of Poker (Chip Design)	200613605	11/29/06	239938	6/29/07	Registered
Norway	WSOP (Block)	2005/00740	1/26/05	230464	1/17/06	Registered
Norway	WSOP (Block)	201013033	12/10/10	259914	12/10/10	Registered
Panama	World Series of Poker (Block)	147130	11/30/05	147130	11/30/05	Registered
Panama	World Series of Poker (Block)	147133	11/30/05	147133	11/30/05	Registered
Panama	World Series of Poker (Chip Design)	147131	11/30/05	147131	11/30/05	Registered
Panama	World Series of Poker (Chip Design)	147134	11/30/05	147134	11/30/05	Registered
Panama	World Series of Poker (Stacked)	197486	2/11/11			Pending
Panama	WSOP (Block)	147129	11/30/05	147129	11/30/05	Registered
Panama	WSOP (Block)	147132	11/30/05	147132	11/30/05	Registered
Peru	World Series of Poker (Block)	259303	11/2/05	112972	3/2/06	Registered
Peru	World Series of Poker (Chip Design)	259305	11/2/05	113594	3/16/06	Registered
Peru	World Series of Poker (Stacked)	407838	12/11/09	163346	4/20/10	Registered
Peru	WSOP (Block)	259301	11/2/05	112971	3/2/06	Registered
Peru	WSOP (Block)	259302	11/2/05	41043	3/3/06	Registered
Peru	WSOP World Series of Poker (Block)	407837	12/11/09	163379	4/21/10	Registered
Philippines	World Series of Poker (Block)	4-2011-004966	4/29/11			Pending

Country	Mark	Appt. #	App Dat	Reg. No.	Reg. Date	Status
Philippines	WSOP (Block)	4-2011-004967	4/29/11			Pending
Poland	World Series of Poker (Block)	Z-368945	4/9/10			Pending
Puerto Rico	World Series of Poker (Block)	69849	12/17/09			Pending
Puerto Rico	World Series of Poker (Chip Design)	69848	12/17/09			Pending
Puerto Rico	WSOP (Block)	69850	12/17/09			Pending
Russia	World Series of Poker (Block)	2005703302	2/17/05	320443	2/5/07	Registered
Russia	World Series of Poker (Chip Design)	2006717270	6/23/06	353288	6/20/08	Registered
Russia	WSOP (Block)	2005703301	2/17/05	318493	12/20/06	Registered
Russia	WSOP World Series of Poker (Block)	2010701964	1/28/10	425304	12/10/10	Registered
Singapore	World Series of Poker (Block)	T05/02229E	2/22/05	T05/02229E	2/22/05	Registered
Singapore	World Series of Poker (Block)	T05/02230I	2/22/05	T05/02230I	2/22/05	Registered
Singapore	World Series of Poker (Block)	T10/01067D	1/29/10	T1001067D	1/29/10	Registered
Singapore	World Series of Poker (Chip Design)	T05/23403I	11/18/05	T/05/23403I	11/18/05	Registered
Singapore	World Series of Poker (Chip Design)	T05/23404G	11/18/05	T05/23404G	11/18/05	Registered
Singapore	World Series of Poker (Chip Design) (3 Dimensional)	T1015326B	11/19/10			Pending
Singapore	World Series of Poker (Stacked)	T09/12482C	10/30/09	T0912482C	10/30/09	Registered
Singapore	WSOP (Block)	T05/02256B	2/22/05	T05/02256B	2/22/05	Registered
Singapore	WSOP (Block)	T05/02257J	2/22/05	T05/02257J	2/22/05	Registered
Singapore	WSOP (Block)	T09/12479C	10/30/09	T0912479C	10/30/09	Registered
Slovenia	World Series of Poker (Block)	Z-200671096	7/7/06	200671096	7/7/06	Registered
Slovenia	World Series of Poker (Chip Design)	Z-200671098	7/7/06	200671098	7/7/06	Registered
Slovenia	WSOP (Block)	Z-200671097	7/7/06	200671097	7/7/06	Registered
Slovenia	WSOP (Logo)		5/11/11			Pending
South Africa	World Series of Poker (Block)	2005/01522	1/27/05	2005/01522	1/20/11	Registered
South Africa	World Series of Poker (Block)	2005/01523	1/27/05	2005/01523	1/20/11	Registered
South Africa	World Series of Poker (Chip Design)	2010/00047	1/4/10			Pending
South Africa	World Series of Poker (Chip Design)	2010/00046	1/4/10			Pending
South Africa	WSOP (Block)	2005/01524	1/27/05	2005/01524	1/27/05	Registered
South Africa	WSOP (Block)	2005/01525	1/27/05	2005/01525	1/27/05	Registered
South Africa	WSOP (Block)	2010/01911	2/1/10			Pending
South Africa	WSOP (Block)	2010/01912	2/1/10			Pending
South Korea	World Series of Poker (Block)	45-2005-0000697	1/21/05	15725	4/6/06	Registered
South Korea	World Series of Poker (Chip Design)	45-2009-0004436	12/1/09	45-0034471	4/21/11	Registered
South Korea	WSOP (Block)	45-2005-0000698	1/21/05	15724	4/6/06	Registered

Country	Mark	Appt. #	App Dat	Reg. No.	Reg. Date	Status
South Korea	WSOP World Series of Poker (Block)	45-2009-0004435	12/1/09	45-0034470	4/21/11	Registered
Spain	World Series of Poker (Block)	2726342	8/8/06	2726342	8/8/07	Registered
Spain	World Series of Poker (Chip Design)	2726350	8/8/06	2726350	8/8/07	Registered
Spain	WSOP (Block)	2726346	8/8/06	2726346	8/9/07	Registered
Switzerland	World Series of Poker (Chip Design)	50637/2005	1/26/05	540724	1/26/05	Registered
Switzerland	WSOP (Block)	50638/2005	1/26/05	532515	1/26/05	Registered
Switzerland	WSOP (Block)	64115/2010	12/23/10	614102	12/23/10	Registered
Taiwan	World Series of Poker (Block)	94-4329	1/28/05	1199249	3/1/06	Registered
Taiwan	World Series of Poker (Block)	94-4331	1/28/05	1187761	12/16/05	Registered
Taiwan	World Series of Poker (Chip Design)	098056213	12/16/09	1440594	11/16/10	Registered
Taiwan	WSOP (Block)	94-4330	1/28/05	1188201	12/16/05	Registered
Taiwan	WSOP (Block)	94-4332	1/28/05	1187762	12/16/05	Registered
Taiwan	WSOP (Logo)	099020762	5/5/10			Pending
Thailand	World Series of Poker (Block)	580640	2/3/05	TM241980	2/3/05	Registered
Thailand	World Series of Poker (Chip Design)	645360	11/17/06	TM278235	11/17/06	Registered
Thailand	World Series of Poker (Chip Design)	645361	11/17/06	SM36747	11/17/06	Registered
Thailand	World Series of Poker (Chip Design)	790672	12/15/10			Pending
Thailand	WSOP (Block)	580642	2/3/05	TM239210	2/3/05	Registered
Thailand	WSOP (Block)	750328	11/18/09	SM49990	11/18/09	Registered
Turkey	World Series of Poker (Chip Design)	2007/01365	1/16/07	2007/01365	1/16/07	Registered
Turkey	World Series of Poker (Stacked)	2010/05931	2/1/10			Pending
Turkey	WSOP (Block)	2005/02393	1/31/05	2005/02393	1/31/05	Registered
Turkey	WSOP (Block)	2010/05929	2/1/10			Pending
Ukraine	World Series of Poker Europe (Chip Design)	m2007 12849	8/3/07	109739	7/27/09	Registered
Ukraine	WSOPE	m2007 12850	8/3/07	109740	7/27/09	Registered
United Kingdom	Lucky Me (words)	2341392B	8/21/03	2341392B	8/21/03	Registered
United Kingdom	Lucky Me and Cloud Design (series of four)	2342433	9/4/03	2342433	9/4/03	Registered
United Kingdom	Luckyme (words)	2341392A	8/21/03	2341392A	8/21/03	Registered
United Kingdom	Luckyme and Cloud Design (Series of Two)	2342466	9/4/03	2342466	9/4/03	Registered
United Kingdom	Luckyme.co.uk/Luckyme.com (Series of Two)	2341392C	8/21/03	2341392C	8/21/03	Registered

United Kingdom	November Nine	2491510	7/1/08	2491510	7/1/08	Registered
United Kingdom	World Series of Poker (Block)	2433159	9/21/06	2433159	9/21/06	Registered

Country	Mark	Appt. #	App Dat	Reg. No.	Reg. Date	Status
United Kingdom	World Series of Poker (Chip Design)	2379545	12/3/04	2379545	12/3/04	Registered
United Kingdom	World Series of Poker (Stacked)	2548411	5/21/10	2548411	5/21/10	Registered
United Kingdom	World Series of Poker Europe (Chip Design)	2460630	7/6/07	2460630	7/6/07	Registered
United Kingdom	World Series of Poker Europe Logo (Color)	2460629	7/6/07	2460629	7/6/07	Registered
United Kingdom	WSOP (Block)	2379546	12/3/04	2379546	12/3/04	Registered
United Kingdom	WSOPE	2460628	7/6/07	2460628	7/6/07	Registered
United States	Double Deuce Studios (Block)	85/318587	5/11/11			Pending
United States	Dreams Dealt Daily (Block)	85/037987	5/13/10			Pending
United States	I’m a Player (Block)	77/918495	1/22/10	3858314	10/5/10	Registered
United States	Legends are Made One Hand at a Time	78/567458	2/15/05	3057640	2/7/06	Registered
United States	Midwest Regional Poker Championships a World Series of Poker Satellite Event with Chip Design	78/877197	5/5/06	3227526	4/10/07	Registered
United States	November Nine	77/470649	5/9/08	3894301	12/21/10	Registered
United States	November Nine	77/475916	5/15/08			Pending
United States	Play Like the Big Dogs	78/750151	11/9/05	3232684	4/24/07	Registered
United States	Playtika (Block)	85/320264	5/13/11			Pending
United States	Playtika (Block)	85/320355	5/13/11			Pending
United States	Poker with Bob (Block)	85/294387	4/13/11			Pending
United States	Pokerpalooza	77/641417	12/30/08	3687410	9/22/09	Registered
United States	Save An Alien (Block)	85/320388	5/13/11			Pending
United States	Slotomania (Block)	85/320362	5/13/11			Pending
United States	Slotomania (Block)	85/320368	5/13/11			Pending
United States	Tournament of Champions	77/242907	7/31/07	3563099	1/20/09	Registered
United States	Where Legends are Made and Millions are Paid (Block)	74/712176	8/7/95	1978543	6/4/96	Registered
United States	World Series of Blackjack (Block)	78/325044	11/7/03	2999068	9/20/05	Registered
United States	World Series of Gaming	78/382722	3/11/04	3419746	4/29/08	Registered
United States	World Series of Poker (Block)	75/115237	6/6/96	2119064	12/9/97	Registered
United States	World Series of Poker (Block)	78/485011	9/16/04	3150504	10/3/06	Registered
United States	World Series of Poker (Block)	78/518270	11/17/04	3250424	6/12/07	Registered
United States	World Series of Poker (Block)	73/018716	4/12/74	1025395	11/18/75	Registered
United States	World Series of Poker (Block)	78/897067	5/31/06	3292249	9/11/07	Registered
United States	World Series of Poker (Block)	77/131214	3/14/07	3347380	12/4/07	Registered
United States	World Series of Poker (Block)	77/192399	5/29/07	3537943	11/25/08	Registered
United States	World Series of Poker (Block)	77/673812	2/19/09	3868170	10/26/10	Registered
United States	World Series of Poker (Block)	77/677733	2/25/09	3669372	8/18/09	Registered
United States	World Series of Poker (Block)	85/170566	11/5/10	3985276	6/28/11	Registered

Country	Mark	Appt. #	App Dat	Reg. No.	Reg. Date	Status
United States	World Series of Poker (Block)	85/175914	11/12/10			Pending
United States	World Series of Poker (Chip Design - Color)	78/455579	7/23/04	3154905	10/10/06	Registered
United States	World Series of Poker (Chip Design - Color)	78/455538	7/23/04	3290269	9/11/07	Registered
United States	World Series of Poker (Chip Design)	78/795228	1/19/05	3267802	7/24/07	Registered
United States	World Series of Poker (Chip Design)	77/192380	5/29/07	3534810	11/18/08	Registered
United States	World Series of Poker (Chip Design)	77/276559	9/11/07	3408925	4/8/08	Registered
United States	World Series of Poker Circuit Events (Logo) (Color)	85/289571	4/7/11			Pending
United States	World Series of Poker Europe (Chip Design)	77/223943	7/7/07	3603346	4/7/09	Registered
United States	World Series of Poker Satellite Location (chip design)	77/423903	3/17/08	3558879	1/6/09	Registered
United States	World Series of Poker Tournament of Champions	78/467460	8/13/04	3053714	1/31/06	Registered
United States	WSOP (Block)	78/485005	9/16/04	3499073	9/9/08	Registered
United States	WSOP (Block)	78/518286	11/17/04	3794994	5/25/10	Registered
United States	WSOP (Block)	78/615434	4/23/05	3499087	9/9/08	Registered
United States	WSOP (Block)	78/897086	5/31/06	3292250	9/11/07	Registered
United States	WSOP (Block)	77/188661	5/23/07	3351887	12/11/07	Registered
United States	WSOP (Block)	85/171729	11/8/10	3985291	6/28/11	Registered
United States	WSOP (Block)	85/175905	11/12/10			Pending
United States	WSOPE	77/223842	7/7/07	3861223	10/12/10	Registered
United States	www.shopwsop.com (logo)	78/761844	11/28/05	3158489	10/17/06	Registered
Uruguay	World Series of Poker (Block)	363.376	6/22/05	363376	3/31/06	Registered
Uruguay	WSOP (Block)	363.377	6/22/05	363377	3/31/06	Registered
Venezuela	World Series of Poker (Block)	24142	10/31/05	P272159	6/19/06	Registered
Venezuela	World Series of Poker (Block)	24143	10/31/05			Pending
Venezuela	World Series of Poker (Block)	5555-2010	4/22/10			Pending
Venezuela	World Series of Poker (Chip Design)	24144	10/31/05	P299930	11/17/09	Registered
Venezuela	World Series of Poker (Chip Design)	24145	10/31/05			Pending
Venezuela	WSOP (Block)	24146	10/31/05	P276860	2/21/07	Registered
Venezuela	WSOP (Block)	24147	10/31/05	S033980	2/21/07	Registered
Venezuela	WSOP (Block)	5553-2010	4/22/10			Pending
Venezuela	WSOP (Block)	5554-2010	4/22/10			Pending

EXHIBIT D

Marketing Code

CAESARS ENTERTAINMENT

MARKETING AND ADVERTISING CODE

May 2009

Introduction

Millions of responsible adults enjoy the excitement of casino gaming at a Caesars Entertainment Corporation property each year. Casino customers by and large treat casino gaming the same way they treat other forms of recreation: they budget the time and amount of money they want to spend, and they consider their chosen recreation a pleasant pastime, not a way of life. We’re proud that we entertain millions of customers each year in our casinos. Our customers overwhelmingly tell us that they have fun at our casinos, whether they win or lose on any particular occasion.

Promoting responsible gaming is part of our culture at Caesars. Our long-standing position has been that if a customer plays at one of our casinos (operated under any of our casino brand names) for any reason other than the fun of it, that customer is playing for the wrong reason. Many observers have lauded our company’s industry-leading programs and practices in combating problem gambling.

The advertising and marketing of gaming activities must be sensitive to these issues and all of our advertising must also be truthful and reflect generally accepted standards of good taste.

In furtherance of these interests and in recognition of Caesars strong opposition to irresponsible or inappropriate gambling, Caesars has adopted this Code for its marketing and advertising.

Scope

1.	The Code applies to the marketing and advertising of all Caesars Entertainment Corporation gaming brands and properties, including World Series of Poker and Total Rewards. However, an ad is not considered gaming advertising solely through the inclusion of a logo.

2.	The Code applies to every media or channel for marketing and/or advertising, including direct mail, outdoor, in-casino, radio, television, print, and Internet.

3.	The Code does not apply to educational materials, broadcast messages, the Harrah’s Foundation, or Internet content designed specifically to address the issues of underage or problem gambling.

4.	Caesars complies with all local laws and regulations regarding marketing and advertising. These local laws and regulations may include limitations, restrictions, or other provisions that are different from those identified in the Code. In such cases, the local laws and regulations supersede the Code.

Content

5.	Advertising and marketing materials portray casino gaming and casino customers in a responsible manner. Advertising and marketing materials for gaming activities are designed for adults who choose to play casino games.

6.	Advertising and marketing materials are consistent with contemporary local standards of decorum and decency. They do not use religious themes, figures, or symbols. Nor do they degrade the image, form, or status of women, men, or any ethnic, minority, or other group.

7.	Advertising and marketing materials do not depict, encourage, or condone excessive, irresponsible, or illegal gambling. They do not:

7.1.	State or imply that casino gambling is an acceptable means of satisfying work or family commitments, or an alternative to work or family commitments;

7.2.	State or imply that casino gambling is necessary for financial, physical, or social success;

7.3.	State or imply that casino gambling solves personal problems;

7.4.	Portray individuals who are intoxicated, who are compelled to gamble, who have lost control of their faculties, or who have become separated from reality; or

7.5.	Suggest in any way that excessive, irresponsible, or illegal gambling is an amusing or acceptable behavior.

8.	We only advertise and market gaming activity to adults above the legal age to gamble in a casino. We only advertise our non-gaming amenities to adults over the age of 18 with the exception of venues that require a different legal age to engage in the activity. Our marketing and advertising materials do not:

8.1.	Show casino gambling being experienced by anyone under the legal age;

8.2.	Use actors in gaming advertising who are below 25 years of age or who reasonably appear to be below the legal age to gamble in a casino or use actors in non-gaming advertising who are below 20 years of age or who reasonably appear to be below 18 years of age;

8.3.	Use any symbol, language, gesture, cartoon, music, animated character, entertainment figure, or child’s toy that has primary appeal to persons below the legal age to gamble in a casino in any gaming or non-gaming advertising. Material has a “primary appeal” to persons below the legal age to gamble in a casino if it has special attractiveness to such persons above and beyond the general attractiveness it has for persons above the legal age to gamble in a casino.

8.4.	Show or imply that casino gambling is a “rite of passage” or otherwise necessary for the attainment of adulthood.

9.	Advertising and marketing materials depict casinos as respectable and well-kept establishments.

10.	All print gaming advertising includes a message offering a toll-free helpline for individuals who might have a gambling problem. The minimum requirements are subject to the local jurisdictional rules.

11.	We sponsor public awareness, education, and other campaigns on problem and underage gambling.

Placement

12.	We do not promote gaming activity at any event where the majority of the audience is reasonably expected to be below the legal age to gamble in a casino nor do we promote our brands or non-gaming amenities at events where the majority of the audience is reasonably expected to be below 18. This does not prevent us from erecting advertising or marketing at or near facilities that are used primarily for adult- oriented events, but which occasionally may be used for an event where most attendees are under the legal age to gamble in a casino.

13.	No product name, logo, trademark, or service mark is used or licensed for use on clothing, toys, game equipment, or other materials that are intended primarily for persons below the legal age to gamble in a casino. Materials that are intended primarily for persons below the legal age to gamble in a casino, regardless of the presence of any product name, logo, trademark, or service mark, are not used as promotional materials or are given away at events, except in response to a charitable request.

14.	Advertising and marketing materials for gaming activity are not placed in magazines, newspapers, television programs, radio programs, or other media where more than 30 percent of the audience is reasonably expected to be below the legal age to gamble in a casino. Advertising and marketing materials for non-gaming amenities are not placed in magazines, newspapers, television programs, radio programs, or other media where more than thirty percent of the audience is reasonably expected to be under the age of 18.

15.	We do not advertise our products or brands in college or university newspapers, with the exception of advertising for special events or venues that allow attendance for those 18 years and above. Advertisements elsewhere in college or university media are in conformity with policies promulgated by appropriate college officials or with the prior approval of appropriate college officials.

16.	We do not advertise on the comic pages of newspapers or magazines.

17.	New advertising is not placed on any outdoor stationary location within 500 feet of an established place of worship or an elementary school or secondary school. If existing advertising is within 500 feet of said locations, contracts for its placement will not be renewed.

18.	We are particularly sensitive about the use of the Caesars website. We:

18.1.	Post that the website is designed for individuals who are of legal age to gamble in a casino.

18.2.	Take appropriate precautions to ensure that visitors to the play for fun casino are 21 or older.

18.3.	Include messages discouraging underage and irresponsible gambling.

18.4.	Include information on our website about our responsible gambling philosophy, practices, and programs.

Compliance and Dissemination

19.	A copy of this code is given to every casino employee and outside agency whose responsibilities include advertising and marketing, as well as to any outside party who might request it.

20.	A Code Review Board comprised of Caesars employees meets at least annually and evaluates Code compliance. An annual written report outlining the extent of Code compliance and, if necessary, describing means to ensure greater Code compliance, is prepared for the Board. This report includes a review of current recognized electronic and print composition data in order to ensure that advertisements are placed in compliance with the Code.

21.	The Board also meets when necessary to consider complaints about Caesars marketing or advertising materials lodged by any interested party. If clear, objective evidence demonstrates to the Board that any advertising or marketing material is in violation of the Code, the material in question will be withdrawn. All complaining parties are notified of the resolution of their complaints.

Effective Date

22.	The provisions of this Code apply to any marketing or advertising activity undertaken on or after May 1, 2009.

For more information on the Caesars Entertainment Marketing and Advertising Code, or on the Caesars Entertainment Code of Commitment contact:

Jan Jones

Senior Vice President of Communications

Caesars Entertainment Corporation

One Caesars Palace Drive

Las Vegas, NV 89109

www.harrahs.com

EXHIBIT E

Examples

Section 5.1. Examples of Primary Usage

Examples of branded games that include use of the Licensed Marks as the title or primary brand of the CIE Game:

•	Caesars Casino.

•	Caesars Bingo.

•	Harrah’s Slots.

•	Caesars Poker.

Example of branded games being used for promotional purposes only and not as the title or primary brand of a CIE Game

In the above example, if the game is branded “Vegas Casino Nights” and does not include the Licensed Marks in the primary branding or title of the CIE Game, the Net Sales of that CIE Game shall not be subject to the royalty; or

CIE creates a Harrah’s branded slot machine inside of Slotomania. As of the Effective Date, Slotomania is an established game on Facebook with over 4.5 million monthly active users with over 15 different virtual slot machines. With CEOC approval, CIE would create a Harrah’s branded machine to sit inside the portfolio of slot games inside Slotomania to promote the Harrah’s brand. Consideration for use of the brand would be brand exposure to the 4.5 million monthly users but no revenue share or license fee would be due from CIE to CEOC.

Section 6.1. Examples of Pure Cross Marketing with No Revenue Share

CEOC embeds the game Slotomania on Caesars.com where the users can play on a page on the website. CIE to control the game and retain all revenue generated by the users playing Slotomania. CEOC to benefit from controlling the advertising inventory around the frame of the game and engaging their users with compelling content.

Section 6.5. Examples of CIE Revenue Sharing

1) CEOC sends an email to slot players in its Total Rewards database to play Slotomania on Facebook. That email will contain one or more trackers and links provided by CIE. For customers that have not previously played Slotomania (a “New Customer”) that click on the banner with tracker to play Slotomania, CIE will track their spending in the game and the revenue generated from that customer will be subject to the revenue sharing of the agreement.

2) CEOC places a banner advertisement on Caesars.com to play the World Series of Poker game on Facebook. The banner will include a tracker provided by CIE. For New Customers that click on the banner with tracker to play World Series of Poker, CIE will track their spending in the game and the revenue generated from that customer will be subject to the revenue sharing of the agreement.

Section 6.6(a). Examples of CEOC Revenue Sharing

1) CIE promotes a weekend getaway at Caesars Palace on a banner on the Caesars Casino website in the UK. The banner will include a tracker provided by CEOC. For non-Total Rewards customers who click on the banner with the tracker to book a hotel reservations at a Property, CEOC will track such customer’s spending on the first hotel that such customer books after clicking on the banner, and the non-gaming revenue generated from that customer for that booking will be subject to the revenue sharing of the agreement.

2) WSOP.com runs a banner advertisement to drive customers to the Total Rewards Marketplace website. The banner will include a tracker provided by CEOC. For non-Total Rewards customers that click on the banner with tracker to book a hotel reservations at a Property, CEOC will track such customer’s spending on the first hotel that such customer books after clicking on the banner, and the non-gaming revenue generated from that customer for that booking will be subject the revenue sharing of the agreement.

Section 6.6(b). Example of CEOC TR Activation Fee

WSOP.com runs a banner advertisement to drive customers to the Total Rewards Marketplace site. The banner will include a tracker provided by CEOC. If an individual registers to become a total rewards member, CIE will receive a $50 flat fee once that customer activates the membership at a Property.

Section 6.6(b). Example of Traffic Exchange

In this example, the parties choose to exchange traffic instead of a revenue sharing agreement. CEOC runs a promotion for Slotomania on the Facebook Fan page of the Properties. Slotomania runs a promotion for Caesars Palace. Both parties will count the clicks on each other’s banners and at the end of the promotion will reconcile the clicks. For example, CEOC has given CIE 5,000 clicks in excess of the CIE has given to CEOC, CEOC will pull down the CIE promotion, and CIE will maintain the CEOC promotion until the balance is zero.